UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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Transocean Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TO THE OWNERS OF OUR COMPANY:

Adversity provides unique opportunities for us all to challenge the status quo, innovate and galvanize positive change. Since the start of 2020, COVID-19 and other events have offered more than their share of adversity. Throughout this time, our team of professionals has kept our core values as guiding principles for our direction and we have collectively risen to the occasion. In 2020, Transocean changed in ways that we believe will serve as the foundation for future success, delivering exceptional results in the face of a global pandemic. We enter 2021 in a strong position, more committed than ever to continuing to deliver the superior level of performance all of our stakeholders expect and deserve.

While we remain pragmatic as we continue to respond and adapt to the effects of the ongoing pandemic, we recognize the tireless dedication and incredible creativity of our employees who keep our rigs operating on behalf of our customers. As we continue to develop and innovate, we also continue to take the necessary actions to preserve and enhance liquidity as we have done in the past, including delivering best-in-class backlog conversion, further improving our cost structure to fit our evolving active fleet, quickly cold-stacking or scrapping unmarketable assets, and executing timely and opportunistic capital markets transactions.

In recent years, our disciplined approach to preserving and enhancing liquidity has allowed us to transform our ultra-deepwater and harsh environment fleet, dropping the average age of our floaters to nine years from 21 years through strategic additions and subtractions. In 2020 alone, we retired or sold seven older, less competitive rigs. These ongoing efforts have resulted in Transocean continuing to maintain our leadership position among offshore drillers.

THIS NEWER, YOUNGER, HIGHER-SPECIFICATION FLEET OF 37 FLOATERS, WITH TWO MORE STILL UNDER CONSTRUCTION, OFFERS OUR CUSTOMERS SAFER, CLEANER, MORE EFFICIENT OPERATIONS AND ALLOWED TRANSOCEAN, IN 2020, TO DELIVER UPTIME PERFORMANCE TO OUR CUSTOMERS THAT EXCEEDED 97%.

While we own and operate some of the industry’s most advanced rigs, we continued to make strategic technology upgrades during 2020, including the addition of Smart Equipment Analytics (“SEA”) on 19 of our rigs. SEA provides us with real-time equipment and operating data, enabling us to quickly evaluate rig performance and respond as necessary to keep our rigs operating at optimal levels. SEA also provides fleet-wide awareness of power consumption and emissions, allowing us to deliver our vital services, while reducing our impact on the environment. Furthermore, during 2020, we deployed the offshore drilling industry’s first safety system, HaloGuardSM, that integrates a wearable locating device with drill floor equipment and machine stoppage controls. HaloGuardSM combines a wearable alarm and a real-time location transmitter together with a machine vision system that is designed to track the position of personnel on the drill floor and key drill floor equipment while operating and, if needed, stop the equipment from operating. This system provides an advanced layer of individual protection on the drill floor for our crew. We have fully installed the system on one rig operating in the Gulf of Mexico, and we plan to install HaloGuardSM systems on six more rigs during 2021. This system is an example of how we have prioritized providing a safe and healthy work environment for our people by utilizing the most advanced technologies available.

In 2020, we were able to deliver a total recordable incident rate of 0.24, the second lowest in our company’s 60-plus year history. And remarkably, amid the pandemic, due to our employees’ professionalism, dedication, flexibility and resilience, we delivered adjusted revenue of approximately $3.4 billion and adjusted EBITDA of approximately $1.2 billion, all without a single lost time incident.

OUR RESILIENCE AND CREATIVITY THROUGHOUT 2020 IS ALSO EVIDENCED BY OUR LIQUIDITY IMPROVEMENT THROUGH THE REDUCTION IN OUR DEBT AND INTEREST COST TO MATURITY BY MORE THAN $1 BILLION AND $100 MILLION, RESPECTIVELY, RESULTING FROM A SERIES OF HIGHLY SUCCESSFUL AND STRATEGIC LIABILITY MANAGEMENT TRANSACTIONS.

LETTER TO SHAREHOLDERS

As we have demonstrated over the last several years, our finance and legal teams have proven we can successfully execute fiscally responsible transactions to further our strategic goals. In 2021, we will continue to be proactive in managing our balance sheet in a way that enables us to continue to invest in our people, our assets and the development of new and differentiating technologies. While we take some comfort in our approximately $7.8 billion backlog, we remain pragmatic, recognizing the challenges to the industry and, specifically, those that Transocean will continue to face in the near-term. Transocean remains in an advantageous position relative to other offshore drillers, many of whom are in, or have recently emerged from, bankruptcy. Instead, we believe we have the liquidity to continue to prudently invest in our business; and importantly, we are able to maintain a singular focus on delivering best-in-class operations to our customers. We expect that a full-scale recovery in the deepwater offshore market will not likely begin before the middle of this year, at the earliest. However, as the commodity markets have begun to stabilize, we have confidence that our customers will be ready to increase their offshore activity in the years to come. We remain encouraged by the emergence of multiple opportunities for work in offshore markets across the globe in 2021 and beyond. And, we are pleased to be entering the year with some meaningful contracts and extensions signed in 2020:

■   We signed a conditional agreement with Beacon Offshore Energy to drill the Shenandoah prospect in the Gulf of Mexico with the newbuild Deepwater Atlas. Upon sanctioning, the project will require a 20,000 psi well control system, making the Deepwater Atlas our second 20,000 psi capable drillship.

■   We extended the contracts with Petrobras for the Deepwater Mykonos and Deepwater Corcovado by 680 days and 815 days, respectively.

AS AN INTEGRAL PARTICIPANT IN THE PRODUCTION AND DEVELOPMENT OF ENERGY, WE MUST CONTINUE TO OPERATE WITH INTEGRITY, DISCIPLINE AND AN UNCONDITIONAL RESPECT FOR OUR PEOPLE, OUR COMMUNITIES AND OUR PLANET.

We must continue to adapt and sharpen our focus on responsible operations that help meet the cyclical and dynamic energy demands of global and regional economies. As part of this focus, we continue to formally integrate our sustainability efforts into our corporate strategy and business execution plans. At the end of 2020, we introduced our Human Rights Policy and published our third sustainability report.

At our 2020 Annual General Meeting, our shareholders approved the addition of a second woman to our Board of Directors, and at this year’s 2021 Annual General Meeting, we are nominating a third woman to our Board of Directors. These individuals join a Board that is highly experienced, well-credentialed and sharply focused on shareholder value.

In closing, we are exceptionally grateful for and proud of our employees’ dedication, flexibility, strength and resilience during this challenging time. We will continue to overcome the challenges before us and use adversity to change for the better. On behalf of our entire team at Transocean, we thank our shareholders for your continued support and trust. We look forward to continuing our leadership role in fulfilling the world’s energy needs.

ChaDWICK C. Deaton	Jeremy D. Thigpen
Chair of the Board of Directors	President and Chief Executive Officer

April 7, 2021

]

CONTENTS

P-ii	NOTICE TO SHAREHOLDERS
P-v	PROXY STATEMENT SUMMARY
P-1	INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.
P-6	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
P-7	INFORMATION ABOUT THE MEETING AND VOTING
P-12

AGENDA ITEM 1.    APPROVAL OF THE 2020 ANNUAL REPORT, INCLUDING THE AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF TRANSOCEAN LTD. FOR FISCAL YEAR 2020 AND THE AUDITED STATUTORY FINANCIAL STATEMENTS OF TRANSOCEAN LTD. FOR FISCAL YEAR 2020

P-14	AGENDA ITEM 2. DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND THE EXECUTIVE MANAGEMENT TEAM FROM LIABILITY FOR ACTIVITIES DURING FISCAL YEAR 2020
P-15

AGENDA ITEM 3.    APPROPRIATION OF ACCUMULATED LOSS FOR FISCAL YEAR 2020 AND RELEASE OF CHF 8.0 BILLION OF STATUTORY CAPITAL RESERVES FROM CAPITAL CONTRIBUTION AND ALLOCATION TO FREE CAPITAL RESERVES FROM CAPITAL CONTRIBUTION

P-16	AGENDA ITEM 4. RENEWAL OF SHARES AUTHORIZED FOR ISSUANCE
P-18	AGENDA ITEM 5. ELECTION OF 11 DIRECTORS, EACH FOR A TERM EXTENDING UNTIL COMPLETION OF THE NEXT ANNUAL GENERAL MEETING
P-33	SKILLS & EXPERIENCE MATRIX FOR INDEPENDENT DIRECTORS
P-35	AGENDA ITEM 6. ELECTION OF THE CHAIR OF THE BOARD OF DIRECTORS FOR A TERM EXTENDING UNTIL COMPLETION OF THE NEXT ANNUAL GENERAL MEETING
P-36	AGENDA ITEM 7. ELECTION OF THE MEMBERS OF THE COMPENSATION COMMITTEE, EACH FOR A TERM EXTENDING UNTIL COMPLETION OF THE NEXT ANNUAL GENERAL MEETING
P-37	AGENDA ITEM 8. ELECTION OF THE INDEPENDENT PROXY FOR A TERM EXTENDING UNTIL COMPLETION OF THE NEXT ANNUAL GENERAL MEETING
P-38

AGENDA ITEM 9.     APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021 AND ELECTION OF ERNST & YOUNG LTD, ZURICH, AS THE COMPANY’S AUDITOR FOR A FURTHER ONE-YEAR TERM

P-40	AGENDA ITEM 10. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
P-42	AGENDA ITEM 11. PROSPECTIVE VOTES ON THE MAXIMUM COMPENSATION OF THE BOARD OF DIRECTORS AND THE EXECUTIVE MANAGEMENT TEAM
P-47	AGENDA ITEM 12. APPROVAL OF AMENDMENT AND RESTATEMENT OF THE TRANSOCEAN LTD. 2015 LONG-TERM INCENTIVE PLAN
P-55	CORPORATE GOVERNANCE
P-65	BOARD MEETINGS AND COMMITTEES
P-71	2020 DIRECTOR COMPENSATION
P-73	AUDIT COMMITTEE REPORT
P-75	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
P-76	SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
P-77	COMPENSATION DISCUSSION AND ANALYSIS
P-101	COMPENSATION COMMITTEE REPORT
P-102	EXECUTIVE COMPENSATION
P-112	EQUITY COMPENSATION PLAN INFORMATION
P-113	OTHER MATTERS
A-1	APPENDIX A – NON-GAAP FINANCIAL INFORMATION
B-1	APPENDIX B – PROPOSED AMENDMENT OF TRANSOCEAN LTD. 2015 LONG-TERM INCENTIVE PLAN
AN-1	ANNEX A – AMENDMENT TO ARTICLE 5 OF THE ARTICLES OF ASSOCIATION

Transocean 2021    i    Proxy Statement

NOTICE TO SHAREHOLDERS

The 2021 Annual General Meeting of the shareholders (the “2021 Annual General Meeting”) of Transocean Ltd. (the “Company”) will be held:

WHEN	WHERE
Thursday, May 27, 2021	Transocean Ltd.
6:30 p.m., Swiss time	Turmstrasse 30
6312 Steinhausen, Switzerland

Information regarding the matters to be acted upon at the meeting is set forth in the attached invitation to the 2021 Annual General Meeting and the proxy statement, which is available at: www.deepwater.com by selecting Financial Reports, then Annual and Quarterly Reports in the dropdown menu of the Investors section.

At the 2021 Annual General Meeting, we will ask you to vote on the following items:

AGENDA ITEM	DESCRIPTION	BOARD RECOMMENDATION		FOR MORE INFORMATION, SEE PAGE
1

Approval of the 2020 Annual Report, Including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2020 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2020

		✓	FOR	P-12
2	Discharge of the Members of the Board of Directors and Executive Management Team from Liability for Activities During Fiscal Year 2020	✓	FOR	P-14
3

Appropriation of the Accumulated Loss for Fiscal Year 2020 And Release of CHF 8.0 Billion of Statutory Capital Reserves from Capital Contribution and Allocation to Free Capital Reserves from Capital Contribution

		✓	FOR	P-15
4	Renewal of Shares Authorized for Issuance	✓	FOR	P-16
5	Election of 11 Directors, Each for a Term Extending Until Completion of the Next Annual General Meeting	✓	FOR	P-18
6	Election of the Chair of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting	✓	FOR	P-35
7	Election of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting	✓	FOR	P-36
8	Election of the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting	✓	FOR	P-37
9

Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2021 and Election of Ernst & Young Ltd, Zurich, as the Company’s Auditor for a Further One-Year Term

		✓	FOR	P-38
10	Advisory Vote to Approve Named Executive Officer Compensation	✓	FOR	P-40

Transocean 2019    ii    Proxy Statement

NOTICE TO SHAREHOLDERS

11	Prospective Votes on the Maximum Compensation of the Board of Directors and the Executive Management Team	✓	FOR	P-42
12	Approval of Amendment and Restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan	✓	FOR	P-47

It is important that your shares be represented and voted at the meeting. If you are a shareholder registered in our share register, you may submit voting instructions electronically over the internet, by telephone or, if you request that the proxy materials be mailed to you, by completing, signing and returning the proxy card enclosed with those materials. If you hold your shares in the name of a bank, broker or other nominee, please follow the instructions provided by your bank, broker or nominee for submitting voting instructions, including whether you may submit voting instructions by mail, telephone or over the internet.

Under rules of the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders as of the close of business on April 1, 2021. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the internet, by telephone or via mail. If you receive the Notice, you will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or as otherwise described in the proxy statement.

A copy of the proxy materials, including a proxy card or voting instruction form, will also be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business on May 10, 2021, and who were not registered as of April 1, 2021. The Notice or proxy statement and form of proxy, as appropriate, are first being mailed or sent, as appropriate, to shareholders on or about April 7, 2021.

A note to Swiss and other European investors: Transocean Ltd. is incorporated in Switzerland, has issued registered shares and trades on the New York Stock Exchange; however, unlike some Swiss incorporated companies, share blocking and re-registration are not requirements for any shares of Transocean Ltd. to be voted at the meeting, and all shares may be traded after the record date.

Due to the extraordinary situation in connection with the COVID-19 pandemic, the 2021 Annual General Meeting will not take place in the usual format. In accordance with the Swiss Federal Council Ordinance 3 of June 19, 2020 on Measures to Combat the Coronavirus, as amended (the “COVID-19 Ordinance 3”), shareholders will not be permitted to attend the meeting in person. Shareholders and beneficial owners of our shares must therefore exercise their voting rights only by giving voting instructions to the independent proxy or its substitute by internet, telephone or mail, as described above, or by giving the independent proxy or its substitute proxy card voting instruction, as further described in this proxy statement. We look forward to welcoming shareholders in person at general meetings of shareholders that take place following the 2021 Annual General Meeting, consistent with our long-standing practice.

Thank you in advance for your vote.

Transocean 2021    iii    Proxy Statement

NOTICE TO SHAREHOLDERS

Sincerely,

ChaDWICK C. Deaton	Jeremy D. Thigpen
Chair of the Board of Directors	President and Chief Executive Officer

April 7, 2021

Transocean 2021    iv    Proxy Statement

PROXY STATEMENT SUMMARY

2021 ANNUAL GENERAL MEETING DETAILS

WHEN	WHERE	RECORD DATE
Thursday, May 27, 2021	Transocean Ltd.	May 10, 2021
6:30 p.m., Swiss time	Turmstrasse 30
6312 Steinhausen, Switzerland

VOTING INFORMATION

	BY PHONE	BY INTERNET	BY MAIL	BY MOBILE DEVICE

Registered Holders (shares are registered in your own name)

On a touch-tone telephone, call toll-free:
+1 (800) 690-6903 24/7, and follow the instructions.

You will need the 12-digit control number that is included in the voting instructions form that is sent to you.

You will be able to confirm that the telephonic system has properly recorded your votes.

Go to www.proxyvote.com 24/7, and follow the instructions.

You will need the 12-digit control number that is included in the voting instructions form that is sent to you.

The internet system allows you to confirm that the system has properly recorded your voting instructions.

			Complete, date, sign and return your proxy card in the postage-paid envelope. Do not mail the proxy card if you are submitting voting instructions over the internet.	Scan the QR code, which can be found on your voting instructions form that is sent to you.

Beneficial Owners (shares are held “in street name” in a stock brokerage account or by a bank, nominee or other holder of record)

On a touch-tone telephone, call toll-free:
+1 (800) 690-6903 24/7, and follow the instructions.

You will need the 12-digit control number that is included in the voting instructions form that is sent to you.

You will be able to confirm that the telephonic system has properly recorded your votes.

Go to www.proxyvote.com 24/7, and follow the instructions.

You will need the 12-digit control number that is included in the voting instruction form that is sent to you.

The internet system allows you to confirm that the system has properly recorded your voting instructions.

			Complete, date, sign and return your voting information form. Do not mail the voting instruction form if you are submitting voting instructions over the internet or by telephone.	Scan the QR code, which can be found on your voting instructions form that is sent to you.

Transocean 2021    v    Proxy Statement

PROXY STATEMENT SUMMARY

YOUR VOTE IS IMPORTANT While shareholders will not attend the 2021 Annual General Meeting in person, as explained below, we encourage you to vote as soon as possible.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL GENERAL MEETING TO BE HELD ON MAY 27, 2021

Our proxy statement and 2020 Annual Report are available at www.proxyvote.com or on our website investor.deepwater.com under “Financial Reports ― Annual and Quarterly Reports.” Information contained on or accessible from our website is not incorporated by reference into this proxy statement and should not be considered a part of this report or any other filing that we make with the SEC. Furthermore, references to our website URLs are intended to be inactive textual references only.

Shareholders registered in our share register on the record date have the right to vote their shares at the 2021 Annual General Meeting. Such shareholders may designate proxies to vote their shares by submitting their proxy electronically over the internet, by telephone or, if they request that the proxy materials be mailed to them, by completing, signing and returning the proxy card enclosed with those materials. Please review the voting instructions in the proxy statement for each of these methods.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee for voting their shares, including whether they may submit voting instructions by mail, telephone or over the internet.

All dollar figures in this proxy statement are in U.S. dollars unless otherwise denoted.

Transocean 2021    vi    Proxy Statement

PROXY STATEMENT SUMMARY

COMPANY OVERVIEW AND 2020 STRATEGY AND PERFORMANCE

Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. The company specializes in technically demanding sectors of the global offshore drilling business with a particular focus on ultra-deepwater and harsh environment drilling services, and believes that it operates the highest specification floating offshore drilling fleet in the world.

Transocean’s fleet of 37 mobile offshore drilling units consists of 27 ultra-deepwater floaters and 10 harsh environment floaters. In addition, Transocean is constructing two ultra-deepwater drillships. The below graphic shows the global market presence of our fleet as of our Fleet Status Report issued on February 12, 2021.

OUR GLOBAL MARKET PRESENCE
Ultra-Deepwater 27
Harsh Environment 10

With the offshore industry’s highest specification floating fleet, and a steadfast focus on incident-free operations and superior well construction, we believe that we are best-positioned to support our customers in the delivery of their operational and business objectives, which will ultimately translate into solid returns for our shareholders.

We are proud of our employees’ resolve as we have overcome the challenges of 2020. By any measure, we have delivered industry-leading results throughout some of the most difficult days of the offshore drilling industry’s history. As a result of the constraints and challenges imposed on our business by the global pandemic during this past year, we have innovated, adapted and delivered meaningful change across our organization. In 2020, we delivered the best overall operational performance for any single year in the history of Transocean. Importantly, we also delivered a total recordable incident rate of 0.24, the second lowest in our company’s history. Even more remarkably, we achieved this with no lost time incidents. We also delivered over 97% uptime across our global fleet, which marked a new best for Transocean. Importantly, we delivered this result with a fleet of floaters that are focused exclusively on ultra-deepwater and harsh operations, which present the most challenging operational conditions. We believe demand for hydrocarbons will increase as vaccine distribution

Transocean 2021    vii    Proxy Statement

PROXY STATEMENT SUMMARY

continues and the global economy recovers from the pandemic. Our priorities are unchanged: keep our employees, customers, contractors and their families healthy and safe, and deliver incident-free operations to our customers worldwide. Our team’s dedication is truly remarkable.

NOMINEES TO THE BOARD OF DIRECTORS

As the market leader in offshore drilling, Transocean has proven that it attracts the most qualified leadership and management team in the industry. The current terms of all of our directors will expire at the annual meeting, including Tan Ek Kia, a current director who is not a nominee for re-election. Mr. Tan has decided not to stand for re-election and will retire from the Board when his term expires at the 2021 Annual General Meeting. The Board of Directors extends its sincere thanks to Mr. Tan for his ten years of service and many contributions to the Company’s success.

At our 2020 Annual General Meeting, our shareholders elected Diane de Saint Victor to our Board of Directors, and as described in our proxy statement, we are pleased to nominate Ms. de Saint Victor for re-election to the Board. We are also pleased to nominate a new candidate to the Board of Directors for election at the 2021 Annual General Meeting: Margareth Øvrum, who has nearly 40 years of experience in the energy industry and most recently served as Executive Vice President of Equinor ASA, Development and Production Brazil. If elected, Ms. Øvrum will be the third new member added to our Board since 2018 and will contribute to the diversity of experience, background and tenure of our directors. Each of our director nominees has a proven record of success and high integrity, and is committed to advancing the interests of shareholders and increasing the Company’s sustainability efforts.

During 2020, each of our current directors attended 100% of the Board of Directors’ meetings and committee meetings on which he or she served during his or her elected term, except for Mr. Mohn, whose attendance at

Transocean 2021    viii    Proxy Statement

PROXY STATEMENT SUMMARY

one Board Meeting was excused due to a potential conflict of interest associated with his ownership of debt securities issued by a subsidiary of the Company, as further described in this proxy statement.

Additional information regarding the director nominees for election is provided below and under Agenda Item 5.

Transocean 2021    ix    Proxy Statement

PROXY STATEMENT SUMMARY

				COMMITTEES					OTHER CURRENT PUBLIC COMPANY BOARDS
DIRECTORS FOR ELECTION	AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT	COMPENSATION	FINANCE	CORPORATE GOVERNANCE	HEALTH, SAFETY, ENVIRONMENTAL AND SUSTAINABILITY
Glyn A. Barker Former Vice Chair-U.K., PwC LLP	67	2012	✓						2
Vanessa C.L. Chang Former Director and Shareholder of EL & EL Investments	68	2012	✓						2
Frederico F. Curado CEO, Ultrapar S.A.	59	2013	✓						1
Chadwick C. Deaton Former Executive Chair and CEO, Baker Hughes Incorporated	68	2012	✓						2
Vincent J. Intrieri Founder and CEO, VDA Capital Management LLC	64	2014	✓						2
Samuel J. Merksamer Partner, Caligan Partners, L.P.	40	2013	✓						0
Frederik W. Mohn Owner and Managing Director, Perestroika; former Director and Chair, Songa Offshore SE	44	2018	✓						0
Edward R. Muller Former Chair and CEO, GenOn Energy, Inc.; former Vice Chair, NRG Energy, Inc.	69	2008	✓						1
Margareth Øvrum Former Executive Vice President for Equinor Development and Production Brazil	62	Nominee	✓						3
Diane de Saint Victor Former Company Secretary of ABB Ltd, Switzerland	66	2020	✓						1
Jeremy D. Thigpen President and CEO, Transocean Ltd.	46	2015							0
MEETINGS IN 2020: BOARD: 5 BOARD AND COMMITTEES: 30				8	4	5	4	4

Committee Chair	Committee Member	Audit Committee financial expert (SEC and NYSE)	✓	Independent, as determined by the Board of Directors in accordance with applicable rules and regulations

Transocean 2021    x    Proxy Statement

PROXY STATEMENT SUMMARY

SWISS MINDER ORDINANCE

Under the Swiss Ordinance Against Excessive Compensation At Public Companies (the “Minder Ordinance”) and our Articles of Association, the authority to elect the Chair of the Board of Directors and the members of the Compensation Committee is vested in the general meeting of shareholders. The Board of Directors recommends that you elect Chadwick C. Deaton as Chair of the Board of Directors (Agenda Item 6) and Glyn A. Barker, Vanessa C.L. Chang and Samuel J. Merksamer as members of the Compensation Committee (Agenda Item 7) to serve until completion of the 2022 Annual General Meeting of the shareholders (the “2022 Annual General Meeting”). Note that under the Minder Ordinance and our Articles of Association, if any of these individuals were to resign or there were vacancies in the office of the Chair or the Compensation Committee for other reasons, the Board of Directors would have the authority to replace him or her with another member of the Board of Directors for a term expiring at the next annual general meeting.

Pursuant to the Minder Ordinance, the Company is not permitted to appoint a corporate representative to act as the proxy for purposes of voting at the 2021 Annual General Meeting. Swiss companies may only appoint an independent proxy for these purposes. At the 2020 Annual General Meeting, shareholders elected Schweiger Advokatur / Notariat to serve as our independent proxy for a term extending until the completion of the 2021 Annual General Meeting. Agenda Item 8 asks that you again elect this firm to act as the independent proxy for the 2022 Annual General Meeting and any extraordinary general meeting of shareholders of the Company that may be held prior to the 2022 Annual General Meeting.

The Minder Ordinance and our Articles of Association also require that shareholders ratify the maximum aggregate amount of compensation of the Board of Directors for the period between the 2021 Annual General Meeting and the 2022 Annual General Meeting (Agenda Item 11A) and the maximum aggregate amount of compensation of the Executive Management Team for fiscal year 2022 (Agenda Item 11B). The shareholder vote is binding.

GOVERNANCE HIGHLIGHTS

Our Board is committed to strong corporate governance in order to promote long-term shareholder interests and strengthen Board and management accountability. The Board continues to monitor evolving governance standards and enhance our governance practices to serve Transocean shareholders. Key features of the Company’s corporate governance program include:

■   Independent Board Chair

■   Highly independent Board and Committees

■   Annual director elections

■   One share, one vote – no dual-class stock

■   Shareholder right to call special meetings

■   Shareholder proxy access

■   Annual performance evaluations of the Board, the Committees and individual directors

■   Retirement age and term limits

■   No poison pill

■   No hedging or pledging company stock by directors or executives

■   No blank check preferred stock

ACTIVE SHAREHOLDER ENGAGEMENT PROGRAM

As part of our ongoing shareholder engagement program, our Board of Directors and Management team are committed to meeting with our shareholders and incorporating their feedback into our decision-making

Transocean 2021    xi    Proxy Statement

PROXY STATEMENT SUMMARY

processes. We began 2020 with our regular cadence of investor outreach that included in-person conferences, meetings, and phone calls, while we monitored the development of the COVID-19 pandemic. Consistent with appropriate safety protocols, our management team quickly adjusted our engagement with shareholders to utilize virtual platforms that included video meetings and calls. During 2020, we attended more than 12 virtual conferences or sell side events, which allowed us to engage and maintain a dialogue with our shareholders on topics, including environment, social and governance-focused (“ESG”) outreach and engagement, in a meaningful and substantive way, and with a frequency that is generally consistent with pre-COVID-19 levels. Participants in many of the engagements included our Chief Executive Officer and Independent Chair of the Board, and members of executive management. In late 2020, we engaged with shareholders representing approximately 20% of our outstanding shares to discuss recent developments and to solicit investor feedback on our corporate governance and sustainability practices. All feedback received during our engagements has been shared directly with the Board and has helped inform material governance, compensation, sustainability and information security considerations.

KEY FEATURES OF EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program reflects our commitment to retain and attract highly qualified executives and align our executives’ pay with performance. The elements of our program are designed to motivate our executives to achieve our overall business objectives and create sustainable shareholder value in a cost-effective manner and reward our management team for delivering superior financial, safety and operational performance, each of which is important to the long-term success of the Company. Our executive compensation

Transocean 2021    xii    Proxy Statement

PROXY STATEMENT SUMMARY

program includes features that align the interests of our senior management with those of our shareholders and excludes features that may result in misalignment.

WHAT WE DO	WHAT WE DON’T DO

✓    Conduct an annual review of our compensation strategy, including a review of our compensation-related risk profile

✓    Mandate meaningful share ownership requirements for our executives

✓    Maintain a clawback policy that allows for the forfeiture, recovery or adjustment of incentive compensation (cash and equity)

✓    Base annual and long-term incentive payments on quantitative, formulaic metrics

✓    Maintain compensation plans that are weighted significantly toward variable pay to align our executive compensation with long-term shareholder interests

✓    Link long-term incentive compensation to relative performance metrics to motivate strong performance

✓    Deliver at least 50% of long-term incentives in performance-based awards

✓    Retain an independent consultant who is retained by and reports only to our Compensation Committee (not management)

✓    Maintain double trigger change-in-control provisions

✕   Allow our executives to hedge, sell short or hold derivative instruments tied to our shares (other than derivative instruments issued by us)

✕   Allow our executives or directors to pledge Company shares

✕   Have pre-arranged individual severance agreements or special change-in-control compensation agreements with any Executive Officers; however, to the extent permitted under Swiss law, our executives are eligible for severance and change-in-control provisions pursuant to our policies, in exchange for covenants that protect the Company

✕   Provide gross-ups for severance payments

✕   Guarantee salary increases, non-performance based bonuses or unrestricted equity compensation

✕   Provide any payments or reimbursements for tax equalization

✕   Pay dividends or dividend equivalents on performance-based equity that has not vested

✕   Offer executive perquisites

SUSTAINABILITY HIGHLIGHTS

Despite challenges presented by the COVID-19 pandemic and declines in the energy sector, Transocean has continued to focus on responsibly fulfilling our role in meeting the world’s energy needs while protecting our employees, safely operating our rigs and delivering value to our stakeholders. Our approach to managing environmental impact is driven by our pursuit of ever-greater operational efficiency to reduce our carbon footprint. To read more about sustainability at Transocean, please visit our website, www.deepwater.com, where you can access our latest sustainability report and other ESG materials.

■   Our Board of Directors oversees our sustainability program and monitors our progress through regular updates from management.

■   We are working to align our ESG reporting with the Sustainability Accounting Standards Board (SASB) standard, and are focused on how we can come into alignment with global initiatives, such as the Paris Climate Accord.

■   We have leveraged our proprietary performance dashboard to improve the safety, reliability and efficiency of our operations. This includes best practices to reduce fuel usage and lower emissions.

■   We continue to identify, develop and implement technologies that enhance personnel safety, such as our patented HaloGuard℠ system, which tracks personnel and moving equipment on the drill floor,

Transocean 2021    xiii    Proxy Statement

PROXY STATEMENT SUMMARY

providing alerts when individuals are positioned in the path of the moving equipment and stopping the equipment, when necessary, if individuals do not move out of its path.

■   We implemented the Smart Equipment Analytics tool to provide real time insights into our equipment and processes to improve energy management and optimize equipment maintenance.

■   We launched a new offshore development program aimed at training women and underrepresented populations for technical leadership positions.

■   We continue to offer industry-leading benefits that cover the physical, emotional, social and financial well-being of our employees, and we are partnering with our customer to pilot a Mental Health Ambassador Program offshore to expand employees’ knowledge and understanding of the benefits available to them.

■   In response to COVID-19 challenges for our workforce, we have issued a wide range of measures to protect the health and safety of employees while avoiding disruptions to our operations.

Transocean 2021    xiv    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

WHEN	WHERE
Thursday, May 27, 2021 6:30 p.m., Swiss time	Transocean Ltd. Turmstrasse 30 6312 Steinhausen, Switzerland

AGENDA ITEMS

ITEM	DESCRIPTION	PROPOSAL OF THE BOARD OF DIRECTORS		BOARD RECOMMENDATION
1

Approval of the 2020 Annual Report, Including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2020 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2020.

The Board of Directors proposes that the 2020 Annual Report, including the audited consolidated financial statements for the year ended December 31 (“fiscal year”) 2020, and the audited statutory financial statements for fiscal year 2020, be approved.

				✓	FOR

2	Discharge of the Members of the Board of Directors and the Executive Management Team from Liability for Activities During Fiscal Year 2020.

The Board of Directors proposes that the members of the Board of Directors and Messrs. Jeremy D. Thigpen, Mark L. Mey and Keelan I. Adamson, who served as members of our Executive Management Team in 2020, be discharged from liability for activities during fiscal year 2020.

				✓	FOR

3

Appropriation of Accumulated Loss for Fiscal Year 2020 and Release of CHF 8.0 Billion of Statutory Capital Reserves from Capital Contribution and Allocation to Free Capital Reserves from Capital Contribution.

The Board of Directors proposes that the accumulated loss of the Company be carried forward and 8.0 billion of statutory capital reserves from capital contribution be released and allocated to free capital reserves from capital contribution.

				✓	FOR
		APPROPRIATION OF ACCUMULATED LOSS	IN CHF THOUSANDS
		Balance brought forward from previous years	(7,274,826)
		Net loss of the year	(3,840,209)
		Total accumulated loss	(11,115,035)

		APPROPRIATION OF ACCUMULATED LOSS
		Balance to be carried forward on this account	(11,115,035)

Transocean 2021    P-1    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

ITEM	DESCRIPTION	PROPOSAL OF THE BOARD OF DIRECTORS		BOARD RECOMMENDATION
		PROPOSED RELEASE OF STATUTORY CAPITAL RESERVES FROM CAPITAL CONTRIBUTION TO FREE CAPITAL RESERVES FROM CAPITAL CONTRIBUTION	IN CHF THOUSANDS
		Statutory capital reserves from capital contribution	11,953,457
		Release to free capital reserves from capital contribution	8,000,000
		Remaining statutory capital reserves from capital contribution	3,953,457

4	Renewal of Shares Authorized for Issuance.

The Board of Directors proposes to renew the total number of shares that may be issued using the Company’s authorized share capital to a maximum of 205,702,850 shares, with such authorization expiring on May 27, 2023.

				✓	FOR

5	Election of 11 Directors, Each for a Term Extending Until Completion of the Next Annual General Meeting.	The Board of Directors proposes that the following candidates be elected to the Board of Directors, each for a term extending until completion of the next annual general meeting.		✓	FOR

		5A	Election of Glyn A. Barker as a director.
		5B	Election of Vanessa C.L. Chang as a director.
		5C	Election of Frederico F. Curado as a director.
		5D	Election of Chadwick C. Deaton as a director.
		5E	Election of Vincent J. Intrieri as a director.
		5F	Election of Samuel J. Merksamer as a director.
		5G	Election of Frederik W. Mohn as a director.
		5H	Election of Edward R. Muller as a director.
		5I	Election of Margareth Øvrum as a director.
		5J	Election of Diane de Saint Victor as a director.
		5K	Election of Jeremy D. Thigpen as a director.

6	Election of the Chair of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting.

The Board of Directors proposes that Chadwick C. Deaton be elected as the Chair of the Board of Directors for a term extending until completion of the next annual general meeting, subject to his election as a member of the Board of Directors.

				✓	FOR

7	Election of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting.

The Board of Directors proposes that the following three candidates be elected as members of the Compensation Committee, each for a term extending until completion of the next annual general meeting, subject in each case to such candidate’s election as a member of the Board of Directors:

				✓	FOR
each nominee
		7A	Election of Glyn A. Barker as a member of the Compensation Committee.
		7B	Election of Vanessa C.L. Chang as a member of the Compensation Committee.

Transocean 2021    P-2    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

ITEM	DESCRIPTION	PROPOSAL OF THE BOARD OF DIRECTORS		BOARD RECOMMENDATION
		7C	Election of Samuel J. Merksamer as a member of the Compensation Committee.

8	Election of the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting.

The Board of Directors proposes that Schweiger Advokatur / Notariat be reelected to serve as independent proxy at (and until completion of) the 2022 Annual General Meeting and at any extraordinary general meeting of shareholders of the Company that may be held prior to the 2022 Annual General Meeting.

				✓	FOR

9

Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2021 and Election of Ernst & Young Ltd, Zurich, as the Company’s Auditor for a Further One-Year Term.

The Board of Directors proposes that Ernst & Young LLP be appointed as the Company’s independent registered public accounting firm for fiscal year 2021 and that Ernst & Young Ltd, Zurich, be reelected as the Company’s auditor pursuant to the Swiss Code of Obligations for a further one-year term, commencing on the date of the 2021 Annual General Meeting and terminating on the date of the 2022 Annual General Meeting.

				✓	FOR

10	Advisory Vote to Approve Named Executive Officer Compensation for Fiscal Year 2021.

Pursuant to Section 14A of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders are entitled to cast an advisory vote on the Company’s executive compensation program for the Company’s Named Executive Officers. Detailed information regarding the Company’s compensation program for its Named Executive Officers is set forth in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure in this proxy statement. The Board of Directors believes the Company’s compensation program is designed to reward performance that creates long term value for the Company’s shareholders. The Board of Directors has proposed a resolution that provides shareholders with the opportunity to endorse or not endorse the Company’s Named Executive Officer compensation program as described in the proxy statement for the Company’s 2021 Annual General Meeting.

				✓	FOR

11	Prospective Vote on the Maximum Compensation of the Board of Directors and the Executive Management Team.

11A	Ratification of the Maximum Aggregate Amount of Compensation of the Board of Directors for the Period Between the 2021 Annual General Meeting and the 2022 Annual General Meeting.

The Board of Directors proposes that the shareholders ratify an amount of U.S. $4,121,000 as the maximum aggregate amount of compensation of the Board of Directors for the period between the 2021 Annual General Meeting and the 2022 Annual General Meeting.

				✓	FOR

11B	Ratification of the Maximum Aggregate Amount of Compensation of the Executive Management Team for Fiscal Year 2022.	The Board of Directors proposes that the shareholders ratify an amount of U.S. $24,000,000 as the maximum aggregate amount of compensation of the Executive Management Team for fiscal year 2022.		✓	FOR

Transocean 2021    P-3    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

ITEM	DESCRIPTION	PROPOSAL OF THE BOARD OF DIRECTORS	BOARD RECOMMENDATION
12	Approval of Amendment and Restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan

The Board of Directors proposes that the shareholders approve an amendment and restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan for additional reserves in the aggregate amount of 23,000,000 shares issuable pursuant to the Transocean Ltd. 2015 Long-Term Incentive Plan, as amended (“2015 LTIP”), which was originally approved by shareholders on May 15, 2015.

			✓	FOR

ORGANIZATIONAL MATTERS

A copy of the Notice is being sent to each shareholder registered in Transocean Ltd.’s share register as of the close of business on April 1, 2021. Any additional shareholders who are registered in Transocean Ltd.’s share register as of the close of business on May 10, 2021, will receive after that date a copy of the proxy materials, including a proxy card. Shareholders not registered in Transocean Ltd.’s share register as of May 10, 2021, will not be entitled to vote or grant proxies to vote at the 2021 Annual General Meeting. While no shareholder will be entered in Transocean Ltd.’s share register as a shareholder with voting rights between the close of business on May 10, 2021, and the opening of business on the day following the 2021 Annual General Meeting, share blocking and re-registration are not requirements for any shares of Transocean Ltd. to be voted at the meeting, and all shares may be traded after the record date. Computershare, which maintains Transocean Ltd.’s share register, will continue to register transfers of Transocean Ltd. shares in the share register in its capacity as transfer agent during this period.

Shareholders registered in Transocean Ltd.’s share register as of May 10, 2021, have the right to vote their shares at the 2021 Annual General Meeting, or may grant a proxy to vote on each of the proposals in this invitation and any modification to any agenda item or proposal identified in this invitation or other matter on which voting is permissible under Swiss law and which is properly presented at the 2021 Annual General Meeting for consideration. Such shareholders may designate proxies to vote their shares electronically over the internet, by telephone or, if they request that the proxy materials be mailed to them, by completing, signing and returning the proxy card enclosed with those materials at the 2021 Annual General Meeting.

We urge you to submit your voting instructions electronically over the internet, by telephone or return the proxy card as soon as possible. All electronic voting instructions or proxy cards must be received no later than 11:59 p.m. Eastern Daylight Time on Wednesday, May 26, 2021 (5:59 a.m. Swiss time on Thursday, May 27, 2021) unless extended by the Company.

If you have timely submitted electronic voting instructions, telephone instructions or a properly executed proxy card, your shares will be voted by the independent proxy in accordance with your instructions. Holders of shares who have timely submitted their proxy, but have not specifically indicated how to vote their shares, will be deemed to have instructed the independent proxy to vote in accordance with the recommendations of the Board of Directors with regard to the items listed in the notice of meeting. If any modifications to agenda items or proposals identified in this invitation or other matters on which voting is permissible under Swiss law are properly presented at the 2021 Annual General Meeting for consideration, you will be deemed to have instructed the independent proxy, in the absence of other specific instructions, to vote in accordance with the recommendations of the Board of Directors.

As of the date of this proxy statement, the Board of Directors is not aware of any such modifications or other matters proposed to come before the 2021 Annual General Meeting.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee for voting their shares, including whether they may submit voting instructions by mail, telephone or over the internet.

Shareholders may grant proxies to any third party. Such third party need not be a shareholder.

Transocean 2021    P-4    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

Information concerning the 2021 Annual General Meeting can be obtained by contacting:

OUR CORPORATE SECRETARY AT OUR REGISTERED OFFICE	Transocean Ltd. Attention: Corporate Secretary Turmstrasse 30 6312 Steinhausen, Switzerland	INVESTOR RELATIONS AT OUR OFFICES IN THE UNITED STATES	Transocean Ltd. Attention: Investor Relations 1414 Enclave Parkway Houston, Texas 77077 USA

TELEPHONE NUMBER	+41 (41) 749-0500	TELEPHONE NUMBER	+1 (713) 232-7500

ANNUAL REPORT, CONSOLIDATED FINANCIAL STATEMENTS, STATUTORY FINANCIAL STATEMENTS

A copy of the 2020 Annual Report (including the consolidated financial statements for fiscal year 2020, the statutory financial statements of Transocean Ltd. for fiscal year 2020 and the audit reports on such consolidated and statutory financial statements) and the 2020 Swiss Compensation Report is available for physical inspection at our registered office:

Transocean Ltd. Turmstrasse 30 6312 Steinhausen, Switzerland

Copies of these materials may be obtained without charge by contacting:

OUR CORPORATE SECRETARY AT OUR REGISTERED OFFICE	Transocean Ltd. Attention: Corporate Secretary Turmstrasse 30 6312 Steinhausen, Switzerland	INVESTOR RELATIONS AT OUR OFFICES IN THE UNITED STATES	Transocean Ltd. Attention: Investor Relations 1414 Enclave Parkway Houston, Texas 77077 USA

TELEPHONE NUMBER	+41 (41) 749-0500	TELEPHONE NUMBER	+1 (713) 232-7500

On behalf of the Board of Directors,

CHADWICK C. DEATON Chair of the Board of Directors

Steinhausen, Switzerland

April 7, 2021

Transocean 2021    P-5    Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

YOUR VOTE IS IMPORTANT

You may designate a proxy to vote your shares by submitting your voting instructions electronically over the internet, by calling the toll-free number or, if you requested a printed copy of the proxy materials, by completing, signing and returning by mail the proxy card you will receive in response to your request. Please review the instructions in the Notice of Internet Availability of Proxy Materials and the proxy statement.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee for voting their shares, including whether they may submit voting instructions by mail, telephone or over the internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL GENERAL MEETING TO BE HELD ON MAY 27, 2021

Our proxy statement and 2020 Annual Report are available at www.proxyvote.com or on our website investor.deepwater.com under “Financial Reports ― Annual and Quarterly Reports.” Information contained on or accessible from our website is not incorporated by reference into this proxy statement and should not be considered a part of this report or any other filing that we make with the SEC. Furthermore, references to our website URLs are intended to be inactive textual references only.

Transocean 2021    P-6    Proxy Statement

PROXY STATEMENT

WHEN	WHERE	RECORD DATE
Thursday, May 27, 2021 6:30 p.m., Swiss time	Transocean Ltd. Turmstrasse 30 6312 Steinhausen, Switzerland	May 10, 2020

INFORMATION ABOUT THE MEETING AND VOTING

This proxy statement is furnished in connection with the solicitation of proxies by Transocean Ltd., on behalf of the Board of Directors, to be voted at our 2021 Annual General Meeting to be held on May 27, 2021 at 6:30 p.m., Swiss time, at the offices of Transocean Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland. The Notice or proxy statement and form of proxy, as appropriate, are first being mailed to shareholders on or about April 7, 2021.

RECORD DATE

Only shareholders of record on May 10, 2021, are entitled to notice of and to vote or to grant proxies to vote at, the 2021 Annual General Meeting. No shareholder will be entered in Transocean Ltd.’s share register with voting rights between the close of business on May 10, 2021, and the opening of business on the day following the 2021 Annual General Meeting.

While no shareholder will be entered in Transocean Ltd.’s share register as a shareholder with voting rights between the close of business on May 10, 2021, and the opening of business on the day following the 2021 Annual General Meeting, share blocking and re-registration are not requirements for any shares of Transocean Ltd. to be voted at the meeting, and all shares may be traded after the record date. Computershare, which maintains Transocean Ltd.’s share register, will continue to register transfers of Transocean Ltd. shares in the share register in its capacity as transfer agent during this period.

QUORUM

Our Articles of Association provide that the presence of shareholders, in person or by proxy, holding at least a majority of all the shares entitled to vote at the time the meeting proceeds to business constitutes a quorum for purposes of convening the 2021 Annual General Meeting and voting on all of the matters described in the notice of meeting. Abstentions and “broker non-votes” will be counted as present for purposes of determining whether the relevant quorums at the meeting are satisfied, so long as the broker has discretion to vote the shares on at least one matter before the 2021 Annual General Meeting.

Transocean 2021    P-7    Proxy Statement

PROXY STATEMENT | INFORMATION ABOUT THE MEETING AND VOTING

VOTES REQUIRED

The following table sets forth the applicable vote standard required to pass each enumerated agenda item:

AGENDA ITEM	DESCRIPTION	RELATIVE MAJORITY(1)	TWO-THIRDS MAJORITY	PLURALITY OF VOTES
1	Approval of the 2020 Annual Report, Including the Audited Consolidated Financial Statements and Audited Statutory Financial Statements for Fiscal Year 2020 of Transocean Ltd.	✓
2	Discharge of the Members of the Board of Directors and Executive Management Team from Liability for Activities During Fiscal Year 2020	✓(2)
3	Appropriation of the Accumulated Loss and Release of CHF 8.0 Billion of Statutory Capital Reserves from Capital Contribution and Allocation to Free Capital Reserves from Capital Contribution	✓
4	Renewal of Shares Authorized for Issuance		✓(3)
5	Election of 11 Directors			✓(4)(5)
6	Election of Chair of the Board of Directors			✓(4)
7	Election of Members of the Compensation Committee			✓(4)
8	Election of Independent Proxy	✓
9	Appointment of Ernst & Young as Independent Auditor	✓
10	Advisory Vote to Approve Named Executive Officer Compensation	✓(6)
11	Prospective Votes on the Maximum Compensation of the Board of Directors and the Executive Management Team	✓
12	Approval of Amendment and Restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan	✓

(1)    Affirmative vote of a simple majority of the votes cast at the 2021 Annual General Meeting on the applicable agenda item. Abstentions, broker non-votes (if any) or blank or invalid ballots are not counted for such purposes and have no impact on the approval of such agenda item.

(2)    Affirmative vote of a simple majority of the votes cast at the 2021 Annual General Meeting on the applicable agenda item. Shares held by members of the Board of Directors and members of the Company’s Executive Management Team are not entitled to vote on this matter and are not counted for this agenda item. Abstentions, broker non-votes (if any) or blank or invalid ballots are not counted for such purposes and have no impact on the approval of such agenda item.

(3)    The affirmative vote of at least two-thirds of the shares represented at the 2021 Annual General Meeting and entitled to vote on that agenda item. An abstention, blank or invalid ballot will have the effect of a vote “AGAINST” this proposal.

(4)    Affirmative vote of a plurality of the votes cast at the 2021 Annual General Meeting. The plurality requirement means that the nominee who receives the largest number of votes for a position as a director, or the Chair or a position on the Compensation Committee, as applicable, is elected to that position. Only votes “FOR” are counted in determining whether a plurality has been cast in favor of a nominee. Abstentions, broker non-votes, blank or invalid ballots are not counted for such purposes and shall have no impact on the election of such nominees. As described later in this proxy statement, our Corporate Governance

Transocean 2021    P-8    Proxy Statement

PROXY STATEMENT | INFORMATION ABOUT THE MEETING AND VOTING

Guidelines set forth our procedures if a nominee for director is elected but does not receive more votes cast “FOR” than “AGAINST” the nominee’s election.

(5)    Even if a nominee receives a plurality of votes that nominee may not ultimately serve as a director if the nominee does not receive more votes cast “FOR” than “AGAINST” the nominee’s election, and the Company’s Board of Directors accepts the resignation of the nominee pursuant to the Company’s majority vote policy, as described later in this proxy statement.

(6)    The proposal is an advisory vote; as such, the vote is not binding on the Company.

OUTSTANDING SHARES

As of March 29, 2021, there were 617,288,705 Transocean Ltd. shares deemed to be outstanding, which exclude 22,387,460 treasury shares that are held by the Company or our subsidiaries as of such date and any shares issued into treasury after such date. Only registered holders of our shares on May 10, 2021, the record date established for the 2021 Annual General Meeting, are entitled to notice of and to vote at the meeting. Holders of shares on the record date are entitled to one vote for each share held.

VOTING PROCEDURES

A copy of the Notice of Internet Availability of Proxy Materials is being sent to each shareholder registered in Transocean Ltd.’s share register as of the close of business on April 1, 2021. Any additional shareholders who are registered in Transocean Ltd.’s share register as of the close of business on May 10, 2021, but who were not registered in the share register as of April 1, 2021, will receive a copy of the proxy materials, including a proxy card, after May 10, 2021. Shareholders not registered in Transocean Ltd.’s share register as of May 10, 2021, will not be entitled to vote or grant proxies to vote at, the 2021 Annual General Meeting.

If you are registered as a shareholder in Transocean Ltd.’s share register as of May 10, 2021, or if you hold shares of Transocean Ltd. in “street name” as of such date, you may grant a proxy to vote on each of the proposals and any modification to any of the proposals or other matter on which voting is permissible under Swiss law and which is properly presented at the meeting for consideration in one of the following ways:

BY INTERNET

Go to www.proxyvote.com 24 hours a day, seven days a week, and follow the instructions. You will need the 12-digit control number that is included in the Notice, proxy card or voting instructions form that is sent to you. The internet system allows you to confirm that the system has properly recorded your voting instructions. This method of submitting voting instructions will be available up until 11:59 p.m. Eastern Daylight Time on Wednesday, May 26, 2021 (5:59 a.m. Swiss time on Thursday, May 27, 2021) unless extended by the Company.

BY TELEPHONE

On a touch-tone telephone, call toll-free +1 (800) 690-6903, 24 hours a day, seven days a week, and follow the instructions. You will need the 12-digit control number that is included in the Notice, proxy card or voting instructions form that is sent to you. As with the internet system, you will be able to confirm that the telephonic system has properly recorded your votes. This method of submitting voting instructions will be available up until 11:59 p.m. Eastern Daylight Time on Wednesday, May 26, 2021 (5:59 a.m. Swiss time on Thursday, May 27, 2021) unless extended by the Company. If you are a holder of record, you cannot vote by telephone.

BY MAIL
Mark, date and sign your proxy card exactly as your name appears on the card and return it by mail to:

Transocean 2021    P-9    Proxy Statement

PROXY STATEMENT | INFORMATION ABOUT THE MEETING AND VOTING

Transocean 2021 AGM Vote Processing		Transocean 2021 AGM Vote Processing
c/o Broadridge		Schweiger Advokatur / Notariat
51 Mercedes Way	or	Dammstrasse 19
Edgewood, NY 11717		6300 Zug
USA		Switzerland

All proxy cards must be received no later than 11:59 p.m. Eastern Daylight Time on Wednesday, May 26, 2021 (5:59 a.m. Swiss time on Thursday, May 27, 2021) unless extended by the Company. Do not mail the proxy card or voting instruction form if you are submitting voting instructions over the internet or by telephone.

YOUR VOTE IS IMPORTANT. We encourage you to submit your voting instructions over the internet, by telephone, or by mail prior to the meeting.

If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee for voting your shares, including whether you may submit voting instructions by mail, telephone or over the internet.

Many of our shareholders hold their shares in more than one account and may receive more than one Notice. To ensure that all of your shares are represented at the 2021 Annual General Meeting, please submit your voting instructions for each account.

Under NYSE rules, brokers who hold shares in street name for customers, such that the shares are registered on the books of the Company as being held by the brokers, have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Proxies submitted by brokers without instructions from customers for these non-routine or contested matters are referred to as “broker non-votes.” The following matters are non-routine matters under NYSE rules:

AGENDA ITEM	DESCRIPTION
2	Discharge of the Members of the Board of Directors and the Executive Management Team from Liability for Activities During Fiscal Year 2020
5	Election of 11 Directors
6	Election of the Chair of the Board of Directors
7	Election of the Members of the Compensation Committee
10	Advisory Vote to Approve Named Executive Officer Compensation
11A	Ratification of the Maximum Aggregate Compensation of the Board of Directors for the Period Between the 2021 Annual General Meeting and the 2022 Annual General Meeting
11B	Ratification of the Maximum Aggregate Compensation of the Executive Management Team for Fiscal Year 2022
12	Approval of Amendment and Restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan

If you hold your shares in “street name,” your broker will not be able to vote your shares on the agenda items set forth above and may not be able to vote your shares on other matters at the 2021 Annual General Meeting unless the broker receives appropriate instructions from you. We recommend that you contact your broker to exercise your right to vote your shares.

Transocean 2021    P-10    Proxy Statement

PROXY STATEMENT | INFORMATION ABOUT THE MEETING AND VOTING

If you have timely submitted electronic or telephonic voting instructions or a properly executed proxy card, your shares will be voted by the independent proxy according to your instructions. Holders of shares who have timely submitted their proxy but have not specifically indicated how to vote their shares will be deemed to have instructed the independent proxy to vote in accordance with the recommendations of the Board of Directors with regard to the items listed in the notice of meeting.

If any modifications to agenda items or proposals identified in this invitation or other matters on which voting is permissible under Swiss law are properly presented at the 2021 Annual General Meeting for consideration, you will be deemed to have instructed the independent proxy, in the absence of other specific instructions, to vote in accordance with the recommendations of the Board of Directors.

As of the date of this proxy statement, the Board of Directors is not aware of any such modifications or other matters to come before the 2021 Annual General Meeting.

You may revoke your proxy card at any time prior to its exercise by taking one of the following actions:

■   submitting a properly completed and executed proxy card with a later date and timely delivering it either directly to the independent proxy or to Vote Processing, c/o Broadridge at the addresses indicated below

■   giving written notice of the revocation prior to the meeting to:

Transocean 2021 AGM Vote Processing		Transocean 2021 AGM Vote Processing
c/o Broadridge		Schweiger Advokatur / Notariat
51 Mercedes Way	or	Dammstrasse 19
Edgewood, NY 11717		6300 Zug
USA		Switzerland

If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

Shareholders may grant proxies to any third party. Such third party need not be a shareholder.

Due to the extraordinary situation in connection with the COVID-19 pandemic, the 2021 Annual General Meeting will not take place in the usual format. In accordance with the Swiss Federal Council Ordinance 3 of June 19, 2020 on Measures to Combat the Coronavirus, as amended (the "COVID-19 Ordinance 3"), shareholders will not be permitted to attend the meeting in person. Shareholders and beneficial owners of our shares must therefore exercise their voting rights only by giving voting instructions to the independent proxy or its substitute by internet, telephone or mail, as described above, or by giving the independent proxy or its substitute proxy card voting instructions, as further described in this proxy statement. We look forward to welcoming shareholders in person at general meetings of shareholders that take place following the 2021 Annual General Meeting, consistent with our long-standing practice.

References to “Transocean,” the “Company,” “we,” “us” or “our” include Transocean Ltd. together with its subsidiaries and predecessors, unless the context requires otherwise.

Transocean 2021    P-11    Proxy Statement

AGENDA ITEM 1

Approval of the 2020 Annual Report, Including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2020 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2020

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the 2020 Annual Report, including the audited consolidated financial statements of Transocean Ltd. for fiscal year 2020 and the audited statutory financial statements of Transocean Ltd. for fiscal year 2020, be approved.

EXPLANATION

The audited consolidated financial statements of Transocean Ltd. for fiscal year 2020 and the audited Swiss statutory financial statements of Transocean Ltd. for fiscal year 2020 are contained in the 2020 Annual Report, which, along with this proxy statement, are available at: www.deepwater.com by selecting Financial Reports, then Annual and Quarterly Reports in the Investors section dropdown. In addition, these materials will be available for physical inspection at

Transocean Ltd.’s registered office Turmstrasse 30 6312 Steinhausen, Switzerland

Due to the extraordinary situation in connection with the COVID-19 pandemic, we ask you to abstain from visiting our office and instead request a copy of these materials, which may be obtained without charge by contacting our Corporate Secretary at our registered office or Investor Relations at our offices in the United States, at 1414 Enclave Parkway, Houston, Texas, 77077, USA, telephone number +1 (713) 232-7500.

The 2020 Annual Report also contains information on the Company’s business activities and the Company’s business and financial situation, and the reports of Ernst & Young Ltd, Zurich, the Company’s auditors pursuant to the Swiss Code of Obligations, on the Company’s consolidated financial statements for fiscal year 2020 and statutory financial statements for fiscal year 2020. In its reports, Ernst & Young Ltd recommended without qualification that the Company’s consolidated financial statements and statutory financial statements for the year ended December 31, 2020, be approved. Ernst & Young Ltd expresses its opinion that the “consolidated financial statements for the years ended December 31, 2020 and 2019, present fairly in all material respects the consolidated financial position of Transocean Ltd. and subsidiaries at December 31, 2020 and 2019, and the consolidated results of operations and cash flows for each of the three years in the period ended December 31, 2020, in accordance with accounting principles generally accepted in the United States and comply with Swiss law.” Ernst & Young Ltd further expresses its opinion and confirms that the statutory financial statements for fiscal year 2020 comply with Swiss law and the Articles of Association of the Company.

Under Swiss law, the annual report, the consolidated financial statements and Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting.

If the shareholders do not approve this proposal, the Board of Directors may call an extraordinary general meeting of shareholders for reconsideration of this proposal by shareholders.

Transocean 2021    P-12    Proxy Statement

AGENDA ITEM 1

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 1.

Transocean 2021    P-13    Proxy Statement

AGENDA ITEM 2

Discharge of the Members of the Board of Directors and the Executive Management Team from Liability for Activities During Fiscal Year 2020

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the members of the Board of Directors and Messrs. Jeremy D. Thigpen, Mark L. Mey, and Keelan I. Adamson, who served as members of our Executive Management Team in 2020, be discharged from liability for activities during fiscal year 2020.

EXPLANATION

As is customary for Swiss corporations and in accordance with Article 698, subsection 2, item 5 of the Swiss Code of Obligations, shareholders are requested to discharge the members of the Board of Directors and our Executive Management Team from liability for their activities during the past fiscal year.

Discharge pursuant to the proposed resolution is only effective with respect to facts that have been disclosed to shareholders (including through any publicly available information, whether or not included in our filings with the SEC) and only binds shareholders who either voted in favor of the proposal or who subsequently acquired shares with knowledge that the shareholders have approved this proposal. In addition, shareholders who vote against this proposal, abstain from voting on this proposal, do not vote on this proposal, or acquire their shares without knowledge of the approval of this proposal, may bring, as a plaintiff, any claims in a shareholder derivative suit within six months after the approval of the proposal. After the expiration of the six-month period, such shareholders will generally no longer have the right to bring, as a plaintiff, claims in shareholder derivative suits against members of the Board of Directors or Executive Management Team with respect to activities during fiscal year 2020.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 2.

Transocean 2021    P-14    Proxy Statement

AGENDA ITEM 3

Appropriation of the Accumulated Loss for Fiscal Year 2020 and Release of CHF 8.0 Billion of Statutory Capital Reserves from Capital Contribution and Allocation to Free Capital Reserves from Capital Contribution

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the accumulated loss of the Company be carried forward and that CHF 8.0 billion statutory capital reserves from capital contribution be released and allocated to free capital reserves from capital contribution.

APPROPRIATION OF ACCUMULATED LOSS	IN CHF THOUSANDS
Balance brought forward from previous years	(7,274,826)
Net loss of the year	(3,840,209)
Total accumulated loss	(11,115,035)

APPROPRIATION OF ACCUMULATED LOSS
Balance to be carried forward on this account	(11,115,035)

PROPOSED RELEASE OF STATUTORY CAPITAL RESERVES FROM CAPITAL CONTRIBUTION TO FREE CAPITAL RESERVES FROM CAPITAL CONTRIBUTION	IN CHF THOUSANDS
Statutory capital reserves from capital contribution	11,953,457
Release to free capital reserves from capital contribution	8,000,000
Remaining statutory capital reserves from capital contribution	3,953,457

EXPLANATION

Under Swiss law, the appropriation of available earnings or accumulated loss, as the case may be, as set forth in the Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting. The accumulated loss subject to the vote of the Company’s shareholders at the 2021 Annual General Meeting is the accumulated loss of Transocean Ltd., on a standalone basis.

The total accumulated loss as of December 31, 2020, has resulted in our net assets covering approximately 21% of our statutory share capital and statutory capital reserves. Under Swiss law, if assets cover less than 50% of our statutory share capital and statutory capital reserves, the Board of Directors must propose measures to address such a capital loss. The Board of Directors proposes that CHF 8.0 billion of statutory capital reserves from capital contribution be released and allocated to free capital reserves from capital contribution, thereby reducing the statutory capital reserves from capital contribution which, unlike free capital reserves, are part of the equity capital against which excess coverage is measured. The Board of Directors believes such a release and reallocation is in the best interest of shareholders.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 3.

Transocean 2021    P-15    Proxy Statement

AGENDA ITEM 4

Renewal of Shares Authorized for Issuance

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes to amend the Company’s Articles of Association to renew the total number of shares that may be issued using the Company’s authorized share capital to a maximum of 205,702,850 shares, representing approximately 30% of the Company’s issued shares as of April 7, 2021. Within this authorization, the maximum number of shares issuable without preemptive rights would be limited to 68,567,616 shares, representing approximately 10% of the Company’s issued shares as of April 7, 2021. This authorization to issue shares with or without preemptive rights would expire on May 27, 2023.

The proposed amendment to our Articles of Association, if approved, would replace the authorization to issue shares pursuant to authorized share capital that was approved by our shareholders at our 2020 Annual General Meeting.

Any issuance of additional shares could have the effect of diluting existing shareholders’ existing ownership and voting interests in the Company. The Board of Directors believes, however, that providing the flexibility to issue shares quickly is a strategic benefit for the Company and that the proposal would more closely align the Company’s authorized share capital with that of its peers, most of whom have received similar or higher authorizations from their respective shareholders.

The proposed amendments to the Articles of Association are included in Annex A.

EXPLANATION

As of April 7, 2021, the Company had 685,676,165 shares issued. At our 2020 Annual General Meeting, shareholders authorized us to issue up to 184,974,503 shares using the Company’s authorized share capital. The current authorization would expire on May 7, 2022. The proposed amendment to our Articles of Association, if approved, would replace the authorization to issue shares pursuant to authorized share capital that was approved by shareholders at our 2020 Annual General Meeting.

Although our shares are listed on the NYSE and held predominantly by U.S. investors, we are incorporated in Switzerland and subject to Swiss corporate law. Unlike companies incorporated in U.S. jurisdictions for whom authorized share capital does not expire, our ability to issue shares using authorized share capital expires every two years under Swiss law. We have therefore traditionally sought shareholder approval at regular intervals for additional authority to issue shares without a specific purpose, using authorized share capital.

The current proposal would permit us to issue up to 205,702,850 additional shares using authorized share capital, or approximately 30% of the Company’s issued shares as of April 7, 2021, until May 27, 2023. Within this authorization, the maximum number of shares issuable without preemptive rights would be limited to 68,567,616 shares, or approximately 10% of the Company’s issued shares as of April 7, 2021.

We do not currently have plans to issue shares pursuant to the proposed authorization. Any issuance of additional shares could have the effect of diluting existing shareholders’ ownership and voting interests in the Company. We believe, however, that it is advisable to maintain flexibility to be able to access capital markets at optimal times and market conditions, rather than being subject to the delays and costs associated with calling a special shareholders’ meeting. Further, we believe the number of shares proposed for authorization is appropriate in all respects. It will allow our authorized share capital to be more closely aligned with the authorizations received by most of our peers. Further, we believe it is compliant with the policies of certain proxy advisory firms whose voting recommendations help inform the voting decisions of some of our largest shareholders. The proposed authorization is also lower than the maximum authorization permitted under Swiss law and our Articles of Association.

Transocean 2021    P-16    Proxy Statement

AGENDA ITEM 4

If the proposed increase in the total number of authorized shares is approved, the Board of Directors would determine the time of the issuance, the issuance price, the manner in which the shares will be paid, the date from which the shares carry the right to dividends and, subject to provisions of our Articles of Association and the limitations on issuing shares without preemptive rights described above, the conditions for the exercise of the preemptive rights with respect to the issuance and the allotment of preemptive rights that are not exercised. Further authorization for the issuance of the shares by a vote of our shareholders will not be solicited prior to such issuance, subject to applicable laws and regulations, including the rules of the NYSE.

The Board of Directors may allow preemptive rights that are not exercised to expire, or it may place or allocate such rights or shares, the preemptive rights of which have not been exercised at market conditions, or use them otherwise in the Company’s interest. Further, under our Articles of Association, and subject to the limitations on issuing shares without preemptive rights described above, in connection with the issuance of shares using authorized share capital, the Board of Directors is authorized to limit or withdraw the preemptive rights of the existing shareholders in various circumstances, including for financing and acquisition purposes.

To the extent that shares are issued in the future, the issuance may decrease the existing shareholders’ percentage of equity ownership and, depending on the price at which such shares are issued, could be dilutive to the existing shareholders up to the amount of the proposed authorization above. However, we have demonstrated our commitment to prudently manage the Company’s use of and access to capital during the recent market downturn and developing market recovery. Since the proposed authorization has an expiration date – May 27, 2023 – our shareholders will have the opportunity to review and vote upon additional requests for shareholder approval of our authorized share capital at regular intervals.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 4.

Transocean 2021    P-17    Proxy Statement

AGENDA ITEM 5

Election of 11 Directors, Each for a Term Extending Until Completion of the Next Annual General Meeting

NOMINATIONS OF THE BOARD OF DIRECTORS

The Board of Directors has nominated the following candidates for election to the Board of Directors of the Company, each for a term extending until completion of the next annual general meeting.

Glyn A. Barker	Frederik W. Mohn
Vanessa C.L. Chang	Edward R. Muller
Frederico F. Curado	Margareth Øvrum
Chadwick C. Deaton	Diane de Saint Victor
Vincent J. Intrieri	Jeremy D. Thigpen
Samuel J. Merksamer

Director Nomination Process

The Board of Directors has designated the Corporate Governance Committee as the committee authorized to consider and recommend nominees for the Board of Directors. The Board of Directors believes that all members of the Corporate Governance Committee meet the applicable NYSE independence requirements.

Our Corporate Governance Guidelines provide that the Corporate Governance Committee should periodically assess the needs of the Company and the Board of Directors, so as to recommend candidates who will further our goals. In making that assessment, the Corporate Governance Committee has determined that a recommended nominee must have the following minimum qualifications:

■   High professional and personal ethics and values

■   A record of professional accomplishment in his/her chosen field

■   Relevant expertise and experience

■   A reputation, both personal and professional, consistent with our FIRST Shared Values

In addition to these minimum qualifications, the Corporate Governance Committee considers other qualities in nominees that may be desirable. In particular, the Board of Directors is committed to having a majority of independent directors and, accordingly, the Corporate Governance Committee evaluates the independence status of any potential director. The Corporate Governance Committee evaluates whether or not a candidate contributes to the Board of Directors’ overall diversity, the candidate’s contribution to Board’s existing chemistry and collaborative culture, and whether or not the candidate can contribute positively to the Board’s diverse expertise in environmental, health, safety, industry, sustainability, information security, market and financial matters. The Corporate Governance Committee also considers whether or not the candidate may have professional or personal experiences and expertise relevant to our business (such as expertise in the industry and in critical health, safety, environmental and sustainability matters) and the Company’s position as the leading international provider of offshore drilling services.

As described above, in accordance with the majority vote provisions of our Corporate Governance Guidelines, the Board of Directors may nominate only those candidates for director who have submitted an irrevocable letter of resignation, which would be effective upon and only in the event that (1) such nominee fails to receive more votes cast “FOR” than “AGAINST” his or her election in an uncontested election and (2) the Board of Directors accepts the resignation. The Board of Directors will also request a statement from any person nominated as a director by anyone other than the Board of Directors as to whether that person will also submit an irrevocable letter of resignation upon the same terms as a person nominated by the Board of Directors. For

Transocean 2021    P-18    Proxy Statement

AGENDA ITEM 5

purposes of our Corporate Governance Guidelines, an uncontested election occurs in an election of directors that does not constitute a contested election, and a contested election occurs when (i) the Secretary of the Company receives a notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for shareholder nominees for director set forth in our Articles of Association and (ii) such nomination has not been withdrawn by such shareholder on or prior to the day next preceding the date the Company first mails its notice of meeting for such meeting to the shareholders.

The Corporate Governance Committee has several methods of identifying Board of Directors candidates. First, the Corporate Governance Committee considers and evaluates annually whether each director nominee is qualified to be nominated for election or reelection to the Board of Directors. Second, the Corporate Governance Committee requests from time to time that its members and the other Board members identify possible candidates for any vacancies or potential vacancies. Third, the Corporate Governance Committee has the authority to retain one or more executive search firms to aid in its search for potential Board of Directors candidates, interview those candidates and conduct investigations relative to their background and qualifications.

The Corporate Governance Committee considers nominees for director who are recommended by our shareholders. Recommendations may be submitted in writing, along with:

■   The name of and contact information for the candidate;

■   A statement detailing the candidate’s qualifications and business and educational experience;

■   Information regarding the qualifications and qualities described under “Director Nomination Process” above;

■   A signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director;

■   A signed irrevocable letter of resignation from the proposed candidate that, in accordance with our Corporate Governance Guidelines, would be effective upon and only in the event that (1) in an uncontested election, such candidate fails to receive more votes cast “FOR” than “AGAINST” his or her election and (2) the Board of Directors accepts the resignation;

■   A statement that the writer is a shareholder and is proposing a candidate for consideration by the Corporate Governance Committee;

■   A statement detailing any relationship between the candidate and any customer, supplier or competitor of ours;

■   Financial and accounting experience of the candidate, to enable the Corporate Governance Committee to determine whether the candidate would be suitable for Audit Committee membership; and

■   Detailed information about any relationship or understanding between the proposing shareholder and the candidate.

Shareholders may submit nominations to:

Transocean Ltd. Attention: Corporate Secretary Turmstrasse 30 6312 Steinhausen, Switzerland

Unsolicited recommendations must contain all of the information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director. The extent to which the Corporate Governance Committee dedicates time and resources to the consideration and evaluation of any potential nominee brought to its attention depends on the information available to the Corporate Governance Committee about the qualifications and suitability of the individual, viewed in light of the needs of the Board of Directors, and is at the

Transocean 2021    P-19    Proxy Statement

AGENDA ITEM 5

Corporate Governance Committee’s discretion. The Corporate Governance Committee evaluates the desirability for incumbent directors to continue on the Board of Directors following the expiration of their respective terms, taking into account their contributions as Board members and the benefit that results from the increasing insight and experience developed over a period of time. Although the Corporate Governance Committee will consider candidates for director recommended by shareholders, it may determine not to recommend that the Board of Directors, and the Board of Directors may determine not to, nominate those candidates for election to the Board of Directors.

In addition to recommending director nominees to the Corporate Governance Committee, any shareholder may, in compliance with applicable requirements, nominate directors for election at annual general meetings of the shareholders. For more information on this topic, see “Other Matters.”

In connection with the Board of Directors’ periodic review of the skills, experience and diversity of its members, the Board also assesses the appropriateness of its size to determine whether any changes are necessary. The Board of Directors has determined that, should each of the director nominees be elected, the Company will have an appropriate combination of leadership, experience and oversight at this time.

The Board of Directors considers diversity as a key factor in the director nominee selection process. The Board of Directors takes an expansive view of the diversity of its members, with the goal of having directors who bring diverse expertise in environmental, health, safety, industry, market, sustainability, information security and financial matters and who reflect the global diversity of our workforce, our customers and the cultures in which we operate. We are a multinational company and have seven different nationalities represented in our director and executive officer group, and 56 in our global workforce. We have a presence in 25 countries worldwide.

7	56	25

NATIONALITIES	NATIONALITIES	COUNTRIES WORLDWIDE
IN OUR DIRECTOR AND EXECUTIVE OFFICER GROUP	IN OUR GLOBAL WORKFORCE

Board Leadership

Except during extraordinary circumstances, the Board of Directors has chosen not to combine the positions of Chief Executive Officer and Chair of the Board. The Board believes that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while our Chair of the Board presides over the Board as the Board provides advice to, and independent oversight of, management and the Company’s operations. The Board recognizes the time, effort, and energy that our Chief Executive Officer is required to devote to his position and the additional commitment the position of Chair of the Board of Directors requires. The Board of Directors believes that having separate positions and having an independent outside director serve as Chair of the Board of Directors is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Executive Sessions

Our independent directors met in executive session without management at each of the regularly scheduled Board of Directors’ meetings held in 2020. During 2021, the independent directors are again scheduled to meet in executive session at each regularly scheduled Board of Directors’ meeting. The independent directors generally designate the Chair of the Board of Directors to act as the presiding director for executive sessions.

Director Attendance at Annual General Meeting

In light of regulations on preventive measures to combat COVID-19 and related travel restrictions, we do not expect all of our directors to attend the 2021 Annual General Meeting. At the 2020 Annual General Meeting, none of our directors were in physical attendance due to COVID-19-related considerations.

Transocean 2021    P-20    Proxy Statement

AGENDA ITEM 5

VOTING REQUIREMENT TO ELECT NOMINEES

The election of each nominee requires the affirmative vote of a plurality of the votes cast at the 2021 Annual General Meeting. The plurality requirement means that the nominee who receives the largest number of votes for a board seat is elected. Shareholders are entitled to one vote per share for each of the directors to be elected.

We have adopted a majority vote policy in the election of directors as part of our Corporate Governance Guidelines. This policy provides that the Board of Directors may nominate only those candidates for director who have submitted an irrevocable letter of resignation, which would be effective upon and only in the event that (1) such nominee fails to receive more votes cast “FOR” than “AGAINST” his or her election in an uncontested election and (2) the Board of Directors accepts the resignation. If a nominee who has submitted such a letter of resignation does not receive more votes cast for than against the nominee’s election, the Corporate Governance Committee must promptly review the letter of resignation and recommend to the Board of Directors whether to accept the tendered resignation or reject it. The Board of Directors must then act on the Corporate Governance Committee’s recommendation within 90 days following the certification of the shareholder vote. The Board of Directors must promptly disclose its decision regarding whether or not to accept the nominee’s resignation letter in a Form 8-K filed with or furnished to the SEC or other broadly disseminated means of communication. Full details of this policy are set out in our Corporate Governance Guidelines, which are available on our website at: www.deepwater.com by selecting the Governance page in the Investors section dropdown.

The Board of Directors has received from each nominee for election as a director at the 2021 Annual General Meeting listed below an executed irrevocable letter of resignation consistent with these guidelines described above.

The information regarding the nominees presented below is as of April 1, 2021.

Transocean 2021    P-21    Proxy Statement

AGENDA ITEM 5

NOMINEES FOR DIRECTOR

FORMER VICE CHAIR ― U.K.,

PWC LLP

U.K. CITIZEN

Independent

Age: 67

COMMITTEES

Audit

Compensation

Finance

OTHER CURRENT PUBLIC COMPANY BOARDS

Berkeley Group Holdings plc (LON: BKG) (since 2012)

Various Eateries Ltd. (LON: VARE) (since 2020)

GLYN A. BARKER | Director since 2012

CAREER HIGHLIGHTS

Glyn A. Barker served as Vice Chair-U.K. of PricewaterhouseCoopers LLP (PwC) from 2008 to 2011. He was also responsible for PwC's strategy and business development for the geographic areas of Europe, the Middle East, Africa and India. Mr. Barker joined PwC in 1975 and became an audit partner in 1987. He then established PwC's private equity-focused Transactions Services business and led it globally. He joined the Management Board of PwC in the UK as Head of the Assurance Practice in 2002. In 2006, he became U.K. Managing Partner and served in that role until 2008. Mr. Barker is the Chair of Irwin Mitchell Holdings Ltd (since 2012) and the Chair of Tappit Technologies (UK) Ltd (since 2020). He is a director of Berkeley Group Holdings plc (LON: BKG) (since 2012) and Various Eateries Ltd. (LON: VARE) (since 2020). Mr. Barker served as director (from 2014 to 2016) and the Chair (from 2015 to 2016) of Transocean Partners LLC and as a director of Aviva plc from 2012 to 2019 and a director of Interserve plc from 2016 to 2019. Mr. Barker was Deputy Chair of the English National Opera Company from 2009 to 2016.

EDUCATION

Chartered Accountant

Bachelor of Science, Economics and Accounting, University of Bristol (1975)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Barker should remain on the Board of Directors due to his experience and expertise in:

Accounting & auditing

Finance debt & capital markets

Global international

Information Security

Mergers & acquisitions

Public company governance

Strategy

Transocean 2021    P-22    Proxy Statement

AGENDA ITEM 5

FORMER DIRECTOR AND SHAREHOLDER OF EL & EL INVESTMENTS

CANADIAN AND U.S. CITIZEN

Independent

Age: 68

COMMITTEES

Audit

Corporate Governance

OTHER CURRENT PUBLIC COMPANY BOARDS

Edison International (NYSE: EIX since 2007)

Sykes Enterprises, Incorporated (NASDAQ: SYKES) (since 2016)

VANESSA C.L. CHANG | Director since 2012

CAREER HIGHLIGHTS

Vanessa C.L. Chang previously served as a Director and shareholder of EL & EL Investments, a privately held real estate investment business, from 1998 to 2018, as the President and Chief Executive Officer of ResolveItNow.com from 2000 until 2002 and was the Senior Vice President of Secured Capital Corp in 1998. From 1986 until 1997, Ms. Chang was the West Coast partner in charge of Corporate Finance for KPMG Peat Marwick LLP. Ms. Chang is a director or trustee of 16 funds advised by the Capital Group and its subsidiaries, nine of which are members of the American Funds family and seven of which are members of Capital Group's Private Client Services (since 2000). Ms. Chang is also a director of Edison International (NYSE: EIX) and its wholly owned subsidiary, Southern California Edison Company (each since 2007), and of Sykes Enterprises, Incorporated (NASDAQ: SYKES) (since 2016). She was also a director of Forest Lawn Memorial Parks Association, a non-profit organization from 2005 to 2020 and SCO, America, Inc., a non-profit organization from 2013 to 2019. Ms. Chang is a member of the American Institute of Certified Public Accountants, the California State Board of Accountancy, Women Corporate Directors and the National Association of Corporate Directors.

EDUCATION

Certified Public Accountant (inactive)

Bachelor of Arts, University of British Columbia (1973)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Ms. Chang should remain on the Board of Directors due to her experience and expertise in:

Accounting & auditing

Finance, debt & capital markets

Global international

Human capital management

Information Security

Mergers & acquisitions

Public company governance

Strategy

Sustainability

Transocean 2021    P-23    Proxy Statement

AGENDA ITEM 5

CEO, ULTRAPAR S.A.

BRAZILIAN AND PORTUGAL CITIZEN

Independent
Age: 59

COMMITTEES

Corporate Governance

Health, Safety, Environment and Sustainability

OTHER CURRENT PUBLIC COMPANY BOARDS

ABB Ltd (NYSE: ABB) (since 2016)

FREDERICO F. CURADO | Director since 2013

CAREER HIGHLIGHTS

Frederico F. Curado is the Chief Executive Officer of Ultrapar S.A. (NYSE: UGP) since 2017, and previously served as President and Chief Executive Officer of Embraer S.A. (NYSE: ERJ) from 2007 to 2016. He joined Embraer in 1984 and served in a variety of management positions during his career, including Executive Vice President, Airline Market from 1998 to 2007 and Executive Vice President, Planning and Organizational Development from 1995 to 1998. Mr. Curado has been a director of ABB Ltd. (NYSE: ABB) since 2016. Mr. Curado was a member of the Executive Board of the ICC―International Chamber of Commerce from 2013 to 2018, a director of Iochpe-Maxion S.A. from 2015 to 2017, the President of the Brazilian Chapter of the Brazil-United States Business Council from 2011 to 2016, a member of Brazil's National Council for Industrial Development from 2011 to 2016, and was a director of the Smithsonian National Air and Space Museum from 2014 to 2017.

EDUCATION

Executive Master’s in Business Administration, University of São Paulo, Brazil (1997)
Bachelor of Science degree, Mechanical-Aeronautical Engineering, Instituto Tecnológico de Aeronáutica in Brazil (1983)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends that Mr. Curado should remain on the Board due to the following:

■   His leadership as the chair of our Health, Safety, Environment and Sustainability (HSES) Committee, informed by more than 30 years in the highly regulated aerospace industry, providing critical cross-industry perspectives on ways to continue to improve our HSES practices;

■   His expertise in the oil and gas industry in Brazil, which is one of our key markets;

■   His exemplary preparation for, attendance at, and engagement in, Board of Directors and committee meetings;

■   His commitment to best practices in governance, executive compensation, shareholder engagement, and sustainability, as evidenced by our numerous improvements in those areas since he joined the Board of Directors; and

■   His experience and expertise in:

Accounting & auditing

Finance, debt & capital markets

Global international, especially Brazilian business and governance sectors

Human capital management

Legal & compliance

Mergers & acquisitions

Oil & gas (including oilfield services)

Operations & engineering

Public company CEO

Public company governance

Safety & environment

Strategy

Sustainability

Technology, research & development

Lastly, we note that, although Mr. Curado is the Chief Executive Officer of Ultrapar S.A., he is not on the board of directors of that company; accordingly, he serves on only one Board of Directors other than our own.

Transocean 2021    P-24    Proxy Statement

AGENDA ITEM 5

FORMER EXECUTIVE CHAIR AND CEO, BAKER HUGHES INCORPORATED

U.S. CITIZEN

Independent

Age 68

OTHER CURRENT PUBLIC COMPANY BOARDS

Air Products and Chemicals, Inc. (NYSE: APD) (since 2010)

Marathon Oil Corporation (NYSE: MRO) (since 2014)

CHADWICK C. DEATON | Director since 2012

CAREER HIGHLIGHTS

Mr. Deaton served as Executive Chair of Baker Hughes Incorporated from 2012 to 2013, prior to which he served as Chair and Chief Executive Officer since 2004. He began his career with Schlumberger in 1976 and served in a variety of international capacities, including as Executive Vice President, Oilfield Services from 1998 to 1999 and as a Senior Advisor from 1999 until 2001. From 2002 until 2004, Mr. Deaton was the President, Chief Executive Officer and Director of Hanover Compressor Company. Mr. Deaton is a director of Air Products and Chemicals, Inc. (NYSE: APD) (since 2010) and Marathon Oil Corporation (NYSE: MRO) (since 2014). Mr. Deaton previously was a director of Carbo Ceramics Inc. (from 2013 to 2020; and previously from 2004 to 2009). He is a member of the Society of Petroleum Engineers (since 1980) and has served on its Industrial Advisory Council. He is also a director of the University of Wyoming Foundation and of the Houston Achievement Place. Mr. Deaton served as co-chair of the Wyoming Governor’s Task Force for the build out of the University of Wyoming’s new Engineering and Applied Sciences Center. He was a member of the National Petroleum Council (from 2007 to 2013).

EDUCATION

Bachelor of Science degree, Geology, University of Wyoming (1976)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Deaton should remain on the Board of Directors due to his significant experience and expertise in:

Finance, debt & capital markets

Global international

Human capital management

Legal & compliance

Mergers & acquisitions

Oil & gas (including oilfield services)

Operations & engineering

Public company CEO

Public company governance

Safety & environment

Strategy

Technology, research & development

Transocean 2021    P-25    Proxy Statement

AGENDA ITEM 5

FOUNDER AND CEO, VDA CAPITAL MANAGEMENT LLC

U.S. CITIZEN

Independent

Age 64

COMMITTEES

Corporate Governance

Finance

OTHER CURRENT PUBLIC COMPANY BOARDS

Hertz Global Holdings, Inc. (NYSE: HTZ) (since 2014)

Navistar International Corporation (NYSE: NAV) (since 2012)

VINCENT J. INTRIERI | Director since 2014

CAREER HIGHLIGHTS

Mr. Intrieri is the Founder and CEO of VDA Capital Management LLC, a private investment fund founded in January 2017. Mr. Intrieri was previously employed by Carl C. Icahn-related entities in various investment-related capacities from 1998 to 2016. From 2008 to 2016, Mr. Intrieri served as Senior Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages private investment funds. In addition, from 2004 to 2016, Mr. Intrieri was a Senior Managing Director of Icahn Onshore LP, the general partner of Icahn Partners LP, and Icahn Offshore LP, the general partner of Icahn Partners Master Fund LP, entities through which Mr. Icahn invests in securities. Mr. Intrieri is a director of Hertz Global Holdings, Inc. (NYSE: HTZ) (since 2014) and Navistar International Corporation (NYSE: NAV) (since 2012). Mr. Intrieri previously served as a director of Energen Corporation from March 2018 until November 2018, Conduent Incorporated from 2017 to 2018, Chesapeake Energy Corporation from 2012 to 2016, CVR Refining, GP, LLC, the general partner of CVR Refining, LP, from 2012 to 2014, Ferrous Resources Limited from 2015 to 2016, Forest Laboratories Inc. from 2013 to 2014, CVR Energy, Inc. from 2012 to 2014, Federal-Mogul Holdings Corporation from 2007 to 2013, Icahn Enterprises L.P. from 2006 to 2012, and was Senior Vice President of Icahn Enterprises L.P. from 2011 to 2012. Mr. Intrieri was also a director of Dynegy Inc. from 2011 to 2012, and Chair and a director of PSC Metals Inc. from 2007 to 2012. He served as a director of Motorola Solutions, Inc. from 2011 to 2012, XO Holdings from 2006 to 2011, National Energy Group, Inc. from 2006 to 2011, American Railcar Industries, Inc. from 2005 to 2011, WestPoint Home LLC from 2005 to 2011, and as Chair and a director of Viskase Companies, Inc. from 2003 to 2011. Ferrous Resources Limited, CVR Refining, CVR Energy, American Railcar Industries, Federal-Mogul, Icahn Enterprises, XO Holdings, National Energy Group, WestPoint Home, Viskase Companies and PSC Metals each are or previously were indirectly controlled by Carl C. Icahn. Mr. Icahn also has or previously had a noncontrolling interest in Dynegy, Hertz, Forest Laboratories, Navistar, Chesapeake Energy, Motorola Solutions and Transocean through the ownership of securities.

EDUCATION

Certified Public Accountant (inactive)

Bachelor of Science degree, with Distinction, Accounting, The Pennsylvania State University (Erie Campus) (1984)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Intrieri should remain on the Board of Directors due to his significant experience and expertise in:

Accounting & auditing

Finance, debt & capital markets

Global international

Human capital management

Mergers & acquisitions

Oil & gas (including oilfield services)

Public company governance

Safety & environment

Strategy

Technology, research & development

Transocean 2021    P-26    Proxy Statement

AGENDA ITEM 5

PARTNER, CALIGAN PARTNERS, L.P. U.S. CITIZEN Independent Age 40 COMMITTEES Compensation Finance

SAMUEL J. MERKSAMER | Director since 2013

CAREER HIGHLIGHTS

Mr. Merksamer is a Partner at Caligan Partners, L.P., an investment firm. He was a Managing Director of Icahn Capital LP, a subsidiary of Icahn Enterprises L.P., from 2008 to 2016. From 2003 until 2008, Mr. Merksamer was an analyst at Airlie Opportunity Capital Management. Mr. Merksamer previously served as a director of American International Group, Inc. from 2016 to 2018, Hertz Global Holdings, Inc. from 2014 to 2017, Navistar International Corporation from 2012 to 2017, Cheniere Energy Inc. from 2015 to 2017, Transocean Partners from 2014 to 2016, Hologic Inc. from 2013 to 2016, Talisman Energy Inc. from 2013 to 2015, Ferrous Resources Limited from 2012 to 2016, CVR Refining, GP, LLC, the general partner of CVR Refining, LP, from 2012 to 2014, CVR Energy, Inc. from 2012 to 2014, American Railcar Industries, Inc. from 2011 to 2013, Dynegy Inc. from 2011 to 2012, Viskase Companies, Inc. from 2010 to 2013, Federal-Mogul Holdings Corporation from 2010 to 2014, and PSC Metals Inc. from 2009 to 2012. Ferrous Resources Limited, CVR Refining, CVR Energy, American Railcar Industries, Federal-Mogul, Viskase Companies and PSC Metals are each indirectly controlled by Carl C. Icahn. Mr. Icahn also has or previously had a noncontrolling interest in Dynegy, Hologic, Talisman Energy, Navistar, Hertz, Cheniere Energy, Transocean Ltd., Transocean Partners and American International Group, Inc. through the ownership of securities.

EDUCATION

A.B. degree, Economics, Cornell University (2002)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Merksamer should remain on the Board of Directors due to his experience and expertise in:

Accounting & auditing

Finance, debt & capital markets

Mergers & acquisitions

Public company governance

Strategy

Transocean 2021    P-27    Proxy Statement

AGENDA ITEM 5

OWNER AND MANAGING DIRECTOR, PERESTROIKA; FORMER DIRECTOR AND CHAIR, SONGA OFFSHORE SE NORWEGIAN CITIZEN Independent Age 44 COMMITTEES Audit Health, Safety, Environment and Sustainability

FREDERIK W. MOHN | Director since 2018

CAREER HIGHLIGHTS

Mr. Mohn has served as a director of the Company since January 30, 2018, when Transocean acquired Songa Offshore SE. Previously, Mr. Mohn served as a director of Songa Offshore SE from 2013 to 2014, and as Chair of the Songa Board from 2014 to 2018. Mr. Mohn is the sole owner and managing director of Perestroika, a Norwegian investment company with investments in oil and gas, shipping, infrastructure, real estate development and financial services. Mr. Mohn previously served as a director of Dof ASA, a Norwegian shipping company, from August 2017 to October 2019 and as a director of Fjord 1, a Norwegian transport company from August 2017 to December 2019. From 2011 to 2013, Mr. Mohn served as managing director of the worldwide family business Frank Mohn AS, a supplier of pumping systems to the oil and gas industry. Mr. Mohn also currently serves on the board of directors of the following private companies: Viken Crude AS, Gjettumgrenda AS, Fornebu Sentrum AS, Fornebu Sentrum Utvikling AS and Høvik Stasjonsby AS og KS.

EDUCATION

Bachelor of Science degree, Royal Holloway, University of London (2001)

KEY QUALIFICATIONS AND EXPERTISE

Mr. Mohn served as the Chair of the Board of Songa Offshore SE prior to Transocean’s acquisition of that company in 2018. The Board of Directors recommends Mr. Mohn should remain on the Board of Directors due to his previous position as Chair of the Board of Songa Offshore SE and his expertise in:

Accounting & auditing

Finance, debt & capital markets

Global international

Mergers & acquisitions

Oil & gas (including oilfield services)

Public company governance

Safety & environment

Strategy

Transocean 2021    P-28    Proxy Statement

AGENDA ITEM 5

FORMER CHAIR AND CEO, GENON ENERGY, INC.; AND FORMER VICE CHAIR, NRG ENERGY, INC.

U.S. CITIZEN

Independent

Age 69

COMMITTEES

Audit

Finance

OTHER CURRENT PUBLIC COMPANY BOARDS

AeroVironment, Inc. (NASDAQ: AVAV) (since 2013)

EDWARD R. MULLER | Director since 2008

CAREER HIGHLIGHTS

Mr. Muller served as a director of GlobalSantaFe Corporation from 2001 to 2007 and of Global Marine, Inc. from 1997 to 2001. Mr. Muller served as Vice Chair of NRG Energy, Inc. (NYSE: NRG) after the merger of NRG Energy, Inc. with GenOn Energy, Inc. from 2012 until 2017. Prior to the merger, he served as GenOn Energy, Inc.’s Chair and Chief Executive Officer (since 2010) and President (since 2011). Mr. Muller previously served as Chair, President and Chief Executive Officer of Mirant Corporation from 2005 to 2010 when Mirant Corporation merged with RRI Energy, Inc. to form GenOn Energy, Inc.

Mr. Muller has served as a director of AeroVironment, Inc. (NASDAQ: AVAV) since 2013.  Mr. Muller was a private investor from 2000 until 2005. Mr. Muller served as President and Chief Executive Officer of Edison Mission Energy, a wholly owned subsidiary of Edison International, from 1993 until 2000. During his tenure, Edison Mission Energy was engaged in developing, owning and operating independent power production facilities worldwide. Since 2004, Mr. Muller has been a trustee of the Riverview School and twice served as its Chair, a position he held from 2008 to 2012 and from 2015 to 2018. Since 2019, Mr. Muller has served as the Chair of the advisory board of the UCLA Institute for Carbon Management.

EDUCATION

Law degree, Yale Law School (1976)

Bachelor of Arts degree, Dartmouth College (1973)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Muller, an attorney by education, should remain on the Board of Directors due to his extensive experience and expertise in:

Accounting & auditing

Finance, debt & capital markets

Global international

Legal & compliance

Mergers & acquisitions

Public company CEO

Public company governance

Safety & environment

Strategy

Transocean 2021    P-29    Proxy Statement

AGENDA ITEM 5

TRANSOCEAN LTD. CITIZEN 46

 Thigpen is President and Chief Executive Officer and a director of the Company since 2015. Mr. Thigpen served as Senior Vice President and Chief Financial Officer at National Oilwell Varco, Inc. (NYSE: NOV) from 2012 to 2015. During his tenure at National Oilwell Varco, Mr. Thigpen spent five years from 2007 to 2012 as the company’s President of Downhole and Pumping Solutions business, and four years from 2003 to 2007 as President of its Downhole Tools group. He also served in various management and business development capacities, including Director of Business Development and Special Assistant to the Chair for National Oilwell Varco.

recommends Mr. Thigpen should serve an additional term. The Board of Directors believes that it is important for the Chief Executive Officer of the Company to serve on the Board of Directors, as it ensures an efficient flow of information between the Board of Directors and executive management. In addition, Mr. Thigpen has substantial industry experience and a competitive perspective, which assists the Board of Directors in considering strategic decisions for the Company.

FORMER EXECUTIVE VICE PRESIDENT FOR EQUINOR DEVELOPMENT AND PRODUCTION BRAZIL

NORWEGIAN CITIZEN

Independent

Age 62

OTHER CURRENT PUBLIC COMPANY BOARDS

FMC Corporation (NYSE: FMC) (since 2016)

Harbour Energy (OTCPK: ENGH) (since 2021)

Technip FMC (NYSE: FTI) (Paris : FTI) (since 2020)

MARGARETH ØVRUM | Director nominee

CAREER HIGHLIGHTS

Ms. Øvrum served as Executive Vice President of Equinor ASA, Development and Production Brazil until earlier this year when she retired after nearly 40 years with Equinor. Her tenure at Equinor included working as President, Equinor Brazil from 2018 to 2020; Executive Vice President of Technology, Projects and Drilling from 2011 to 2018; Executive Vice President, Technology and New Energy for Statoil Hydro from 2007 to 2011; Executive Vice President of Technology and Projects from 2004 to 2007 and Executive Vice President of Health, Safety and the Environment during 2004. Ms. Øvrum began her career in 1982 at Equinor in Strategic Analysis, Production and Maintenance and within a decade became the first female platform manager of the company’s oldest fields in the North Sea. Ms. Øvrum currently serves on the board of directors of Harbour Energy (OTCPK: ENGH) since 2021, Technip FMC (NYSE: FTI) (PARIS: FTI) since 2020 and FMC Corporation (NYSE: FMC) since 2016. She previously served as a director of Alfa Laval AB from 2015 to 2019, Atlas Copco AB from 2008 to 2017 and Ratos AB from 2009 to 2014.

EDUCATION

Master of Science Technical Physics, Norwegian Technical University (1981)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Ms. Øvrum should be elected to the Board of Directors due to her experience and expertise in:

Global international

Human capital management

Information Security

Mergers & acquisitions

Oil & gas (including oilfield services)

Operations & engineering

Public company governance

Safety & environment

Strategy

Sustainability

Technology, research & development

Transocean 2021    P-30    Proxy Statement

AGENDA ITEM 5

FORMER GENERAL COUNSEL, ABB LTD. FRENCH CITIZEN Independent Age 66 COMMITTEES Audit Health, Safety, Environment and Sustainability OTHER CURRENT PUBLIC COMPANY BOARDS Natixis S.A., France (ENX: KN Paris)

DIANE DE SAINT VICTOR | Director since 2020

CAREER HIGHLIGHTS

Ms. de Saint Victor previously served as ABB Ltd.’s Company Secretary, a position she vacated in March 2020, and as ABB Ltd.’s General Counsel and Company Secretary from 2007 to 2019. During this time, Ms. de Saint Victor also served as the vice Chair of the Board of Directors of ABB Asea Brown Boveri Ltd. Prior to joining ABB, she served as a Senior Vice President and General Counsel of Airbus Group from 2004 to 2006 and from 2003 to 2004 as a Vice President and General Counsel at SCA Hygiene Products. She spent a decade working at Honeywell, beginning in 1993 as the General Counsel Europe for the company. Her final two years with Honeywell were spent working as the company’s Vice President and General Counsel International. Earlier in her career, Ms. de Saint Victor worked for General Electric and as counsel for a law firm. She currently serves on the board of Natixis, SA (ENX: KN Paris) and previously served on the boards of ABB India Limited from 2019 to 2020, Altran Technologies SA France from 2019 to 2020 and Barclays PLC, where she was a member of the audit and reputation committees from 2013 to 2017, and the American Chamber of Commerce in France from 2017 to 2019. Ms. de Saint Victor is a member of Women Corporate Directors, the American Bar Association, the American Corporate Counsel Association and the International Bar Association.

EDUCATION

D.E.A. (L.L.M. equivalent) in Business Law from Paris Law School (1977)

D.E.A. (L.L.M. equivalent) in International Law from Paris Law School (1976)

Admitted to the Paris Bar in 1975

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Ms. De Saint Victor should remain on the Board of Directors due to her experience and expertise in:

Global international

Information Security

Legal & compliance

Mergers & acquisitions

Public company governance

Strategy

Sustainability

Transocean 2021    P-31    Proxy Statement

AGENDA ITEM 5

PRESIDENT AND CHIEF EXECUTIVE OFFICER, TRANSOCEAN LTD. U.S. CITIZEN Age 46

JEREMY D. THIGPEN | Director since 2015

CAREER HIGHLIGHTS

Mr. Thigpen is President and Chief Executive Officer and a director of the Company since 2015. Mr. Thigpen served as Senior Vice President and Chief Financial Officer at National Oilwell Varco, Inc. (NYSE: NOV) from 2012 to 2015. During his tenure at National Oilwell Varco, Mr. Thigpen spent five years from 2007 to 2012 as the company’s President of Downhole and Pumping Solutions business, and four years from 2003 to 2007 as President of its Downhole Tools group. He also served in various management and business development capacities, including Director of Business Development and Special Assistant to the Chair for National Oilwell Varco.

EDUCATION

Program for Management Development, Harvard Business School (2001)

Bachelor of Arts degree, Economics and Managerial Studies, Rice University (1997)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Thigpen should serve an additional term. The Board of Directors believes that it is important for the Chief Executive Officer of the Company to serve on the Board of Directors, as it ensures an efficient flow of information between the Board of Directors and executive management. In addition, Mr. Thigpen has substantial industry experience and a competitive perspective, which assists the Board of Directors in considering strategic decisions for the Company.

RECOMMENDATION The Board of Directors recommends you vote FOR the election of these candidates as directors.

Transocean 2021    P-32    Proxy Statement

SKILLS AND EXPERIENCE MATRIX FOR INDEPENDENT DIRECTOR NOMINEES

BUSINESS OR PROFESSIONAL EXPERIENCE AND SKILLS	Glyn A. Barker	Vanessa C.L. Chang	Frederico F. Curado	Chadwick C. Deaton	Vincent J. Intrieri	Samuel Merksamer	Frederik W. Mohn	Edward R. Muller	Margareth Øvrum	Diane de Saint Victor	# OUT OF 10
Accounting & auditing	✓	✓	✓		✓	✓	✓	✓			7
Finance, debt & capital markets	✓	✓	✓	✓	✓	✓	✓	✓			8
Global international	✓	✓	✓	✓	✓		✓	✓	✓	✓	9
Human capital management		✓	✓	✓	✓				✓		5
Information Security	✓	✓							✓	✓	4
Legal & Compliance			✓	✓				✓		✓	4
Mergers & acquisitions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Oil & gas (including oilfield services)			✓	✓	✓		✓		✓		5
Operations & engineering			✓	✓					✓		3
Public company CEO			✓	✓				✓			3
Public company governance	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Safety & environment			✓	✓	✓		✓	✓	✓		6
Strategy	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Sustainability		✓	✓						✓	✓	4
Technology, research & development			✓	✓	✓				✓		4

Transocean 2020    P-33    Proxy Statement

Other Attributes of Our Independent Director Nominees

Transocean 2020    P-34    Proxy Statement

AGENDA ITEM 6

Election of the Chair of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting

NOMINATION OF THE BOARD OF DIRECTORS

Pursuant to the Minder Ordinance and our Articles of Association, the authority to elect the Chair of the Board of Directors is vested with the general meeting of shareholders. The term of office of the Chair of the Board of Directors is the same as the other directors’ terms and extends until completion of the next annual general meeting. The Chair elected at the 2021 Annual General Meeting will have the powers and duties as provided for in our Articles of Association and organizational regulations.

Upon the recommendation of the Corporate Governance Committee, the Board of Directors nominates Chadwick C. Deaton for reelection by the shareholders as the Chair of the Board of Directors. Mr. Deaton has served on the Board since May 2012 and as Board Chair since 2019. Prior to his election as Chair of the Board of Directors by our shareholders at the 2019 Annual General Meeting, Mr. Deaton served as Chair of the Board’s Health Safety Environment and Sustainability Committee and as a member of the Corporate Governance Committee. Mr. Deaton’s biographical information may be found above under Agenda Item 5.

RECOMMENDATION The Board of Directors recommends a vote FOR the election of the nominee for the Chair of the Board of Directors.

Transocean 2021    P-35    Proxy Statement

AGENDA ITEM 7

Election of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting

NOMINATIONS OF THE BOARD OF DIRECTORS

Pursuant to the Minder Ordinance and our Articles of Association, the authority to elect the members of the Compensation Committee of the Board of Directors is vested with the general meeting of shareholders. The term of office of the members of the Compensation Committee is the same as the other directors’ term and extends until completion of the next annual general meeting.

Upon the recommendation of the Corporate Governance Committee, the Board of Directors has nominated for election by the shareholders at the 2021 Annual General Meeting

Glyn A. Barker

Vanessa C.L. Chang

Samuel J. Merksamer

as members of the Compensation Committee of the Board of Directors. Biographical information regarding the nominees may be found above under Agenda Item 5.

RECOMMENDATION The Board of Directors recommends a vote FOR the election of the nominees of the Compensation Committee of the Board of Directors.

Transocean 2021    P-36    Proxy Statement

AGENDA ITEM 8

Election of the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting

Pursuant to the Minder Ordinance and our Articles of Association, the authority to elect the independent proxy is vested with the general meeting of shareholders. The independent proxy elected at the 2021 Annual General Meeting will serve as independent proxy at the 2022 Annual General Meeting and at any extraordinary general meeting of shareholders of the Company that may be held prior to the 2022 Annual General Meeting.

The Board of Directors has nominated for election as independent proxy Schweiger Advokatur / Notariat, Dammstrasse 19, 6300 Zug, Switzerland. Schweiger Advokatur / Notariat was elected at the 2020 Annual General Meeting to serve as independent proxy at the 2021 Annual General Meeting and any extraordinary general meeting of shareholders of the Company held prior to the 2021 Annual General Meeting. Schweiger Advokatur/Notariat confirmed to the Company that it possesses the required independence to fulfill its mandate.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 8.

Transocean 2021    P-37    Proxy Statement

AGENDA ITEM 9

Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2021 and Election of Ernst & Young Ltd, Zurich, as the Company’s Auditor for a Further One-Year Term

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Ernst & Young LLP be appointed as Transocean Ltd.’s independent registered public accounting firm for the fiscal year 2021 and that Ernst & Young Ltd, Zurich, be elected as Transocean Ltd.’s auditor pursuant to the Swiss Code of Obligations for a further one-year term, commencing on the day of election at the 2021 Annual General Meeting and terminating on the day of the 2022 Annual General Meeting.

Representatives of Ernst & Young Ltd will participate in the 2021 Annual General Meeting, will have the opportunity to make a statement and will be available to respond to questions you may ask. Due to limited participation at the Annual General Meeting resulting from COVID-19 precautions, please submit any questions you may have to the Corporate Secretary prior to the 2021 Annual General Meeting. Information regarding the fees paid by the Company to Ernst & Young appears below.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 9.

FEES PAID TO ERNST & YOUNG

Audit fees for Ernst & Young LLP and its affiliates for each of the fiscal years 2020 and 2019 and audit-related fees, tax fees and total of all other fees for services rendered in 2020 and 2019 are as follows:

	AUDIT FEES(1)	AUDIT-RELATED FEES(2)	TAX FEES	TOTAL OF ALL OTHER FEES(3)
	U.S. $	U.S. $	U.S. $	U.S. $
Fiscal year 2020	4,996,805	429,771	-	2,138
Fiscal year 2019	5,023,982	462,876		2,154

(1)    The audit fees include those associated with our annual audit, reviews of our quarterly reports on Form 10-Q, statutory audits of our subsidiaries, services associated with documents filed with the SEC and audit consultations.

(2)    The audit-related fees include services in connection with accounting consultations, employee benefit plan audits and attest services related to financial reporting.

(3)    All other fees were for other publications and subscription services.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

The Audit Committee pre-approves all auditing services, review or attest engagements and permitted non-audit services to be performed by our independent registered public accounting firm. The Audit Committee has considered whether the provision of services rendered in 2020 other than the audit of our financial statements and reviews of quarterly financial statements was compatible with maintaining the independence of Ernst &

Transocean 2021    P-38    Proxy Statement

AGENDA ITEM 9

Young LLP and determined that the provision of such services was compatible with maintaining such independence.

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the independent registered public accounting firm. The policy requires advance approval by the Audit Committee of all audit and non-audit work; provided, that the Chair of the Audit Committee may grant pre-approvals of audit or non-audit work, so long as such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. Unless the specific service has been previously pre-approved with respect to the 12-month period following the advance approval, the Audit Committee must approve a service before the independent registered public accounting firm is engaged to perform the service. The Audit Committee has given advance approval for specified audit, audit-related, tax and other services for 2021. Requests for services that have received this pre-approval are subject to specified fee or budget restrictions, as well as internal management controls.

Transocean 2021    P-39    Proxy Statement

AGENDA ITEM 10

Advisory Vote to Approve Named Executive Officer Compensation

PROPOSAL OF THE BOARD OF DIRECTORS

At the Company’s 2017 Annual General Meeting, the Company’s shareholders supported the Board of Directors’ recommendation to hold an advisory vote on executive compensation every year for the Company’s Named Executive Officers. As a result, the Board of Directors determined that the Company will hold an advisory vote on executive compensation once every year until the next required vote on the frequency of shareholder votes on compensation of Named Executive Officers of the Company, which in accordance with applicable law, will occur no later than the Company’s annual general meeting of shareholders in 2023. Accordingly, and as required by Section 14A of the Exchange Act, the Company is providing its shareholders the opportunity to vote on an advisory basis to approve the compensation of the Company’s Named Executive Officers.

The Board of Directors recommends that you vote for the approval of the compensation of the Named Executive Officers as described in this proxy statement.

Accordingly, you may vote on the following resolution:

RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosure in the proxy statement for the Company’s 2021 Annual General Meeting is hereby APPROVED.

Our compensation program for our Named Executive Officers is designed to reward performance that creates long-term value for the Company’s shareholders through the following features, which are discussed in more detail in our Compensation Discussion and Analysis:

■	Annual cash bonuses based on performance as measured against pre-determined performance goals;	■

A share ownership policy that requires our executive officers to build and maintain an appropriate equity stake in the Company to further align our executive officers’ interests with the long-term interests of our shareholders;

■	A compensation mix weighted toward long-term incentives to allow our Named Executive Officers to participate in the long-term growth and profitability of the Company;	■

Hedging and pledging policies that prohibit any of our executive officers from hedging or pledging our shares or holding derivative instruments tied to our shares, other than derivative instruments issued by us; and

■

Long-term incentives include performance share units that vest based upon (1) the Company’s EBITDA margin; and (2) the Company’s total shareholder return compared to the companies in our performance peer groups;

■

The Incentive Compensation Recoupment Policy, a clawback policy that allows the Company to recover or adjust incentive compensation to the extent the Compensation Committee determines that payments or awards have exceeded the amount that would otherwise

■	Median pay positioning for target performance, above median pay for above target performance, and below median pay for below target performance;

have been received due to a restatement of our financial results or if the Compensation Committee determines that an executive has engaged in, or has knowledge of and fails to prevent or disclose, fraud or intentional misconduct pertaining to any financial reporting requirements.

The vote on this proposal is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders. Following the 2021 Annual General Meeting, we will consider our shareholders’ feedback and the Compensation Committee will evaluate whether any actions are necessary to address this feedback.

Transocean 2021    P-40    Proxy Statement

AGENDA ITEM 10

RECOMMENDATION

The Board of Directors recommends that you vote FOR approval of the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosure in this proxy statement.

Transocean 2021    P-41    Proxy Statement

AGENDA ITEM 11

Prospective Vote on the Maximum Compensation of the Board of Directors and the Executive Management Team

11A	Ratification of the Maximum Aggregate Amount of Compensation of the Board of Directors for the Period Between the 2021 Annual General Meeting and the 2022 Annual General Meeting.

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the shareholders ratify an amount of U.S. $4,121,000 as the maximum aggregate amount of compensation of the Board of Directors for the period between the 2021 Annual General Meeting and the 2022 Annual General Meeting.

EXPLANATION

As required by our Articles of Association and the Minder Ordinance, the shareholders are provided the opportunity to vote on the maximum aggregate amount of compensation that can be paid or granted to the members of the Board of Directors for the period between the 2021 Annual General Meeting and the 2022 Annual General Meeting (the “2021/2022 Term”). The shareholder vote is of binding nature.

DIRECTORS’ COMPENSATION PRINCIPLES

The general principles of the compensation for our Board of Directors are described in article 29b of our Articles of Association.

We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on our Board of Directors. Our directors’ compensation consists of:

■   cash retainers and

■   grants of restricted share units

Set forth below is an overview of the non-employee director compensation elements for the term of office between the 2019 Annual General Meeting and the 2020 Annual General Meeting (the “2019/2020 Term”), and the term of office between the 2020 Annual General Meeting and the 2021 Annual General Meeting (the

Transocean 2020    P-42    Proxy Statement

AGENDA ITEM 11

“2020/2021 Term”). Additionally, the compensation elements currently contemplated for the 2021/2022 Term are also provided:

	TERM OF OFFICE
	2019/2020 Term	2020/2021 Term	2021/2022 Term
	(U.S.$)	(U.S.$)	(U.S.$)
CASH RETAINERS
Non-employee chair	325,000	275,000	275,000
Non-employee vice chair	250,000	250,000	250,000
Non-employee directors (other than the chair and the vice chair)	100,000	100,000	100,000
Additional retainer for committee chair:
Audit Committee	35,000	35,000	35,000
Compensation Committee	20,000	20,000	20,000
Corporate Governance Committee, Finance Committee, and Health, Safety, Environment and Sustainability Committee	10,000	10,000	10,000
TARGET VALUE OF RESTRICTED SHARE UNITS
Non-employee chair	325,000	275,000	275,000
Non-employee vice chair	210,000	210,000	210,000
Non-employee directors (other than the chair and the vice chair)	210,000	210,000	210,000

A more detailed description of the compensation principles currently in effect for our Board of Directors can be found under “Board Meetings and Committees—Director Compensation Strategy.” The actual amounts paid to each member of the Board of Directors for fiscal year 2020 are disclosed under “2020 Director Compensation” and in our Swiss Compensation Report under the caption “Board of Directors’ Compensation.”

PROPOSAL FOR RATIFICATION OF MAXIMUM AGGREGATE AMOUNT

The Board of Directors proposes that the shareholders ratify an amount of U.S. $4,121,000 as the maximum aggregate amount of compensation that the Company may pay to the Board of Directors for the 2021/2022 Term.

The proposed aggregate maximum amount has been calculated based on the directors’ compensation elements as outlined above and represents no change from the maximum aggregate amount of compensation for the 2020/2021 Term, which was approved by shareholders at last year’s annual general meeting.

In consideration of 2020 economic conditions, and in an effort to align with the reductions to equity compensation for management and employees, the Board of Directors elected to reduce their actual 2020 award of restricted share units by 28% of target. The total compensation paid to the Board of Directors for the 2020/2021 Term was U.S. $2,726,394, which is below the U.S. $4,121,000 previously approved by shareholders at the 2020 Annual General Meeting.

Transocean 2021    P-43    Proxy Statement

AGENDA ITEM 11

RECOMMENDATION The Board of Directors recommends that you vote FOR this Agenda Item 11A.

Transocean 2021    P-44    Proxy Statement

AGENDA ITEM 11

11B	Ratification of the Maximum Aggregate Amount of Compensation of the Executive Management Team for Fiscal Year 2022.

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the shareholders ratify an amount of U.S. $24,000,000 as the maximum aggregate amount of compensation of the Executive Management Team for fiscal year 2022.

EXPLANATION

As required by our Articles of Association and the Minder Ordinance, our shareholders are provided the opportunity to vote on the maximum aggregate amount of compensation that can be paid or granted to the members of the Executive Management Team for fiscal year 2022. The shareholder vote is of binding nature.

EXECUTIVE MANAGEMENT TEAM COMPENSATION PRINCIPLES

The general principles of the compensation for the Executive Management Team are described in article 29b of our Articles of Association.

We use a combination of cash and equity compensation to attract, motivate and retain leaders from the global executive talent market within and outside our highly competitive industry and to achieve our objective of pay and performance alignment by delivering the vast majority of our Executive Management Team’s compensation opportunity as performance-based, ‘at-risk’ compensation. Our Executive Management Team’s compensation consists of:

■   base salary,

■   annual performance bonus,

■   long-term incentives, which may be comprised of grants of restricted share units, performance share units, performance cash and stock options, and

■   other compensation, including Company contributions to savings plans, pension plans, and life insurance premiums.

Our Executive Management Team is comprised of our President and Chief Executive Officer, our Executive Vice President and Chief Financial Officer, and our Executive Vice President and Chief Operations Officer.

For a detailed description of our compensation principles currently in effect for the Executive Management Team (and our other Named Executive Officers who are not members of the Executive Management Team), please refer to the section of this proxy statement under the caption: “Compensation Discussion and Analysis.” We recommend that our shareholders read our Articles of Association and the Compensation Discussion and Analysis to understand our Executive Management Team compensation principles and process when considering this proposal. The actual amounts paid to each member of the Executive Management Team for fiscal years 2018-2020 are disclosed in this proxy statement under the caption: “Executive Compensation—Summary Compensation Table,” and in our Swiss Compensation Report under the caption: “Executive Management Team Compensation.”

In addition to this binding prospective vote on maximum Executive Management Team compensation, shareholders have had the opportunity since 2011 under U.S. law, subject to an advisory vote by shareholders and a determination by the Board of Directors as to the frequency of such opportunity, to cast a retrospective advisory vote to approve the compensation paid to our Named Executive Officers (including our Executive Management Team members) for the fiscal year preceding the annual general meeting. Since 2011, our shareholders have consistently expressed their support for the Company’s executive compensation principles.

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AGENDA ITEM 11

For fiscal years 2011, 2012, 2013, 2014, 2015, 2016, 2017, 2018, and 2019, the shareholder approval levels have been 86%, 81%, 92%, 80%, 87%, 96%, 97%, 97% and 96%, respectively. Our shareholders are again provided the opportunity to cast a retrospective advisory vote to approve the compensation paid to our Named Executive Officers (including our Executive Management Team members) for fiscal year 2020, as is explained in detail in Agenda Item 10.

The proposed maximum aggregate amount of compensation for the Executive Management Team for fiscal year 2022 is derived substantially from the Company’s executive compensation principles receiving strong historical shareholder support as noted above. Consistent with the Company’s historical practice in setting executive compensation, as reflected in the Compensation Discussion and Analysis, we do not anticipate that the aggregate amount actually paid to our Executive Management Team members for fiscal year 2022 will be at the proposed maximum aggregate amount.

PROPOSAL FOR RATIFICATION OF MAXIMUM AGGREGATE AMOUNT

The Board of Directors proposes that the shareholders ratify an amount of U.S. $24,000,000, excluding employer-paid social taxes, as the maximum aggregate amount of compensation of the Executive Management Team for fiscal year 2022. This amount is unchanged from the approved maximum aggregate amount of compensation for fiscal year 2021, and is the maximum amount that the Company can pay or grant to its members of the Executive Management Team for fiscal year 2022, subject to the authority of the Board of Directors to grant or pay a “supplementary amount” pursuant to article 29c of our Articles of Association without additional shareholder ratification to persons who newly assume an Executive Management Team function after the prospective vote at the 2021 Annual General Meeting.

The proposed maximum aggregate amount of compensation for fiscal year 2022 is based on our estimated compensation levels and represents no change from the maximum aggregate amount of compensation for fiscal year 2021, which was approved by shareholders at last year’s annual general meeting.

Shareholder approval is based on the maximum aggregate amounts that could be payable in accordance with our compensation principles as set out in the Compensation Discussion and Analysis. Therefore, actual aggregate amounts paid to our Executive Management Team members for fiscal year 2022 will fall within the range that may be payable. Although historical compensation paid to our Executive Management Team, as disclosed in the Swiss Compensation Report, has been substantially less (2020: U.S. $12,312,947) than the maximum amount payable (2020: U.S. $24,000,000), we request our shareholders approve the proposed maximum aggregate amount in order to comply with our Articles of Association and to ensure that the authorized compensation is set at a level that allows us to honor our compensation obligations and promises under our compensation principles and plans if the Executive Management Team or its individual members deliver superior performance and achieve all of the performance objectives at maximum performance level.

The 2022 Executive Management Team compensation will be disclosed in the proxy statement for our 2023 Annual General Meeting and the Swiss Compensation Report for fiscal year 2022.

RECOMMENDATION The Board of Directors recommends that you vote FOR this Agenda Item 11B.

Transocean 2021    P-46    Proxy Statement

AGENDA ITEM 12

Approval of Amendment and Restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the shareholders approve the amendment and restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan as amended (the “2015 LTIP”), which would increase the number of shares available for issuance as long-term incentive compensation under the 2015 LTIP by 23,000,000 shares. Our Board, based on the recommendation of the Compensation Committee, has approved the amendment and restatement of the 2015 LTIP, subject to shareholder approval. The 2015 LTIP became effective as of May 15, 2015, when approved by our shareholders at the 2015 Annual General Meeting, and replaced our previous incentive compensation plan. Since the adoption of the 2015 LTIP, our shareholders have approved the addition of 12,000,000 shares and 30,000,000 shares that could be issued as long-term incentive compensation to our employees at our 2018 and 2020 annual meetings, respectively.

EXPLANATION

In order to effectively execute our business strategy, it is essential for us to manage our talent in an industry where there is intense competition for qualified individuals. We need to (i) attract highly qualified new industry professionals and (ii) reward and retain our experienced professionals. We believe that the issuance of equity-based incentive compensation is a key component of our comprehensive human resource strategy, and that equity-based incentives promote and sustain the progress, growth and profitability of the Company by:

■   attracting, motivating and retaining individuals of high ability;

■   reinforcing a pay-for-performance culture;

■   aligning the interests of our employees with that of the Company; and

■   providing incentives and rewards to employees who are in a position to contribute to the success and long-term objectives of the Company.

The competition for highly-qualified talent has increased the importance of equity-based compensation as a key component for employee recruitment and retention and the need for available shares under an equity compensation plan. The Company granted awards under the 2015 LTIP to 140 individuals in 2020; six of whom were Executive Officers and ten of whom were non-employee directors.

We believe we have demonstrated our commitment to sound equity compensation practices. Management and our Board are cognizant of the expense attributable to compensatory share awards, as well as dilution, and strive to maintain both at appropriate levels in order to realize the significant motivational and performance benefits that may be achieved from making such awards.

As of January 31, 2021, dilution attributed to the 2015 LTIP was approximately 6.62% and would increase by approximately 2.49% upon approval of 23,000,000 additional reserves. The three-year average annual percentage of the Company’s outstanding shares issued under equity incentive plans or the Company’s “burn rate” was 1.18%, well below the Institutional Shareholder Services benchmark for our industry of 3.24%. However, when annual grants are made in periods of depressed share prices such as those that resulted from the economic impact of the COVID-19 outbreak, dilution may increase significantly from the rate implied by our average “burn rate.” Nonetheless, we believe that it is important that meaningful equity-based long-term incentives remain a significant element of our compensation program throughout the business cycle of our

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industry. We may also increase cash compensation during such periods relative to our historical practices to limit the amount of dilution from equity awards.

The table below shows information as of February 28, 2021, with regard to all of our share-settled equity plans:

Total Stock Options Outstanding	4,327,526
Total Restricted Share Awards/Units Outstanding	14,343,466
Total Performance Share Awards/Units Outstanding	6,586,396
Total Common Shares Outstanding	615,996,717
Weighted-Average Exercise Price of Stock Options Outstanding	$11.43
Weighted-Average Remaining Duration of Stock Options Outstanding	6.54 years
Total Shares Available for Grant Under the 2015 LTIP	7,849,025

DESCRIPTION OF THE 2015 LTIP

The Company believes that the 2015 LTIP incorporates state-of-the-art governance best practices, and a summary description of the material features of the 2015 LTIP is set forth below.

The 2015 LTIP plan document is attached to this proxy statement as Appendix B and is incorporated by reference into this proposal. As further described below, the 2015 LTIP will be amended to provide for an increase of 23,000,000 shares available for issuance as long-term incentive awards.

Highlights of the 2015 LTIP include:

■   Fungible share pool. The 2015 LTIP uses a fungible share pool under which each share issued pursuant to a restricted share award or restricted share unit (including performance awards) will reduce the number of shares available under the 2015 LTIP by 1.68 shares, and each share issued pursuant to awards other than restricted share awards and restricted share units will reduce the number of shares available by 1.0 share.

■   No liberal share counting. The 2015 LTIP prohibits the reuse of shares withheld or delivered to satisfy the exercise price of, or to satisfy tax withholding requirements for any awards under the 2015 LTIP. The 2015 LTIP also prohibits “net share counting” upon the exercise of options or stock appreciation rights (or SARs) and the use of shares reacquired in the open market or otherwise using cash proceeds from the exercise of stock options.

■   No repricing or reloading of stock options or SARs; no cash outs. The 2015 LTIP prohibits the direct or indirect repricing of stock options or SARs without shareholder approval and also prohibits the repurchase by the Company of outstanding stock options or SARs with an exercise price higher than the current fair market value.

■   Clawback. All equity awards allow for the cancellation of outstanding awards for actions that are inconsistent with our Code of Integrity.

■   No discounted stock options or SARs. All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying shares on the date of grant.

■   Definition of change of control. The 2015 LTIP defines “change of control” in a manner such that a change of control would not be deemed to occur until the actual consummation of the event that results in the change of control.

■   No automatic vesting on a change of control. The terms of the 2015 LTIP do not provide for automatic single-trigger vesting upon the occurrence of a change of control. The 2015 LTIP was further

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AGENDA ITEM 12

amended in 2020 to remove broad Compensation Committee discretion to treat a change of control as a specific vesting event.

■   Minimum vesting. All awards shall have a minimum vesting period or restriction period of one year from grant date; provided, however, that awards with respect to up to five percent (5%) of the shares available for awards may be issued without regard to this limitation.

■   No dividends or dividend equivalents on options, SARs or unvested awards. The terms of the 2015 LTIP do not permit dividends or dividend equivalents to be made a part of an award of stock options or SARs and do not permit payment of dividends or dividend equivalents with respect to any awards that are unvested.

■   No dividend or dividend equivalents on unvested restricted shares, restricted share units or performance units. The terms of the 2015 LTIP, as amended in 2020, clarified that no dividends shall be paid with respect to unvested restricted shares and no dividend equivalents shall be paid with respect to unvested restricted share units or performance unit awards.

■   Administered by an independent committee. The Compensation Committee, which is made up entirely of independent directors, has ultimate administration authority for the 2015 LTIP.

Shares Available for Award and Share Counting

When originally adopted, the 2015 LTIP reserved a total of 19,500,000 shares for awards, plus the remaining shares from a prior long-term incentive plan that had not been granted. In 2018 and 2020, amendments to the plan were approved for additional reserves in the aggregate amount of 12,000,000 and 30,000,000 shares, respectively. Subject to shareholders’ approval of the proposed amendment to the 2015 LTIP, an additional 23,000,000 shares will be reserved for awards under the 2015 LTIP.

Awards under the 2015 LTIP will reduce the shares available for grant under the 2015 LTIP as follows: each share issued pursuant to a restricted share award or restricted share unit will reduce the number of shares available under the 2015 LTIP by 1.68 shares, and each share issued pursuant to awards other than restricted share awards and restricted share units will reduce the number of shares available by 1.0 share.

Any of the authorized shares may be used for any of the types of awards described in the 2015 LTIP. Shares related to performance awards that are payable solely in cash, which include performance share units to be awarded under the 2015 LTIP, will not be counted against the aggregate number of shares available under the 2015 LTIP. The aggregate fair market value of awards of options and SARs that may be granted to any employee in any calendar year each may not exceed $10,000,000 taking into account the grant date value of the shares subject to such awards without regard to the exercise price associated with such awards. No employee may be granted restricted shares, restricted share units or other share-based awards with an aggregate fair market value in excess of $10,000,000, taking into account the grant date value of the shares subject to such awards. In addition, the maximum amount that may be granted to an employee pursuant to awards that may be settled in cash in any calendar year may not exceed grant date value of $5,000,000. The maximum award value that may be granted to a non-employee director in any calendar year may not exceed $1,000,000.

If any shares subject to an award under the 2015 LTIP are forfeited, expire, are settled for cash or otherwise cancelled, then, in each case, the shares subject to the award may be used again for awards under the 2015 LTIP to the extent of the forfeiture, expiration, cash settlement or cancellation. The shares will be added back as (a) 1.68 shares for every share if the shares were subject to restricted share awards, restricted share units or performance units granted and (b) as 1.0 share for every share if the shares were subject to awards other than restricted share awards, restricted share units or performance unit granted.

The following shares will not be added to the shares authorized for grant as described above:

(i)	shares tendered by the participant or withheld by us in payment of the purchase price of an option;

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(ii)	shares tendered by the participant or withheld by us to satisfy any tax withholding obligation with respect to an award;
(iii)	shares that are not issued due to net settlement of an award; and
(iv)	shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.

The 2015 LTIP provides for appropriate adjustments in the event of a merger, demerger, consolidation, recapitalization, stock split, combination of shares, plan of exchange, share dividend or similar transaction involving the Company.

Administration

The Compensation Committee of the Board has overall authority to administer the 2015 LTIP. The Board may designate another committee or committees to administer the 2015 LTIP.

Eligible Participants

Employees, Executive Officers and non-employee directors are eligible to participate in the 2015 LTIP.

Types of Awards

The 2015 LTIP authorizes the issuance of the following types of awards:

■    Nonqualified and Incentive Stock Options. Nonqualified stock options and incentive stock options may be granted under the 2015 LTIP. The exercise price of options may not be less than the fair market value of our shares on the date of grant and no option may be exercised after the expiration of ten years from the date of grant. The fair market value of our shares is determined by reference to the reported closing price on the NYSE. An option may be exercised only to the extent that the option is vested in accordance with a schedule determined by the Compensation Committee in its sole discretion.

■    Stock appreciation rights or SARs. SARs may be granted to participants under the 2015 LTIP. The exercise price of a SAR may not be less than the fair market value of our shares on the date of grant and no SAR may be exercised after the expiration of ten years from the date of grant. The payment of the appreciation associated with the exercise of a SAR will be made by the Company in shares of our common stock or in cash as determined by the Compensation Committee. A SAR may be exercised only to the extent that the SAR is vested in accordance with a schedule determined by the Compensation Committee in its sole discretion.

■    Restricted share awards and restricted share units. Restricted share awards and restricted share units, or RSUs, may be granted under the 2015 LTIP. Restricted share awards and RSUs granted under the 2015 LTIP will vest in accordance with a schedule or achievement of certain performance or other criteria as determined by the Compensation Committee. Upon termination of service or employment prior to vesting, the restricted shares or RSUs will be forfeited, unless otherwise determined by the Compensation Committee. The Compensation Committee has the discretion to grant a holder of restricted shares the right to vote such shares and to receive dividends, provided that no dividends may be paid with respect to unvested restricted shares. RSUs do not entitle a holder to any of the rights of a shareholder with respect to the shares; however, the Compensation Committee has the discretion to grant dividends or dividend equivalents with respect to the RSUs provided that no dividends or dividend equivalents may be paid with respect to an RSU that has not vested.

■    Performance awards. Performance awards may be granted under the 2015 LTIP. Performance awards issued under the 2015 LTIP will become payable in accordance with the achievement of certain performance or other criteria as determined by the Compensation Committee, provided that a performance period may be no less than one year in duration. Performance measures may be based

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on the achievement of one or more of the following: (1) increased revenue; (2) net income measures (including but not limited to income after capital costs and income before or after taxes); (3) share price measures (including but not limited to growth measures and total shareholder return); price per share; market share; earnings per share (actual or targeted growth); (4) earnings before interest, taxes, depreciation, and amortization (“EBITDA”); (5) economic value added (or an equivalent metric); (6) market value added; (7) debt to equity ratio; (8) cash flow measures (including but not limited to cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities, cash flow value added, cash flow return on market capitalization); (9) return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); (10) operating measures (including operating income, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); (11) expense measures (including but not limited to overhead cost and general and administrative expense cost control and project management); (12) margins; (13) shareholder value; (14) total shareholder return; (15) proceeds from dispositions; (16) total market value and corporate values measures (including ethics compliance, environmental, human resources development and safety); and (17) any other measure as determined by the Compensation Committee.

■    Cash awards. Cash awards may be granted under the 2015 LTIP and may be made subject to a vesting schedule or other performance measures as determined by Compensation Committee.

Minimum Vesting Requirements

All awards shall have a minimum vesting period or restriction period of one year from the grant date; provided, however, that awards with respect to up to five percent (5%) of the shares available for awards may be issued without regard to such limitations.

Prohibitions Related to Stock Options and SARs

Unless the approval of shareholders is obtained first, the 2015 LTIP does not permit (a) repricing of stock options or SARs after the grant date, (b) accepting outstanding stock options or SARs for surrender as consideration for the grant of a new option or SAR with a lower exercise price or for the grant of another award, (c) repurchasing from award recipients any outstanding stock options or SARs that have an exercise price higher than the current fair market value of a share, or (d) granting any stock option or SAR that contains a "reload" feature under which additional stock options, SARs or other awards are granted automatically upon exercise of the original stock option or SAR. The 2015 LTIP also prohibits dividends and dividend equivalents with respect to stock options and SARs.

Treatment of Awards Upon Certain Events

Retirement, Death, or Disability. The Committee may, in its sole discretion, accelerate the vesting of unvested awards or waive, eliminate or make less restrictive the restrictions or provisions governing awards or otherwise amend or modify awards in the case of retirement from employment or service on the Board, death, disability, or any other termination event, except that any modification may not be materially adverse to the award recipient unless the recipient has consented to the modification or the modification relates to a merger, reorganization or similar transaction.

Termination and Agreement

The 2015 LTIP may be terminated or amended by the Board. Shareholder approval is required for any amendment to the 2015 LTIP if (i) such approval is necessary or desirable to qualify or comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply; or (ii) in the opinion of counsel to the Company, shareholder approval is required by any federal or state laws or regulations or the rules of any stock exchange on which the shares may be listed.

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Transferability

Awards are not transferable except by will or by the laws of descent and distribution.

U.S. Federal Income Tax Consequences

Under current federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to restricted shares, performance shares, options and other awards granted under the 2015 LTIP. The discussion is not a complete analysis of all federal income tax consequences and does not cover all specific transactions which may occur.

Absent the filing of a Section 83(b) election with the IRS, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of restricted shares, performance shares or other stock awards. Upon the vesting of an award for which no payment was made by the participant, the participant will recognize ordinary income in an amount equal to the fair market value of the shares on the vesting date. Income recognized upon vesting by a participant who is an employee will be considered compensation subject to withholding at the time the income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. Stock awards provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. A participant's adjusted basis in the shares received through stock awards is equal to any ordinary income related to the award recognized by the participant. If a participant thereafter sells the shares, any amount realized over (under) the adjusted basis of the shares will constitute capital gain (loss) to the participant for U.S. federal income tax purposes. If a participant forfeits an award prior to its vesting, the participant will not recognize any ordinary income as a result of such forfeiture, and no deduction will be provided to the Company.

Upon the grant of restricted shares, the participant may file an election under Section 83(b) of the Internal Revenue Code (the “Code”) to accelerate the recognition of ordinary income to the grant date of the award. Such ordinary income is equal to the fair market value of the shares on the grant date (assuming no payment by the participant for the shares) and is considered compensation subject to withholding for employees.

There are no tax consequences associated with the grant or timely exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for at least one year after exercise and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares equal to the difference between the amount realized on the sale and the exercise price. If the shares are not held for the required period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price, up to the amount of the gain on disposition. Any additional gain realized by the participant upon disposition will be capital gain. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is a preference item for purposes of the alternative minimum tax. An expense deduction by the Company in connection with the exercise of an incentive stock option is not allowed unless the participant recognizes ordinary income.

Generally, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount of the exercise price. Income recognized by a participant who is an employee, upon the exercise of a nonqualified stock option, will be considered compensation subject to withholding at the time the income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. Nonqualified stock options provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The adjusted basis of shares transferred to a participant pursuant to the exercise of a nonqualified stock option is the price paid for the shares plus an amount equal to any income recognized by the participant as a result of the exercise of the option. If a participant thereafter sells shares acquired upon exercise of a nonqualified stock option, any amount realized over (under) the adjusted basis of the shares will constitute capital gain (loss) to the participant for U.S. federal income tax purposes.

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If a participant surrenders shares which the participant already owns as payment for the exercise price of a stock option, the participant will not recognize gain or loss as a result of such surrender. The number of shares received upon exercise of the option equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. The holding period for such shares will include the holding period for the shares surrendered. The remaining shares received will have a basis equal to the amount of income the participant recognizes upon receipt of such shares. The participant's holding period for such shares will commence on the day after such exercise.

Generally, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of a SAR. Upon exercise of a SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount of the exercise price. Income recognized by a participant who is an employee, upon the exercise of a SAR, will be considered compensation subject to withholding at the time the income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. SARs provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The adjusted basis of shares transferred to a participant pursuant to the exercise of a SAR is the price paid for the shares plus an amount equal to any income recognized by the participant as a result of the exercise of the SAR. If a participant thereafter sells shares acquired upon exercise of a SAR, any amount realized over (under) the adjusted basis of the shares will constitute capital gain (loss) to the participant for U.S. federal income tax purposes.

Upon the receipt of a cash award, the participant will recognize ordinary income in an amount equal to the cash received. Income recognized upon the receipt of a cash award by a participant who is an employee will be considered compensation subject to withholding at the time the cash is received and, therefore, the Company must properly withhold the required tax.

Code Section 162(m) limits the annual tax deduction to U.S. $1 million for compensation paid by a publicly held company to its chief executive officer, its chief financial officer, and each of the company’s three other most highly compensated named executive officers. Although the deductibility of compensation is a consideration evaluated by the Compensation Committee, the Compensation Committee believes that the lost deduction on compensation payable in excess of the U.S. $1 million limitation is not material relative to the benefit of being able to attract and retain talented management. We have also awarded compensation that might not be fully tax deductible when such grants were nonetheless in the best interest of the Company and our stockholders. Accordingly, the Compensation Committee will continue to retain the discretion to pay compensation that is subject to the U.S. $1 million deductibility limit.

Code Section 409A generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Code Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant's income. The Company intends to structure awards under the 2015 LTIP in a manner that is designed to be exempt from or comply with Code Section 409A.

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WHY SHOULD YOU VOTE TO APPROVE THE AMENDMENT?

■   We must attract, motivate and retain individuals of high ability. The ability to issue equity is fundamental to our compensation strategy. Our success is dependent, in large part, on our ability to use equity compensation to attract, motivate and retain experienced and highly capable people.

■   We have a disciplined annual share granting practice. Our burn rate has averaged 1.6% over the past three years. For comparison purposes, our average burn rate over the past three and five years are both well below the Institutional Shareholders Services Inc. (“ISS”) cap of 4.03% for Russell 3000 companies in the energy industry.

■   Without equity compensation, we could lose employees or be forced to pay more compensation in cash. If equity compensation is not available, we could face the choice of losing our most valuable employees or using cash-based long- term incentives to compensate employees, which would not be the best use of our liquidity during this difficult market period and could result in a misalignment of the interests of our employees and shareholders.

■   We use equity compensation to align employee and shareholder interests. Equity compensation is a critical means of aligning the interests of our employees with those of our shareholders and provides a strong pay-for-performance link between the compensation provided to executives and the Company’s performance.

■   We grant shares that must be earned by our executives. Over one-half of the value of awards to our named executive officers are subject to achieving a pre-determined level of shareholder returns compared to our industry peer group.

■   We have equity ownership requirements. We apply meaningful ownership requirements to our executives to ensure a significant ownership stake in our Company. This further aligns the interests of our executives with those of our shareholders.

■   The 2015 LTIP incorporates state-of-the-art governance best practices. The 2015 LTIP meets governance best practices standards for employee incentive plans.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 12.

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CORPORATE GOVERNANCE

WE ARE COMMITTED TO UPHOLDING HIGH STANDARDS OF CORPORATE GOVERNANCE AND BUSINESS CONDUCT AND BELIEVE THAT OUR ACTIONS HAVE REFLECTED OUR LONG-STANDING ADHERENCE TO THOSE HIGH STANDARDS.

■   We annually review and, as necessary, update our Corporate Governance Guidelines and our Code of Integrity.

■   We conduct online mandatory training for our employees and officers on our Code of Integrity and other relevant compliance topics.

■   We also require all of our officers and managerial and supervisory employees to certify compliance with our Code of Integrity each year and to proactively report any non-compliance they may discover.

■   Management and the Board of Directors solicit and are responsive to shareholder feedback that informs our governance practices.

The Corporate Governance Committee of the Board of Directors evaluates the Company’s and the Board of Directors’ governance practices and formally reviews, at least annually, all committee charters, with recommendations from the various committees of the Board of Directors, and the Board of Directors’ governance principles. The Corporate Governance Committee receives updates at each meeting regarding new developments in the corporate governance arena. Our Corporate Governance Guidelines and committee charters also require, among other things, that each committee and the Board of Directors annually conduct a self-evaluation of their own performance. The evaluation provides an opportunity for an assessment of each member of the Board of Directors.

Director Share Holding Requirement

Non-Management Director	5x Annual Cash Retainer

President and Chief Executive Officer	6x Base Pay

We have equity ownership guidelines for directors that require each current non-management director to acquire and retain a number of our shares and/or restricted units at least equal in value to an amount five times the director’s annual cash retainer. Each new director is required to acquire and retain such number of shares, and/or restricted units during his or her initial five years as a director. Jeremy D. Thigpen, our President and Chief Executive Officer, is subject to separate officer share ownership guidelines providing for a more stringent requirement of six times his base pay. In connection with such ownership requirement, the Board of Directors currently grants restricted share units to each of our non-management directors. See Compensation Discussion and Analysis for more information about these guidelines.

Restrictions on Pledging, Hedging and Margin Accounts

Pursuant to our Insider Trading Policy, employees, officers and directors are restricted from pledging, hedging or holding shares in a margin account.

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CORPORATE GOVERNANCE

Governance Documents

Our current governance documents may be found on our website at: www.deepwater.com by selecting the Governance page in the Investors section dropdown. Among the information you can find there is the following:

Articles of Association	Organizational Regulations	Corporate Governance Guidelines
Audit Committee Charter	Corporate Governance Committee Charter	Compensation Committee Charter
Finance Committee Charter	Health, Safety, Environment and Sustainability Committee Charter	Our Mission Statement
Our FIRST Shared Values	Code of Integrity	Gender Pay Gap Regulations
Our Modern Slavery and Human Trafficking Statement	Our Tax Principles Statement	Human Rights Policy
Sustainability Report	HSE Policy	Quality Policy

Information contained on our website is not part of this proxy statement.

Sustainability

The success of our business is predicated upon the value we deliver to our customers, our shareholders and our stakeholders. It is equally self-evident that as a business in the energy industry, we must operate with integrity, discipline and an unconditional respect for our people, our communities and our planet. Our Vice President, Human Resources, Sustainability and Communications partners with our other functional leadership to manage and execute our sustainability program, including investments in:

■   Technologies that improve the safety, reliability and efficiency of our assets and to reduce the impact our operations have on the environment.

■   Safety and training programs and tools to protect our people, assets and the environments in which we operate.

■   Recruiting, developing, retaining and motivating the industry’s most talented and diverse workforce.

■   Benefits to support employee health and well-being and financial security.

■   Programs to support the global communities in which we operate.

Importantly, Board oversight of our Sustainability program was formally added to the committee charter of the Health, Safety, and Environment Committee in 2020, and the committee was renamed the Health, Safety, Environment, and Sustainability (HSES) Committee. This committee now receives quarterly updates from management regarding the Company’s sustainability activities and tracks achievement toward annual goals. In February 2021, the Board expanded the sustainability metrics in the 2021 annual cash bonus, as described in our Compensation Discussion and Analysis. The Board and Management continue to monitor our sustainability practices and update policies and procedures, as appropriate, in order to maintain our high standards and achieve organizational goals.

Through continuous engagement with stakeholders, we incorporate feedback and address the material issues that are important to our dynamic industry and global community. Last year, we began taking steps to align our reporting framework to the Sustainability Accounting Standards Board (SASB) standard and intend to continue referencing the Global Reporting Initiative standard. We are keenly focused on projects that enable us to grow our business, reduce our environmental impact, and come into alignment with global initiatives like the Paris Climate Accord.

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For more information on our sustainability efforts, please see our most recent sustainability report on our website by selecting the Sustainability, Health, Safety and Environment page from the “About” tab on deepwater.com and scrolling down to the sustainability report.

Environmental Stewardship

At Transocean, our approach to managing environmental impact is driven by our pursuit of ever-greater operational efficiency, and our continued focus on innovative technology to improve safety and to reduce our carbon footprint. Additionally, we continue to evaluate potential business line extensions in renewables and alternative energy whereby we can leverage our existing assets and core competencies to generate enhanced returns for our shareholders.

Examples of recently implemented innovative technologies that support environmental initiatives include:

■   Digitization of our Operations Procedures. This tool was piloted in 2020 and will be implemented across the fleet in 2021. It supports a higher level of consistent and disciplined execution of operations and builds on our culture of operational excellence, improving safety, reliability and efficiency.

■   Performance Dashboard. Our performance dashboard empowers us to make improvements in real-time, enhancing the safety, reliability and efficiency of our operations. The ability to measure, track, report and share progress enables us to roll out best practices across crews and rigs around the world and directly impact our environmental performance, reducing fuel use and lowering emissions.

■   Smart Equipment Analytics (SEA). Our SEA tool builds on the success of our performance dashboards. By leveraging a network of sensors on our offshore equipment and integrating the data with that from our existing operations and maintenance tools, SEA enables us to monitor and compare equipment health, inferred emissions, energy consumption and power plant performance in real time. With this information, our teams are able to make adjustments to optimize our equipment and how we use it. Tools like SEA give us the insights needed to reduce the intensity of our energy usage and our emissions near-term, and we expect they will drive us toward absolute reductions in the long-term.

Our Workforce and Our Community

Diversity, Equity and Inclusion

Our aim is to recruit, develop, and retain the best workforce in the offshore drilling industry. As a company with an international operational and customer base, we view the diversity of our workforce as a key factor in our success. We endeavor to provide those who work at Transocean with an inclusive, supportive, safe and respectful environment in which they can flourish personally and professionally. In 2020, our workforce consisted of approximately 5,350 employees and contractors, representing 56 nationalities. To fully realize the benefits of a diverse workforce in achieving our safety and operational objectives, especially in the current challenging environment, it is critical that we continue to cultivate a workplace that values the contributions of every employee, and drives a culture of high performance and success.

■   Frontline Leadership Training. Initiatives such as our Frontline Leadership Training reinforce our commitment to a Safe and Respectful Workplace, by equipping our supervisors with the knowledge and skills to extend our definition of safety beyond physical safety to include intellectual and emotional well-being.

■   Nationalization. While the COVID-19 pandemic posed many challenges for our team, it also enabled us to accelerate some initiatives, such as increasing local workforce representation in key markets like Brazil. Our robust training and development programs created a highly competent and qualified local talent pool that was ready to assume leadership positions in our operations there, reducing reliance on expatriates and simplifying logistics.

■   Offshore Development Program. Accustomed to developing talent worldwide, we applied lessons learned for our newly-launched Operational Development Program, which aims to train women and

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those from underrepresented populations across the globe for technical drilling positions. Personnel in such positions – assistant drillers, drillers and drilling superintendents – are key decision makers in the Company, and these roles are foundational for future opportunities with P&L responsibilities.

Safety

Our safety vision is to conduct our operations in an incident-free workplace, all the time, everywhere. Underpinning this vision is our robust company management system, which details the policies and tools employed by our teams to complete their work safely, efficiently and effectively. Remarkably, we achieved our second best safety performance in company history with a TRIR of 0.24 during 2020, despite the COVID-19 pandemic. We largely attribute this success to the diligence of our people and our robust training and safety programs. For more information on our safety performance, please see our Compensation Discussion and Analysis. Examples of our continued investment in the tools and technologies that promote safe operations currently and in the future include the following.

■   COVID-19 Mitigation. As the COVID-19 pandemic began, we relied upon the experience and expertise of our team to quickly implement our business continuity plan and disease prevention protocols in order to mitigate the effects of the disease on our workforce and our operations. Consistent with our FIRST Shared Values, our top priority throughout the pandemic has been the safety of our workforce. Our internal safety and medical teams tracked scientific developments and regularly networked with external experts and industry peers to make regional assessments of the pandemic’s impact. This approach enabled us to tailor our response to the unique needs of our teams in each geography and by work classification. In general, we have trained our workforce on COVID-19 prevention strategies, such as wearing face masks, practicing social distancing and frequent handwashing. Our shore-based teams were transitioned to remote work made possible by a suite of digital conferencing and collaboration tools. Our offshore teams continued our operations, and we employed a series of mitigation measures to reduce the likelihood of the virus reaching our installations, including quarantine requirements, PCR testing offshore and at heliports prior to departure, and new travel procedures. Onboard our rigs, additional procedures were enacted to promote social distancing and mask use. Our teams overcame logistical challenges to move people and equipment around the globe safely and timely, ensuring that we were able to continue delivering excellent service and operations to our customers. We will monitor developments in the pandemic and make adjustments to our operational plans as needed. Transocean supports the use of vaccinations approved by healthcare authorities as a key tool in saving lives and ending the pandemic.

■   HaloGuard℠. In February 2021, we announced the successful deployment of HaloGuard℠, the offshore drilling industry’s first safety system that integrates a wearable locating device with drill floor equipment and machine stoppage controls. This system combines a wearable alarm and a real time location transmitter together with a machine vision system that is designed to track the position of personnel on the drill floor and key drill floor equipment while operating. By enabling machines with the technology to track, sense and, if needed, stop operations, HaloGuard℠ provides an advanced layer of individual protection on the drill floor. We plan to deploy the technology on six additional rigs by the end of 2021.

Training

Our offshore Competency Assurance Management System is accredited by the Offshore Petroleum Industry Training Organization (OPITO) and ensures that every employee and contractor working offshore has a mechanism to gauge the skills and competencies needed to perform the assigned role. Competency Assessment Programs and training requirements are specified on our corporate training matrix, and personnel are regularly trained and assessed to ensure they maintain the knowledge needed to safely and effectively complete their jobs.

Our aim is to address training requirements in an effective and pragmatic manner through a variety of mechanisms, including formal training courses, e-learning, virtual training simulations and supervised on-the-job training modules. To facilitate training during the pandemic, we prioritized the use of virtual and on-demand courses, reducing the need for travel and in-person formats. We also invested in new training simulators at our

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Houston facility, which will enhance continuing crew education on the management of complex drilling scenarios and advanced well control techniques. Our rig teams that are individually performing different functions – station keeping, crane operation and drilling – can practice working together, replicating the environment and complex tasks they perform offshore, but in a no-risk, practice environment. In addition to training, the simulators can also be used to assess the competencies and knowledge of our crews.

Social Responsibility/Community Partnership

We embrace our role as a global corporate citizen, and we aim to positively impact communities where we live and operate. Our investments continue to focus around education, health and well-being and environmental conservation and restoration. During the COVID-19 pandemic, we supported local hospitals with donations of personal protective equipment and continued to provide financial support for our community partner organizations.

Industry Leadership

As an industry leader, we are mindful of our responsibility in influencing and setting the standards that guide best practices. We continue to actively participate on committees and in events sponsored by:

■   American Petroleum Institute

■   Center for Offshore Safety

■   International Association of Drilling Contractors

■   National Ocean Industries Association

■   Oilfield Energy Center

■   Society of Petroleum Engineers

■   Women Offshore

We will continue to monitor our governance and sustainability practices and update policies and procedures, as appropriate, in order to maintain our high standards.

Data Privacy and Information Security

Transocean’s culture of safety extends beyond just the physical well-being and includes a commitment to maintaining the security of both personal and business data. We have established protocols and technology focused on maintaining the privacy of personal information disclosed to us by employees, their families and other sources. We are also committed to maintaining the security and integrity of personal data regarding contractors, directors, shareholders and customers.

In addition, our culture of safety extends to our digital assets. We maintain strong information security, cybersecurity principles and governance support to protect our rigs and the data processed throughout every aspect of our enterprise. Our Audit Committee meets periodically with the Company’s Chief Information Officer and Director of Cybersecurity to review any material cybersecurity matters that may affect the Company. These principles and technologies enhance the resiliency of our operations and protect our business moving forward.

Risk Management

Executive management is responsible for the day-to-day management of the risks we face, while the Board of Directors, as a whole and through its various committees, has responsibility for the oversight of risk management for the Company. Through the Board of Directors’ oversight role and review of management’s active role, the directors seek to ensure that (1) the risk management processes designed and implemented by management (as more particularly described below) are adapted to and integrated with the Company’s corporate strategy, (2) that those processes are functioning as designed, and (3) that steps are taken to foster

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a culture in which each employee understands his or her impact on the assessment and management of risk, his or her responsibility for acting within appropriate limits, and his or her ultimate accountability.

The Company has an enterprise risk management process and framework, which includes an Executive Risk Management Committee and a risk committee working group. The Executive Risk Management Committee is composed of members of senior management, including our Chief Executive Officer and other members of management in key functions and selected divisions of the Company. The duties of the Executive Risk Management Committee include the following:

■   reviewing and approving appropriate changes to the Company’s policies and procedures regarding risk management;

■   identifying and assessing operational, commercial, strategic, financial, information security, cybersecurity, macroeconomic and geopolitical risks facing the Company;

■   identifying risks and taking corrective actions, if appropriate; monitoring key indicators to assess the effectiveness and adequacy of the Company’s risk management activities; and

■   communicating with the Board of Directors at least once a year with respect to risk management.

The Executive Risk Management Committee and/or members of management present a report on risk management activities to the Board of Directors at least annually. The risk committee working group identifies risks facing the Company, makes an assessment of each risk, identifies preventive and mitigating controls and then makes recommendations for improvement opportunities to the Board of Directors or our Chief Executive Officer, as appropriate. Our management and Board of Directors continue to assess and respond to various risks that affect our industry, our company and our employees, including public health issues such as COVID-19 and market fluctuations among commodities.

Compensation and Risk

We regularly assess risks related to our compensation programs, including our executive compensation programs. The Compensation Committee reviews information and solicits input from an independent compensation consultant regarding compensation factors, which could mitigate or encourage excessive risk-taking. In its review in 2020, the Compensation Committee considered the attributes of our programs, including the metrics used to determine incentive awards, the weight of each metric, the timing and processes for setting performance targets and validating results, the performance measurement periods and time horizons, the total mix of pay and the maximum compensation and incentive award payout opportunities. We believe that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse change on the Company.

Independence of Board Members

Our Corporate Governance Guidelines require that at least a majority of the members of the Board of Directors meet the independence standards set by the NYSE. In order to meet the NYSE’s independence standards, a member of the Board of Directors must not have a relationship with the Company that falls within certain objective categories established by the NYSE. In addition, the Board of Directors must then affirmatively determine, with respect to each director and nominee, that he or she did not otherwise have a material relationship with the Company. There is no family relationship between any of our directors.

The Board of Directors has determined that its current members and nominees, with the exception of Jeremy D. Thigpen (the Company’s President and Chief Executive Officer), are independent and meet the applicable independence standards set by the NYSE, the SEC and our guidelines. Additionally, our Compensation, Audit and Corporate Governance Committees are composed solely of directors who meet the applicable NYSE and SEC independence standards for membership on these committees.

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In making its independence determinations, the Board of Directors considered the fact that certain directors, as described below, are or within the past three years have been directors or officers of, or have had relationships with, companies with which we conduct business in the ordinary course.

The Board of Directors also considered the transactions with these companies and believes they were on arm’s-length terms that were reasonable and competitive.

■   Mr. Barker’s son was a Transaction Services strategy consultant at PwC UK, an assurance, advisory and tax services firm that provides services to the Company, but is not the Company’s independent registered public accounting firm. Mr. Barker’s son left PwC in January 2019, and at no time did his son directly or indirectly, provide any services to the Company or any of its affiliates. His son never worked within a division of PwC that provided any services to the Company or any of its affiliates. Moreover, Mr. Barker’s son was not a partner or principal of PwC, but was instead one of more than 250,000 persons employed by PwC worldwide. Further, the Company’s relationship with PwC predates both the Company’s relationship with Mr. Barker and PwC’s relationship with Mr. Barker’s son.

■   Since 2016, Mr. Curado has been a non-executive director of ABB Ltd, from which the Company has purchased rig-related services and equipment.

■   Mr. Curado’s son began working in GE’s corporate audit department in 2017. GE sold its interest in Baker Hughes in 2019 and his son continues to work as a finance manager for Baker Hughes. His son-in-law works as an engineer for Mitsubishi Industries. GE, Baker Hughes and Mitsubishi Industries provide services or products to the Company.

■   Since 2010, Mr. Deaton has served as a non-executive director of Air Products and Chemicals, Inc., from which the Company rented and purchased rig-related products and equipment.

■   From 2007 to 2019, Ms. de Saint Victor was General Counsel and Company Secretary of ABB Ltd. She continued as Company Secretary of ABB Ltd. until March 31, 2020. From 2019 until April 29, 2020, Ms. de Saint Victor served as a director and member of the audit committee of ABB India Limited.

■   Until January 10, 2020, Ms. de Saint Victor’s brother-in-law was managing director and controlled a majority of the voting interests in Groupe Bourbon, from whom the Company purchases offshore supply services.

■   From 2016 to 2018, Mr. Merksamer served as non-executive director of American International Group, Inc., a company that provides insurance-related services to the Company.

■   Upon and following the closing of the Company’s acquisition of Songa Offshore in January 2018, Mr. Mohn became the beneficial owner of 67,740,289 shares, consisting of 31,120,553 shares issued in connection with the acquisition, an additional 2,000,000 shares purchased on the open market on or before March 12, 2018, and 34,619,736 shares that may be issued in the future upon exchange of the 0.5% Exchangeable Senior Bonds of Transocean, Inc. due 2023 (the “0.5% Exchangeable Bonds”) issued in connection with the acquisition. In August 2020, the Company completed a private exchange of $355,611,000 of existing 0.5% Exchangeable Bonds held by Perestroika for $237,933,000 aggregate principal amount of 2.5% Senior Guaranteed Exchangeable Bonds of Transocean, Inc. due 2027 (the “2.5% Exchangeable Bonds”). The 2.5% Exchangeable Bonds are exchangeable into shares at an initial exchange rate of 162.1626 shares per $1,000 principal amount of 2.5% Exchangeable Bonds. As a result, assuming the conversion of the Exchangeable Bonds beneficially owned by Mr. Mohn, he will possess voting rights with respect to approximately 10.40% of the Company’s outstanding shares as of February 27, 2021. The Board of Directors evaluated Mr. Mohn’s overall beneficial ownership of shares and Exchangeable Bonds and concluded that his ownership of shares and Exchangeable Bonds is not a material relationship that would affect his independence or service as a director of the Company, and that he meets the standards for independence adopted by the SEC and the NYSE.

■   Ms. Øvrum served as Executive Vice President of Equinor ASA, Development and Production Brazil until earlier this year when she retired after nearly 40 years with the company. Equinor, whose largest

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shareholder is the Government of Norway with 67% of the shares, is one of our largest customers. Equinor accounted for approximately 27% of our consolidated operating revenue during 2020.

Accordingly, the Board of Directors concluded that the relationships described above have no effect on the independence of these directors. Because of our extensive operations, transactions and director relationships, transactions of this nature are expected to take place in the ordinary course of business in the future.

Board Retirement

Pursuant to our Corporate Governance Guidelines, each member of our Board of Directors must retire from the Board at the annual general meeting following his or her 75th birthday or after he or she has served on the Board of Directors for 15 years, whichever occurs first.

Executive and Director Compensation Process

Our Compensation Committee has established an annual process for reviewing and establishing executive compensation levels. An outside consultant, Pay Governance LLC, retained by the Compensation Committee has provided the Compensation Committee with relevant market data and alternatives to consider in determining appropriate compensation levels for each of our executive officers. Pay Governance has served as the Compensation Committee’s outside consultant since February 2011. Our Chief Executive Officer also assists the Compensation Committee in the process of setting the compensation for other executives. For a more thorough discussion of the roles, responsibilities and process we use for setting executive compensation, see Compensation Discussion and Analysis.

Director compensation is set by the Board of Directors upon a recommendation from the Compensation Committee. Since 2015, director compensation is also subject to shareholder approval at the Company’s annual general meetings. Each calendar year, the Compensation Committee reviews the compensation paid to our directors to be certain that it is competitive in attracting and retaining qualified directors. Pay Governance LLC, has gathered data regarding director compensation at (1) certain similar size companies in the general industry, as well as (2) the same peer group of companies generally utilized in the consideration of executive compensation, as set forth in the Compensation Discussion and Analysis. Based upon its review of the data and its own judgment, the Compensation Committee recommended for consideration by the Board of Directors that the compensation of the Chair of the Board would be better aligned to market with a reduction in total compensation of $100,000. In February 2020, the Board of Directors approved this recommendation by the Compensation Committee.

Process for Communication by Shareholders and Interested Parties with the Board of Directors

The Board of Directors has established a process whereby interested parties may communicate with the Board of Directors and/or with any individual director. Interested parties, including shareholders, may send communications in writing, addressed to the Board of Directors or an individual director, to:

Transocean Ltd. Attention: Corporate Secretary Turmstrasse 30 6312 Steinhausen, Switzerland

The Corporate Secretary will forward these communications, as appropriate, to the addressee depending on the facts and circumstances outlined in the communication. The Board of Directors has directed the Corporate Secretary not to forward certain items, such as: spam, junk mailings, product inquiries, resumes and other forms of job inquiries, surveys and business solicitations. Additionally, the Board of Directors has advised the Corporate Secretary not to forward material that is illegal or threatening, but to make the Board of Directors aware of such material, and may request it be forwarded, retained or destroyed at the Board of Directors’ discretion.

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Policies and Procedures for Approval of Transactions with Related Persons

The Board of Directors has a written policy with respect to related person transactions pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction in which:

(1)   the Company is a participant,

(2)   any related person has a direct or indirect material interest, and

(3)   the amount involved exceeds U.S. $120,000, but excludes any transaction that does not require disclosure under Item 404(a) of Regulation S-K. The Audit Committee, with assistance from the Company’s General Counsel, is responsible for reviewing, approving and/or ratifying any related person transaction.

To identify related person transactions, each year we distribute and require our directors and executive officers to complete questionnaires identifying transactions with us in which the executive officer or director or their immediate family members have an interest. Quarterly, our directors and executive officers must re-affirm in writing that the information previously provided in their questionnaires remains accurate and complete, and provide updates regarding any related person relationships that may have arisen. Our Code of Integrity further requires that an executive officer inform the Company when the executive officer’s private interest interferes or appears to interfere in any way with our interests. In addition, the Board of Directors’ Corporate Governance Guidelines require that a director must immediately inform the Board of Directors or the Chair of the Board of Directors in the event that a director believes he or she has an actual or potential conflict with our interests. Furthermore, under our Organizational Regulations, a director must disclose and abstain from voting with respect to matters that feature unresolved conflicts of interest.

Under our related persons transaction policy, the Audit Committee considers all relevant facts and circumstances available, including the related persons involved, their relationship to the Company, their interest and role in the transaction, the proposed terms of the transaction (including expected aggregate value and value to be derived by the related person), the benefits to the Company, the availability to the Company of alternative means or transactions to obtain like benefits and the terms that would prevail in a similar transaction with an unaffiliated third party. For related person transactions that do not receive prior approval from the Audit Committee, the transactions are submitted to the Audit Committee to consider all relevant facts and circumstances and, based on its conclusions, evaluate all options, including, but not limited to, ratification, amendment or termination of the transaction. Since the beginning of 2020, there were no related person transactions where such policies and procedures were not followed.

Certain Relationships and Related Party Transactions

In connection with our acquisition of Songa Offshore, Mr. Mohn acquired beneficial ownership of U.S. $355,813,000 aggregate principal amount of Transocean Inc.’s 0.5% Exchangeable Senior Bonds due 2023, including exchangeable bonds acquired by Perestroika AS (an entity affiliated with Mr. Mohn) as part of our private exchange offers undertaken to refinance certain of Songa Offshore’s previously outstanding indebtedness. These exchangeable bonds bear interest at an annual rate of 0.5%, payable semiannually, and are exchangeable into shares of Transocean Ltd. at any time at the option of the holder. In connection with our acquisition of Songa Offshore, we also entered into a registration rights agreement with certain affiliates of Asia Research & Capital Management and Perestroika AS, each of whom is one of our significant shareholders. This registration rights agreement provides them with certain customary registration rights over the exchangeable bonds they received as part of our private exchange offers undertaken to refinance certain of Songa Offshore’s previously outstanding indebtedness and, in the case of Perestroika AS, any shares and exchangeable bonds that Perestroika AS received in the acquisition as a former shareholder of Songa Offshore or that it may acquire in the future. In August 2020, we completed a private exchange of U.S. $355,611,000 aggregate principal amount of Transocean Inc.’s 0.5% Exchangeable Bonds owned by Mr. Mohn, including exchangeable bonds owned by Perestroika, for U.S. $213,367,000 million original principal amount of Transocean Inc’s 2.5% Exchangeable Bonds. These exchangeable bonds bear interest at an annual rate of

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2.5%, payable semiannually, and are exchangeable into shares of Transocean Ltd. In connection with the completion of this private exchange, we also entered into an amendment to the existing registration rights agreement with Perestroika to reflect, among other things, that certain of the Company’s shares issuable upon the exchange of the 2.5% Exchangeable Bonds will be subject to registration rights.

Ms. Øvrum served as Executive Vice President of Equinor ASA, Development and Production Brazil until earlier this year when she retired after nearly 40 years with the company. Equinor, whose largest shareholder is the Government of Norway with 67% of the shares, is one of our largest customers. Equinor accounted for approximately 27% of our consolidated operating revenue during 2020.

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BOARD MEETINGS AND COMMITTEES

During 2020, the Board of Directors of Transocean Ltd. held five meetings. The Board of Directors and the committees of the Board of Directors met at least once a quarter and the quarterly meetings generally occurred over a period of two days. Each of our directors attended 100% of the meetings following his or her election, including meetings of committees on which the director served, except for Mr. Mohn, whose attendance at one Board Meeting was excused due to a potential conflict of interest associated with his ownership of debt securities issued by a subsidiary of the Company, as further described in this proxy statement.

The Board of Directors has the following standing committees: Audit, Compensation, Finance, Corporate Governance, and Health, Safety, Environment and Sustainability. As noted above, the charters for these committees may be found on our website at: www.deepwater.com by selecting the Governance page in the Investors section dropdown. In addition, the Board of Directors may from time to time form special committees to consider particular matters that arise. Following the 2021 Annual General Meeting, the Board expects to complete its annual review of committee assignments.

COMMITTEES FOR 2020 AGM to 2021 AGM
DIRECTOR	INDEPENDENT	AUDIT	COMPENSATION	FINANCE	CORPORATE GOVERNANCE	HEALTH, SAFETY, ENVIRONMENT AND SUSTAINABILITY
Glyn A. Barker	✓
Vanessa C.L. Chang	✓
Frederico F. Curado	✓
Chadwick C. Deaton	✓
Vincent J. Intrieri	✓
Samuel J. Merksamer	✓
Frederik W. Mohn	✓
Edward R. Muller	✓
Diane de Saint Victor	✓
Tan Ek Kia	✓
Jeremy D. Thigpen
MEETINGS IN 2020		8	4	5	4	4

Committee Chair	Committee Member	Audit Committee financial expert (SEC and NYSE)	✓	Independent, as determined by the Board of Directors in accordance with applicable rules and regulations

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AUDIT COMMITTEE | Meetings in 2020: 8

MEMBERS

Glyn A. Barker

Vanessa C.L. Chang

Frederik W. Mohn

Edward R. Muller

Diane de Saint Victor

The Board of Directors requires that all members of the Audit Committee meet the financial literacy standard required under the NYSE rules and that at least one member qualifies as having accounting or related financial management expertise under the NYSE rules. In addition, the SEC has adopted rules requiring that we disclose whether or not the Audit Committee has an “audit committee financial expert” as a member. An “audit committee financial expert” is defined as a person who, based on his or her experience, possesses all of the following attributes:

■   An understanding of generally accepted accounting principles and financial statements;

■   The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

■   Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth of complexity of accounting issues that are generally comparable to the breadth and level of complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities;

■   An understanding of internal control over financial reporting; and

■   An understanding of audit committee functions.

The person must have acquired such attributes through one or more of the following:

■   Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

■   Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

■   Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

■   Other relevant experience.

The Board of Directors has reviewed the criteria set by the NYSE and SEC and determined that each of the current members of the Audit Committee is “financially literate” and qualifies as an “audit committee financial expert.” In addition, the Board of Directors has determined that all of the current members of the Audit Committee qualify under NYSE rules as having accounting or related financial management expertise.

Mr. Barker is a chartered accountant, served as an audit partner in an accounting firm and served as the Vice Chair-U.K. of PricewaterhouseCoopers LLP from 2008 to 2011.

Ms. Chang was previously partner in charge of Corporate Finance for KPMG Peat Marwick LLP.

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Mr. Mohn is the sole owner and managing director of Perestroika, a Norwegian investment company, and served previously as a director of Songa Offshore SE, Chair of the Songa Board and as managing director of Frank Mohn AS.

Mr. Muller was previously the Vice Chair of NRG Energy, Inc. and GenOn Energy Inc.’s Chair and Chief Executive Officer.

Ms. de Saint Victor previously served as ABB Ltd.'s Company Secretary, a position she vacated in March 2020, and as ABB Ltd.'s General Counsel and Company Secretary from 2007 to 2019. She previously was a director at Barclays PLC, where she was a member of the audit and reputation committees from 2013 to 2017.

In addition to Ms. Chang’s membership on the Audit Committee, she also serves on the audit committees of Sykes Enterprises, Incorporated, and certain funds advised by the Capital Group of Companies, Inc. and its subsidiaries. In accordance with applicable NYSE rules, the Board of Directors has determined that Ms. Chang’s service on the audit committees of those companies does not impair her ability to effectively serve on the Company’s Audit Committee.

Finally, NYSE rules restrict directors who have relationships with the Company that may interfere with the exercise of their independence from management and the Company from serving on the Audit Committee. We believe that the members of the Audit Committee have no such relationships and are therefore independent for purposes of NYSE rules.

PRIMARY RESPONSIBILITIES

The responsibilities of the Audit Committee include, among others, the following:

■   Recommend the selection, retention and termination of our independent registered public accountants and our auditor pursuant to the Swiss Code of Obligations to the Board of Directors and to our shareholders for their approval at a general meeting of shareholders;

■   Directly responsible for the compensation and oversight of our independent registered public accountants and our auditor pursuant to the Swiss Code of Obligations;

■   Advise as necessary in the selection of the lead audit partner;

■   Monitor the integrity of our financial statements and the independence and performance of our auditors and their lead audit partner and reviews our financial reporting processes;

■   Review and report to the Board of Directors the scope and results of audits by our independent registered public accounting firm, our auditor pursuant to the Swiss Code of Obligations and our internal auditing staff and reviews the audit and other professional services rendered by the accounting firm;

■   Review any material information security or cybersecurity matters that may affect the Company;

■   Review with the accounting firm the adequacy of our system of internal controls; and

■   Review transactions between us and our directors and executive officers for disclosure in the proxy statement, our policies regarding those transactions and compliance with our business ethics and conflict of interest policies.

Additional information can be found in the Audit Committee Report of this proxy statement.

COMPENSATION COMMITTEE | Meetings in 2020: 4

MEMBERS

Tan Ek Kia

Transocean 2021    P-67    Proxy Statement

CORPORATE GOVERNANCE

Glyn A. Barker

Samuel J. Merksamer

The purpose of the Compensation Committee is to assist the Board of Directors in

(1)   developing an appropriate compensation program and benefit package for

(a) members of the Executive Management Team (as defined below),

(b) persons defined as “officers” pursuant to section 16(a) of the Exchange Act, and (c) any other person whose compensation is required to be disclosed by applicable securities laws and regulations (collectively, the “Specified Executives”) and members of the Board of Directors; and

(2)   complying with the Board of Directors’ legal and regulatory requirements as to Board member and Specified Executives compensation in order to facilitate the Company’s ability to attract, retain and motivate qualified individuals in a system that aligns compensation with the Company’s business performance.

PRIMARY RESPONSIBILITIES

The authority and responsibilities of the Compensation Committee include, among others, the following:

■   Annually review and recommend to the Board of Directors for submission to and ratification by the shareholders pursuant to Swiss law and our Articles of Association the maximum aggregate amount of compensation of the Board of Directors and the Executive Management Team for the period between the annual general meeting at which ratification is sought and the next annual general meeting;

■   Annually review and recommend to the Board for submission to and ratification by the shareholders the maximum aggregate amount of compensation of the Specified Executives and each member of the Board for the fiscal year commencing after the annual general meeting at which ratification is sought;

■   Select appropriate peer groups and market reference points against which the Company’s Board of Directors and executive compensation is compared;

■   Annually recommend focus areas for our Chief Executive Officer for approval by members of our Board of Directors who meet our independence and experience requirements;

■   Annually review, with participation of our full Board of Directors, our Chief Executive Officer’s performance in light of our established focus areas;

■   Annually set our Chief Executive Officer’s compensation based, as appropriate, upon his performance evaluation together with competitive data and subject to shareholder ratification requirements pursuant to our Articles of Association and applicable law;

■   Administer our long-term incentive plans, Performance Award and Cash Bonus Plan, Deferred Compensation Plan, and any other compensation plans or arrangements providing for benefits primarily to members of the Board of Directors and executive officers in accordance with goals and objectives established by the Board of Directors, the terms of the plans, and any applicable rules and regulations;

■   Consider and make recommendations to the Board of Directors, with guidance from an outside compensation consultant, concerning the existing Board of Directors and executive compensation programs and changes to such programs;

■   Consider, with guidance from an outside compensation consultant, and approve the material terms of any employment, severance, termination or other similar arrangements (to the extent permitted by applicable law and our Articles of Association) that may be entered into with members of the Board of Directors and Specified Executives; provided, however, that the Compensation Committee shall not recommend and the Board of Directors shall not authorize “single-trigger” change of control agreements for any of our officers or directors;

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CORPORATE GOVERNANCE

■   Assess the risks, with the assistance of external resources as the Compensation Committee deems appropriate, of the Company’s compensation arrangements applicable to members of the Board of Directors and the Specified Executives; and

■   Retain and approve the fees of legal, accounting or other advisors, including any compensation consultant, employed by the Committee to assist it in the evaluation of executive and director compensation.

See Compensation Discussion and Analysis for a discussion of additional responsibilities of the Compensation Committee.

The Compensation Committee may delegate specific responsibilities to one or more individual committee members to the extent permitted by law, NYSE listing standards and the Compensation Committee’s governing documents. The Compensation Committee may delegate all or a portion of its powers and responsibilities with respect to the compensation plans and programs described above and in our Compensation Discussion and Analysis to one or more of our management committees; provided, that the Compensation Committee retains all power and responsibility with respect to awards granted to our Board members and executive officers. The Chief Executive Officer has been delegated authority to grant equity awards under the Company’s long-term incentive plans to new and existing employees of the Company, excluding executive officers and other officers at or above the Senior Vice President level, provided that such awards shall not exceed U.S. $5,000,000 in grant value per calendar year in aggregate and no such individual award shall exceed U.S. $350,000 in grant value.

The Compensation Committee has delegated to a subcommittee composed of its chair and at least one additional committee member the authority to approve interim compensation actions resulting from promotions, competitive realignment, or the hiring of new executive officers (excluding the Chief Executive Officer), including but not limited to establishing annual base salary, annual bonus targets, long-term bonus targets and the grant of equity awards, subject to any required vote of the shareholders. The Compensation Committee has also delegated authority to the Chief Executive Officer to, upon termination of service of an employee of the Company (excluding executive officers and other officers at or above the Senior Vice President level), accelerate vesting of awards granted under the Company’s long-term incentive plans and to extend exercisability of options for a period of up to one year, but not beyond the original exercise period. The Compensation Committee has further delegated authority to the Chief Executive Officer to determine whether an individual is disabled and/or to set applicable criteria for making such determination for purposes of the Company’s long-term incentives plans. The Compensation Committee is notified of compensation actions made by the Chief Executive Officer or the subcommittee at the meeting following the end of each calendar quarter in which such actions are taken.

FINANCE COMMITTEE | Meetings in 2020: 5

MEMBERS

Edward R. Muller

Glyn A. Barker

Vincent J. Intrieri

Samuel J. Merksamer

PRIMARY RESPONSIBILITIES

The responsibilities of the Finance Committee include, among others, the following:

■   Approve our long-term financial policies, insurance programs and investment policies;

■   Make recommendations to the Board of Directors concerning the Company’s dividend policy, securities repurchase actions, the issuance and terms of debt and equity securities and the establishment of bank lines of credit; and

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CORPORATE GOVERNANCE

■   Approve the creation, termination and amendment of certain of our employee benefit programs and periodically review the status of these programs and the performance of the managers of the funded programs.

CORPORATE GOVERNANCE COMMITTEE | Meetings in 2020: 4

MEMBERS

Vincent J. Intrieri

Vanessa C.L. Chang

Frederico F. Curado

PRIMARY RESPONSIBILITIES

The responsibilities of the Corporate Governance Committee include, among others, the following:

■   Make recommendations to the Board of Directors with respect to the nomination of candidates for election to the Board of Directors, how the Board of Directors should function and how the Board of Directors should interact with shareholders and management;

■   Develop and recommend to the Board a set of corporate governance principles applicable to the Company;

■   Coordinate the self-evaluation of the Board of Directors and its committees;

■   Recommend committee structure, operations and reporting to the Board;

■   Review updates from management regarding the Company’s sustainability activities, as they pertain to Board and management diversity; and

■   Review the qualifications of and proposes to the Board of Directors candidates to stand for election at the next general meeting of shareholders.

HEALTH, SAFETY, ENVIRONMENT AND SUSTAINABILITY COMMITTEE | Meetings in 2020: 4

MEMBERS

Frederico F. Curado

Tan Ek Kia

Frederik W. Mohn

Diane de Saint Victor

The Health, Safety, Environment and Sustainability Committee assists the Board of Directors in fulfilling its responsibilities to oversee the Company’s management of risk in the areas of health, safety and the environment.

PRIMARY RESPONSIBILITIES

The responsibilities of the Health, Safety Environment and Sustainability Committee include, among others, the following:

■   Review and discuss with management the status of key environmental, health, safety and sustainability issues;

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CORPORATE GOVERNANCE

■   Regularly evaluate Company policies, practices and performance related to health, safety, environmental and sustainability issues;

■   Provide oversight to the aspects of the Company’s ESG program that pertain to health, safety and the environment; and

■   Guide strategy decisions to promote company goals and compliance with applicable rules and regulations.

Director Compensation Strategy

Directors who are employees of the Company do not receive compensation for Board of Directors’ service. At present, all of the directors except Mr. Thigpen, our President and Chief Executive Officer, are non-employees and receive compensation for their service on the Board of Directors.

We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on the Board of Directors. The Board of Directors believes that any compensation method should be weighted more toward compensation in the form of equity in order to more closely align director compensation with shareholders’ interests.

In 2020, non-employee director target compensation in U.S. dollars included the following fixed components:

COMPENSATION COMPONENT	COMPENSATION (U.S.$)
Annual Retainer—non-employee Chair	275,000
Annual Retainer—non-employee Directors	100,000
Additional Annual Retainer for Committee Chair
Audit Committee	35,000
Compensation Committee	20,000
Corporate Governance Committee, Finance Committee and Health, Safety, Environment and Sustainability Committee	10,000
Grant of Restricted Share Units—non-employee Chair(1)	275,000
Grant of Restricted Share Units—non-employee Directors and Vice Chair(1)	210,000

(1)  Restricted share units are granted to each non-employee director. The restricted share units vest on the date first to occur of (i) the first anniversary of the date of grant or (ii) the annual general meeting next following the date of grant, subject to continued service through the vesting date. Vesting of the restricted share units is not subject to any performance measures.

In addition, we pay or reimburse our directors’ travel and incidental expenses incurred for attending Board of Directors, committee and shareholder meetings and for other Company business-related purposes.

2020 DIRECTOR COMPENSATION

In 2020, each non-employee member of the Board of Directors was eligible to receive the compensation described above; however, in consideration of 2020 economic conditions, and in an effort to align with the reductions to equity compensation for management and employees, the Board of Directors elected to reduce their actual 2020 award of restricted share units by 28% of target.

At the Board of Directors meeting held immediately after the 2020 Annual General Meeting of our shareholders, 98,182 restricted share units were granted to each non-employee director (other than the Chair) and 128,571 restricted share units were granted to the non-employee Chair, in aggregate value equal to U.S. $151,200 and U.S. $198,000, respectively, based upon approximately 110% of the FMV on the date of grant (U.S. $1.54 per share).

Each non-employee director is required to acquire and retain a number of our shares and/or restricted share units at least equal in value to an amount five times the annual director retainer. Each non-employee director’s

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CORPORATE GOVERNANCE

vested restricted share units generally are not settled until the non-employee director’s service with the Company ends.

The following summarizes the compensation of our non-employee directors for 2020.

NAME	FEES EARNED OR PAID IN CASH (U.S.$)	STOCK AWARDS(1) (U.S.$)	ALL OTHER COMPENSATION (U.S.$)	TOTAL (U.S.$)
Glyn A. Barker	135,000	136,473	—	271,473
Vanessa C. L. Chang	100,000	136,473	—	236,473
Frederico F. Curado	110,000	136,473	—	246,473
Chadwick C. Deaton	292,445	178,714	—	471,159
Vincent J. Intrieri	110,000	136,473	—	246,473
Samuel J. Merksamer	100,000	136,473	—	236,473
Frederik Mohn	100,000	136,473	—	236,473
Edward R. Muller	110,000	136,473	—	246,473
Diane de Saint Victor	65,110	136,473		201,583
Tan Ek Kia	120,000	136,473	—	256,473

(1)   This represents the aggregate grant-date fair value under accounting standards for recognition of share-based compensation expense for restricted share units granted to our directors in 2020, computed in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions with respect to these awards, please see Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Transocean 2021    P-72    Proxy Statement

AUDIT COMMITTEE REPORT

The Audit Committee, consisting of five independent directors, operates under the Audit Committee Charter as adopted by the Board, in overseeing:

■   The integrity of the financial reporting process resulting in the Company’s financial statements;

■   Compliance with legal and regulatory requirements;

■   The independence, qualifications and performance of the Company’s independent registered accountants, Ernst & Young LLP (“EY”); and

■   The performance of the internal audit function.

The Committee complied in 2020 with all of the requirements described in its Charter, which is available on the Governance page of the Company’s website: www.deepwater.com.

The Board has determined that all the members of the Committee are independent, in accordance with the SEC definition, are financially literate and qualify as Audit Committee Financial Experts, as defined by SEC rules.

Management is responsible for the Company’s disclosure controls and procedures, internal controls and the financial reporting process, including the integrity and objectivity of the financial statements. The Committee:

■   Reviewed the Company’s financial statements and financial reporting processes, including internal controls over financial reporting;

■   Reviewed and discussed with EY and management the Company’s audited financial statements included in the Annual Report;

■   Discussed various matters with EY, including matters required by the Public Company Accounting Oversight Board’s (“PCAOB”) “Communications with Audit Committees”;

■   Reviewed and discussed with EY its report on internal control over financial reporting;

■   Oversaw the Company’s internal audit function, including the performance of the Chief Audit Executive, internal audit plan, budget, resources and staffing;

■   Oversaw the Company’s Legal, Compliance and Ethics program, including helpline calls and investigations, and employee code of integrity; and

■   Recommended to the Company’s Board of Directors that the Company’s audited financial statements for the year ended December 31, 2020, be included in the annual report on Form 10-K filing with the SEC.

The Committee is responsible for the appointment, compensation and oversight of the independent registered accountant in accordance with SEC, PCAOB and the Swiss Code of Obligations. The Committee considered several factors in determining whether to reappoint EY as the Company’s independent registered accountant, such as:

■   Qualifications including industry expertise, knowledge of the Company’s processes, and experience of the audit team;

■   Performance including quality of communication, professional skepticism;

■   Independence;

■   Length of service, which began in 1999;

■   Results from PCAOB inspections; and

■   EY’s internal quality control and tone at the top.

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AUDIT COMMITTEE REPORT

The Committee approves annually the scope, plans and fees for the annual audit, taking into consideration several factors including a breakdown of the services to be provided, proposed staffing, changes in the Company and industry from the prior year. The fee approval process balances the audit scope and hours required for a high-quality audit and driving efficiencies from both the Company and EY while compensating EY fairly. The Audit Committee pre-approved all audit related and non-audit related services.

Agendas for Audit Committee meetings are developed with input from the Committee, management, the Chief Audit Executive and EY. The Committee met eight times in 2020 with regular executive sessions with EY and management, including the Chief Audit Executive.

MEMBERS OF THE AUDIT COMMITTEE

Glyn A. Barker, Chair Vanessa C.L. Chang Frederik W. Mohn Edward R. Muller Diane de Saint Victor

Transocean 2021    P-74    Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Listed below are the only persons who, to the knowledge of the Company, may be deemed to be beneficial owners, as of March 29, 2021, of more than 5% of the Company’s shares.

NAME AND ADDRESS OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	PERCENT OF CLASS(1)
Perestroika AS, Perestroika (Cyprus) Ltd.(2) Statminister Michelsensvei 38 5320 Paradis, Norway Frederik W. Mohn(2) Statminister Michelsensvei 38 5320 Paradis, Norway	67,740,354	10.97%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	55,618,830	9.01%
PRIMECAP Management Co.(4) 177 E. Colorado Blvd. 11th Floor Pasadena, CA 91105	48,543,106	7.86%
BlackRock, Inc.(5) 55 East 52nd Street New York, NY 10055	43,406,217	7.03%

(1)    The percentage indicated is based upon 617,288,705 Company shares deemed to be outstanding as of March 29, 2021, which exclude treasury shares held by the Company or our subsidiaries as of such date or issued into treasury thereafter.

(2)    The number of shares and associated percent of class is based on the Schedule 13D filed with the SEC on February 5, 2018, as amended on August 18, 2020, by Mr. Frederik W. Mohn, Perestroika (Cyprus) Ltd. and Perestroika AS. According to the filing, Mr. Mohn has sole voting power and sole dispositive power with regard to 43,856 shares (which consists of (a) 22,148 shares and 18,000 shares issuable upon the exchange of U.S. $185,000 aggregate principal amount of 0.5% Exchangeable Bonds due 2023, in each case individually owned by Mr. Mohn, and (b) 2,054 shares and 1,654 shares issuable upon the exchange of U.S. $17,000 aggregate principal amount of 0.5% Exchangeable Bonds due 2023, in each case owned by Mr. Mohn’s spouse), and shared voting power and shared dispositive power with the Perestroika entities with regard to 67,696,498 shares (which consists of 33,096,351 shares and 34,600,147 shares issuable upon the exchange of U.S. $213,367,000 aggregate principal amount of 2.5% Exchangeable Bonds due 2027, in each case held directly by Perestroika (Cyprus) Ltd., a wholly owned subsidiary of Perestroika AS.

(3)    The number of shares is based on the Schedule 13G/A filed with the SEC on February 10, 2021, by The Vanguard Group. According to the filing, The Vanguard Group has shared voting power with regard to 569,144 shares, sole dispositive power with regard to 54,594,801 shares and shared dispositive power with regard to 1,024,029 shares.

(4)    The number of shares is based on the Schedule 13G/A filed with the SEC on February 12, 2021, by PRIMECAP Management Company. According to the filing, PRIMECAP has sole voting power with regard to 46,200,710 shares, and sole dispositive power with regard to 48,543,106 shares.

(5)    The number of shares is based on the Schedule 13G/A filed with the SEC on February 1, 2021, by BlackRock, Inc. According to the filing, BlackRock, Inc. has sole voting power with regard to 42,318,083 shares, and sole dispositive power with regard to 43,406,217 shares.

Transocean 2021    P-75    Proxy Statement

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows how many shares each of our directors and nominees, each of the Named Executive Officers included in the summary compensation section below and all directors and executive officers as a group beneficially owned as of March 29, 2021.

NAME	SHARES OWNED(1)	SHARES SUBJECT TO RIGHT TO ACQUIRE BENEFICIAL OWNERSHIP(2)	TOTAL SHARES BENEFICIALLY OWNED(3)	PERCENT OF CLASS(3)
Jeremy D. Thigpen	1,109,955	1,432,224	2,542,179	*
Mark L. Mey	497,086	570,300	1,067,386	*
Keelan I. Adamson	221,083	361,132	582,215	*
Howard E. Davis	287,801	449,589	737,390	*
Brady K. Long	269,036	408,312	677,348	*
Glyn A. Barker	11,748	200,521	212,269	*
Vanessa C.L. Chang	36,900	206,263	243,163	*
Frederico F. Curado	0	200,521	200,521	*
Chadwick C. Deaton	61,000	250,991	311,991	*
Vincent J. Intrieri	20,000	195,761	215,761	*
Samuel J. Merksamer	0	206,497	206,497	*
Frederik W. Mohn(4)	33,096,351	34,760,309	67,856,660	10.99%
Edward R. Muller	12,687	219,000	231,687	*
Margareth Øvrum	0	0	0
Diane de Saint Victor	0	98,182	98,182	*
Tan Ek Kia	0	210,031	210,031	*
All of directors and executive officers as a group (17 persons)	38,801,150	40,091,716	75,892,866	12.29%

*       Less than 1%.

(1)    The business address of each director and executive officer is c/o Transocean Management Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland. None of the shares beneficially owned by our directors or executive officers are pledged as security.

(2)    Includes shares that may be acquired within 60 days from March 29, 2021, through the exercise of options held by Messrs. Thigpen (1,068,588), Mey (430,041), Adamson (252,041), Davis (337,901), Long (304,416), and all executive officers as a group (2,645,460). Also includes vested share units held and unvested share units that will vest within 60 days from March 29, 2021, by Messrs. Thigpen (363,636), Mey (140,259), Adamson (109,091), Davis (111,688), Long (103,896), Barker (200,521), Curado (200,521), Deaton (250,991), Intrieri (195,761), Merksamer (206,497), Mohn (140,508) Muller (219,000) and Tan (210,031), and Ms. Chang (206,263) and Ms. de Saint Victor (98,182) and all directors and executive officers as a group (2,826,455).

(3)    The percentage indicated is based upon 617,288,705 Company shares deemed to be outstanding as of March 29, 2021, which exclude treasury shares held by the Company or our subsidiaries as of such date or issued into treasury thereafter. As of March 29, 2021, each listed individual (with the exception of Mr. Mohn) and our directors and executive officers as a group (excluding Mr. Mohn) beneficially owned less than 1% of the Company’s outstanding shares.

(4)    The number of shares and associated percent of class is based on the Schedule 13D filed with the SEC on February 5, 2018, as amended on August 18, 2020, by Mr. Frederik W. Mohn, Perestroika (Cyprus) Ltd. and Perestroika AS. According to the filing, Mr. Mohn has sole voting power and sole dispositive power with regard to 43,856 shares (which consists of (a) 22,148 shares and 18,000 shares issuable upon the exchange of U.S. $185,000 aggregate principal amount of 0.5% Exchangeable Bonds due 2023, in each case individually owned by Mr. Mohn, and (b) 2,054 shares and 1,654 shares issuable upon the exchange of U.S. $17,000 aggregate principal amount of 0.5% Exchangeable Bonds due 2023, in each case owned by Mr. Mohn’s spouse), and shared voting power and shared dispositive power with the Perestroika entities with regard to 67,696,498 shares (which consists of 33,096,351 shares and 34,600,147 shares issuable upon the exchange of U.S. $213,367,000 aggregate principal amount of 2.5% Exchangeable Bonds due 2027, in each case held directly by Perestroika (Cyprus) Ltd., a wholly owned subsidiary of Perestroika AS. The total shares beneficially owned by Mr. Mohn includes 140,508 restricted share units he has the right to receive based upon his service as a director of Transocean Ltd.

Transocean 2021    P-76    Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

CONTENTS

P-77	EXECUTIVE SUMMARY
P-78	2020 COMPENSATION PROGRAM OVERVIEW
P-81	COMPENSATION PHILOSOPHY, STRATEGY AND DESIGN
P-82	EXECUTIVE COMPENSATION SETTING
P-84	EXECUTIVE COMPENSATION COMPONENTS
P-96	EXECUTIVE COMPENSATION GOVERNANCE, POLICY AND PRACTICE
P-99	TAX IMPACT ON COMPENSATION

This Compensation Discussion and Analysis provides an overview and analysis of Transocean’s executive compensation programs and policies, material compensation decisions for 2020, and the key factors we considered in making those decisions. It includes specific information about the compensation paid, earned or granted to the following persons who constitute our Named Executive Officers for 2020:

JEREMY D. THIGPEN President and Chief Executive Officer	MARK L. MEY Executive Vice President and Chief Financial Officer	KEELAN I. ADAMSON Executive Vice President and Chief Operations Officer
HOWARD E. DAVIS Executive Vice President and Chief Administrative and Information Officer	BRADY K. LONG Executive Vice President and General Counsel

For purposes of this Compensation Discussion and Analysis, the term “Executive Officer” is as defined by Rule 3b-7 of the Exchange Act, and the term “Executive Management Team” refers to designations made by the Board of Directors under Swiss law and the Company’s organizational documents with respect to Messrs. Thigpen, Mey and Adamson.

Executive Summary

Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. We specialize in technically demanding sectors of the global offshore drilling business with a particular focus on ultra-deepwater and harsh environment drilling services, and we operate one of the most versatile offshore drilling fleets in the world.

Our executive compensation program reflects a strong commitment to best practices in compensation governance. Among other attributes, our program is designed to:

■   strongly align pay with Company performance and shareholder experience;

■   retain and motivate our executives to achieve important business objectives, and

■   reward our executives for delivering superior financial, safety and operational performance.

2020: A YEAR OF UNPRECEDENTED CHALLENGES

We entered 2020 with cautious optimism about prospects for an offshore drilling recovery due to the robust demand for our services and supportive oil prices that persisted through January. However, the outlook changed soon thereafter due to production disputes between major oil producing countries, weakening commodity pricing and then deteriorated further, following the onset of the COVID-19 pandemic. As COVID-19

Transocean 2021    P-77    Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

continued to spread, the world entered into lockdown to contain its impacts. As a result, demand for hydrocarbons declined, causing oil prices to fall to historic lows, offshore drilling contracts to be canceled, and forecasted offshore projects to be delayed. By the end of 2020, most of our offshore drilling peers had filed for bankruptcy protection.

COVID-19 forced our organization to adapt at every level and resulted in changes to how (and when) we delivered our 2020 executive compensation programs.

2020 Compensation Program Overview

In response to the unprecedented challenges of 2020, the Compensation Committee of the Board (“the Committee”) carefully evaluated potential modifications to our compensation program design. We believe we responded (and continue to respond) in ways that preserved shareholder interests and achieved the additional objectives of:

■   preventing long-term incentive (“LTI”) award design from delivering unintended windfalls;

■   preserving equity plan reserves sufficient to deliver subsequent year awards; and

■   maintaining the integrity of the design of the established short-term incentive (“STI”) plan.

The table below identifies the actions we took, largely in response to the challenges 2020 presented, and how each action supported our principal objectives.

Several of these design features are not typical to our compensation program design and were employed in direct response to the unique market

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COMPENSATION DISCUSSION AND ANALYSIS

HOW WE RESPONDED	WHY WE CHOSE THIS APPROACH
We deferred the date of annual LTI awards from the first quarter to the second quarter.	The rapid and historic decline in oil prices and the corresponding impact to our share price did not support the delivery of LTI awards at the previous target.
We reduced the target award value of share-based LTI awards by 40%.

Given the further share price and market deterioration in the second quarter, target award values were not aligned with the shareholders’ experience in 2020. Further, granting LTI awards fully at target would have had the potential to deliver excessive compensation with the subsequent recovery given that shares were granted at a historically depressed stock price.

We applied a premium to the FMV on the date of grant when converting award value to shares granted.

In order to preserve equity plan reserves sufficient to make subsequent year awards, we determined the maximum number of shares that could be granted and calculated the minimum basis price by which award values were converted to shares. This minimum price represented an approximate 10% premium over the grant date FMV, resulting in a further discount to target award values.

We removed stock options from the LTI pay mix and increased the weighting of performance-based awards.

Stock options were removed from the LTI pay mix due to foreseeable challenges of implementing equity-based awards in the unprecedented adverse business environment of 2020. Their value was redistributed between performance-based and time-based awards. This resulted in an increase in the weighting of performance-based awards to 60% of the target award value.

We introduced a performance cash instrument to the LTI award design.

Due to the extreme challenge of setting meaningful LTI awards during the uncertainty caused by the pandemic, a cash-settled performance instrument with an 18-month performance period was established. This award design supported the objectives of motivating superior performance alleviating the pressure on equity plan reserves and preventing an unintended compensation windfall by capping the absolute potential value of the award.

We limited the maximum potential achievement of cash based LTI awards to 150% of target value.

We believed that a reduction to the maximum potential payout from 200% to 150% of target aligned to the reduction in the length of the performance period. In addition, a cap on the maximum cash payout allowed us to manage the impact to liquidity, which is critical to our business operations.

We introduced an additional relative performance measure to the LTI award design.

Performance cash awards subject to EBITDA Margin performance relative to a peer group of offshore drillers were introduced to supplement performance units subject to Total Shareholder Return (“TSR”) relative to a peer group of oilfield service companies. This allowed us to motivate the achievement of business results through a performance metric tied to value creation.

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COMPENSATION DISCUSSION AND ANALYSIS

We maintained the STI design (measures and targets) as originally established for 2020 and did not change metrics or targets as a result of COVID-19.

We gave support to business continuity and motivated our executives to achieve critical business objectives and increase shareholder value, maintaining the Performance Award and Cash Bonus Plan (the “Bonus Plan”) performance measures and targets as originally established.

Further, the Company continued to reinforce the alignment between pay and performance and compensation award levels, and maintained the following executive compensation program design components:

■   a continued freeze on base salaries for all Named Executive Officers for the fifth consecutive year;

■   limitations on the earning of TSR performance shares such that payouts can never exceed target in the event absolute TSR performance is less than -15%, regardless of relative performance;

■   a clawback policy that applies to both cash and equity incentive compensation, and allows for the cancellation of outstanding incentive compensation awards for actions that are inconsistent with our Code of Integrity; and

■   the elimination of any and all executive perquisites.

The Committee evaluates our compensation program design annually, and in February 2021, the Committee determined that some of the extraordinary features necessary to the 2020 program design were no longer warranted. As a result, the Committee approved the return to granting LTI awards in the first quarter, the restoration of full three-year performance periods for all performance-based awards, and the removal of cash-settled performance instruments.

WE BELIEVE THESE COMPENSATION ACTIONS REFLECT OUR CONTINUED FOCUS ON GOOD GOVERNANCE, WHILE MAINTAINING PRUDENTLY DESIGNED, COMPETITIVE COMPENSATION PACKAGES.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy, Strategy and Design

We feel strongly that our executive compensation program includes a range of features that align the interests of our senior management with those of our shareholders and excludes features that may result in misalignment.

Important features of our executive compensation programs and practices are provided in the following table:

WHAT WE DO	WHAT WE DON’T DO

✓    Conduct an annual review of our compensation strategy, including a review of our compensation-related risk profile

✓    Mandate meaningful share ownership requirements for our executives

✓    Maintain a clawback policy that allows for the forfeiture, recovery or adjustment of incentive compensation (cash and equity) in cases of financial restatement or violations of our Code of Integrity

✓    Base annual and long-term incentive payments on quantitative, formulaic metrics

✓    Maintain compensation plans that are weighted significantly toward variable pay to align our executive compensation with long-term shareholder interests

✓    Link long-term incentive compensation to relative performance metrics to motivate strong performance

✓    Deliver at least 50% of long-term incentives in performance-based awards

✓    Retain an independent consultant who is retained by and reports only to our Compensation Committee (not management)

✓    Maintain double trigger change-in-control provisions

✕   Allow our executives to hedge, sell short or hold derivative instruments tied to our shares (other than derivative instruments issued by us)

✕   Allow our executives or directors to pledge Company shares

✕   Have pre-arranged individual severance agreements or special change-in-control compensation agreements with any Executive Officers; however, to the extent permitted under Swiss law, our executives are eligible for severance and change-in-control provisions pursuant to our policies, in exchange for covenants that protect the Company

✕   Provide gross-ups for severance payments

✕   Guarantee salary increases, non-performance based bonuses or unrestricted equity compensation

✕   Provide any payments or reimbursements for tax equalization

✕   Pay dividends or dividend equivalents on performance-based equity that has not vested

✕   Offer executive perquisites

THE PRIMARY GOAL OF OUR COMPENSATION PROGRAM IS TO ALIGN PAY WITH PERFORMANCE.

We accomplish our goal by providing our executives with a competitive compensation package that rewards performance against specific, identified, financial, strategic and operational goals that the Committee believes are critical to the Company’s long-term success and the achievement of sustainable long-term shareholder returns. We believe attracting, retaining and motiving talented management is essential to creating shareholder value throughout the business cycles of our industry.

In administering our executive compensation program, we are guided by the following principal objectives:

■   Aligning annual incentive compensation with financial, operational and strategic objectives; and

■   Rewarding share price appreciation and relative performance through long-term equity incentive awards.

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COMPENSATION DISCUSSION AND ANALYSIS

We deliver the vast majority of executive pay as performance-based, “at-risk” incentive compensation, with a portion allocated to the delivery of shorter-term periodic results, with the bulk weighted toward the delivery of longer-term shareholder value. We believe this approach achieves our objective of aligning pay and performance, without excessive risk-taking.

Executive Compensation Setting

We regularly review our executive compensation program to ensure that we provide the opportunity for each of our Named Executive Officers to receive competitive compensation without providing an incentive for excessive risk-taking. With support of its independent compensation consultant, the Committee annually reviews each individual component of compensation as well as the aggregate compensation that may be paid or awarded to each of our Named Executive Officers and compares them:

■	Externally against compensation awarded and paid to executive officers holding comparable positions at companies with which we compete for executive talent; and
■	Internally against other members of the executive team to ensure internal equity, taking into account individual performance, skills, and experience.

We assess our compensation programs with the aim of positioning elements of compensation at approximately the market median of the compensation of executives in our industry sector and among companies in other industries of comparable size, international scope, and organizational complexity. We also seek to provide a direct link between pay and the enhancement of shareholder value.

The Committee employs two peer groups for the purpose of evaluating executive compensation. The “Compensation Peer Group” is used to assess the competitiveness of the compensation of our Named Executive Officers, and “Performance Peer Groups” are used to evaluate the relative performance of the Company.

COMPENSATION PEER GROUP

We compete for executive talent across many different sectors around the world. However, our primary competitive market generally includes other companies in the energy industry (oil and gas companies, offshore drilling companies and other energy services companies). In making compensation decisions for the Named Executive Officers, the total direct compensation and each underlying element of such total direct compensation are compared against published and publicly available compensation data.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Peer Group for 2020 was composed of the following companies:

■	Apache Corporation	■	Marathon Oil Corporation	■	Noble Energy, Inc.
■	Chesapeake Energy Corporation	■	McDermott International	■	Petrofac Limited
■	Diamond Offshore Drilling, Inc.	■	Murphy Oil Corporation	■	TechnipFMC plc
■	Encana Corporation	■	Nabors Industries Ltd.	■	Valaris plc
■	Helmerich & Payne, Inc.	■	National Oilwell Varco, Inc.	■	Weatherford International plc
■	Hess Corporation	■	Noble Corporation plc

In addition, we consider the compensation practices of general non-energy industry peers of comparable size and international scope in setting executive compensation levels, and we use general industry data as a secondary market reference to ensure that a comprehensive view of the market is considered. These non-energy general industry peers are expected to vary from year-to-year based on changes in the marketplace and the availability of published survey data for companies that meet the defined size, international scope and organizational structure criteria.

Our target market position is determined based on the data believed to be most relevant for a given position. For example, the Compensation Peer Group data are weighted more heavily for positions in Operations and Marketing, whereas general industry data are also considered for executives overseeing corporate functions. However, in accordance with our pay-for-performance philosophy, the Compensation Peer Group data is the primary reference for assessing base salary, short-term incentive and long-term incentive compensation levels.

PERFORMANCE PEER GROUPS

While the competition for executive talent spans a broader market, as noted above in the Compensation Peer Group section, our Performance Peer Groups are specific to those companies with expertise in technically demanding oilfield service operations.

In February 2020, the Committee established two peer groups with unique performance measures for inclusion in the 2020 long-term incentive program.

■	TSR Peer Group: This group is used to evaluate the Company’s TSR relative to that of companies considered to be direct business competitors and competitors for investment capital; and
■	EBITDA Margin Peer Group: This group is used to evaluate the Company’s EBITDA Margin relative to that of our direct competitors in offshore drilling.

The 2020 TSR Performance Peer Group consisted of:

■	Aker Solutions	■	Oil States International, Inc.
■	Dril-Quip, Inc.	■	Pacific Drilling SA
■	Forum Energy Technologies, Inc.	■	Saipem S.p.A
■	Maersk Drilling A/S	■	Seadrill Ltd
■	National Oilwell Varco, Inc.	■	Subsea 7 S.A.
■	Noble Corporation plc	■	TechnipFMC plc
■	Oceaneering International, Inc.	■	Valaris plc

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COMPENSATION DISCUSSION AND ANALYSIS

The 2020 EBITDA Margin Performance Peer Group consisted of:

■	Maersk Drilling A/S	■	Seadrill Ltd
■	Noble Corporation plc	■	Valaris plc
■	Pacific Drilling SA

The Committee will continue to assess the composition of the Performance Peer Groups for 2020 and beyond, with a sharp focus on the impact of the industry downturn and resulting consolidation and bankruptcies by most of our offshore drilling peers.

2020 Executive Compensation Components

OUR EXECUTIVE COMPENSATION PROGRAM IS DESIGNED TO MEET THE OBJECTIVES OF OUR “PAY FOR PERFORMANCE” PHILOSOPHY BY LINKING A SIGNIFICANT PORTION OF EACH EXECUTIVE’S COMPENSATION TO COMPANY PERFORMANCE.

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COMPENSATION DISCUSSION AND ANALYSIS

The following table summarizes the purpose and key characteristics of each of the primary components of our executive compensation program.

COMPENSATION ELEMENT	PURPOSE	KEY CHARACTERISTICS

BASE SALARY	Provide a base level of income, targeting the market median for executive talent.	Fixed compensation. Reviewed annually and adjusted as appropriate.

ANNUAL CASH BONUS	Motivate executives to achieve our short-term financial, operational, and employee safety objectives.	Variable compensation. Award potential ranges from 0% to 200% of target based on corporate performance measured against pre-established performance goals.

I. LONG-TERM INCENTIVE – PERFORMANCE UNITS

Align the interests of our executives with those of our shareholders by creating a direct correlation between realized pay and shareholder return performance both relative to peers and on an absolute basis, over a three-year performance period.

Variable compensation.

The number of earned units can range from 0%-200% based on total shareholder return relative to performance of selected peers during a three-year performance period. Payout is capped if predetermined threshold of absolute TSR is not met. “Cliff” vesting at the end of the three-year performance period.

II. LONG-TERM INCENTIVE – PERFORMANCE CASH	Align the interests of our executives with those of our shareholders by creating a direct correlation between realized pay and EBITDA Margin performance relative to direct business competitors.

Variable compensation.

The cash value earned can range from 0%-150% based on EBITDA Margin relative to performance of offshore drilling contractors during an 18-month performance period. “Cliff” vesting at the end of the performance period.

III. LONG-TERM INCENTIVE – RESTRICTED SHARE UNITS	Motivate executives to contribute to long-term increases in shareholder value, build executive ownership and retain executives through ratable, multi-year vesting.	Variable compensation. Long-term award with ratable vesting over three years that provides a direct correlation of realized pay to shareholder value.

OTHER COMPENSATION	Provide benefits that promote employee health and welfare and assist executives in carrying out their duties and increasing productivity.	Indirect compensation elements consisting of health and welfare plans and other broad-based employee benefit plans.

POST-EMPLOYMENT	Retain executives and protect the Company by providing a baseline of short-term compensation in the event an executive’s employment is terminated without cause.

Fixed compensation.

Severance benefits, to the extent permissible under Swiss law, are provided pursuant to the Executive Severance Benefit Policy as consideration for the enforcement of restrictive covenants and are not payable in the event of a termination for cause or a voluntary resignation.

The Committee takes several objectives into consideration when assessing the reasonableness of the total direct compensation of the Named Executive Officers, particularly the compensation of our Chief Executive

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COMPENSATION DISCUSSION AND ANALYSIS

Officer. These objectives include ensuring alignment with our vision and business strategy, creating sustainable long-term shareholder value through the amount and mix of compensation provided, and advancing the core principles of our compensation philosophy and objectives while remaining within our risk tolerance.

BASE SALARY

Our Named Executive Officers receive base salaries constituting a fixed amount of compensation for services rendered during the year. The base salaries of our Named Executive Officers are determined by the Committee upon each officer’s initial hire and reviewed annually, including in the context of promotions or other changes in job responsibilities. As part of its annual review, the Committee reviews each base salary, (i) for purposes of maintaining competitive compensation, relative to executive officers at applicable companies, and (ii) for internal pay equity purposes, relative to other executive officers at the Company.

As part of its base salary review, the Committee considers input from our Chief Executive Officer (except with respect to his own compensation), competitive compensation data from our Compensation Peer Group and other survey data, job responsibilities, individual skills, experience and expected future contributions of each Named Executive Officer. The Committee also considers input from its independent compensation consultant within the framework of the Company’s compensation philosophy and objectives.

In February 2020, the Committee, in consideration of the unprecedented market conditions, and with consultation from its independent compensation consultant, elected to freeze base salaries for our Named Executive Officers. With the exception of Mr. Long, who was promoted to Executive Vice President and General Counsel in 2018, no individuals received a base salary increase while an Executive Officer for the prior five years.

The following base salaries in U.S. dollars were approved by the Committee for the individuals listed below.

EXECUTIVE	2020 BASE SALARY ($U.S.)	INCREASE OVER 2019 (%)
Mr. Thigpen	1,000,000	0%
Mr. Mey	760,000	0%
Mr. Adamson	600,000	0%
Mr. Davis	550,000	0%
Mr. Long	550,000	0%

ANNUAL PERFORMANCE BONUS

Our Performance Award and Cash Bonus Plan (the “Bonus Plan”) is a formulaic, goal-driven plan that provides participants, including the Named Executive Officers, with the opportunity to earn annual cash bonuses based on performance as measured against predetermined performance objectives. Individual target award levels, expressed as percentages of the participants’ base salaries, are established by the Committee at the beginning of the year. The target award opportunities under the Bonus Plan, when combined with base salaries, are intended to position the participants to earn total cash compensation approximating competitive market median levels. Individual awards correlate to Company performance, so the executives achieve above-target awards only when the Company achieves above-target performance. Further, the bonus opportunity is capped at a maximum payout level as noted below.

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COMPENSATION DISCUSSION AND ANALYSIS

Under the Bonus Plan for 2020, the Named Executive Officers had a potential payout range of 0% to 200% of their individual target award opportunities. The 2020 target bonus opportunity for each Named Executive Officer, expressed as a percentage of base salary, was as follows:

EXECUTIVE	BONUS TARGET (%)
Mr. Thigpen	125%
Mr. Mey	85%
Mr. Adamson	75%
Mr. Davis	75%
Mr. Long	75%

2020 ANNUAL BONUS STRUCTURE AND ACHIEVEMENT

The annual cash bonus structure is designed to recognize and motivate strong financial, operational and safety performance. Achievement in these three focus areas provides the Committee with a direct line of sight to annual Company operational and financial results while maintaining a strong focus on personnel, industrial and environmental safety. This structure is designed to focus our executives on those areas where we can differentiate ourselves from our competitors during the industry downturn and be well-positioned to outperform the competition as the market recovers.

The performance measures, relative weightings, and threshold-target-maximum payout ranges were designed with reference to our 2019 actual performance results and our 2020 business plan, as presented to the Committee in early February 2020.

The following tables outline the 2020 bonus performance measures and relative weightings. Each of the measures is defined and discussed in more detail below.

PERFORMANCE MEASURE	2020 WEIGHTING (%)
I. Safety	20%
II. EBITDA	60%
III. Uptime	20%
2020 Bonus Plan Structure	100%

Based on the performance measures described further below and using the pre-determined weightings assigned to each measure by the Committee, the formulaic bonus outcome for each of our Named Executive Officers was 176% of the targeted bonus opportunity under the Bonus Plan for 2020. The components of this total bonus payout under the Bonus Plan for 2020 are as follows:

PERFORMANCE MEASURE	2020 WEIGHTED ACHIEVEMENT (%)
I. Safety	38%
II. EBITDA	102%
III. Uptime	36%
2020 Bonus Plan Achievement	176%

For specific award amounts, see “Executive Compensation—Summary Compensation Table.”

I.  SAFETY PERFORMANCE

OUR BUSINESS INVOLVES NUMEROUS OPERATING HAZARDS, AND WE ARE STRONGLY COMMITTED TO PROTECTING OUR PERSONNEL, OUR PROPERTY AND OUR ENVIRONMENT.

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COMPENSATION DISCUSSION AND ANALYSIS

Our goal is expressed in our safety vision of “an incident-free workplace all the time, everywhere.” Beginning in 2017, the safety component of the bonus structure has focused on Total Recordable Incident Rate (“TRIR”). We establish threshold, target, and maximum levels of TRIR performance for the purposes of assessing any incentive payout from this metric. In addition, the bonus structure provides for a 25% reduction to the TRIR calculated payout for any Tier 1 Operational Integrity event (see definition below). The Committee elected to carry forward this methodology and weighting for 2020.

Developing Our Total Recordable Incident Rate (TRIR) Target

TRIR is a safety performance metric recognized by the U.S. Occupational Safety & Health Administration and is used by companies across an array of industries. We calculate TRIR based upon the guidelines set forth by the industry’s International Association of Drilling Contractors (the “IADC”). The IADC methodology calculates TRIR by taking the aggregate number of occurrences of work-related injuries or illnesses that result in any of the following: death; a physician or licensed health care professional recommending days away from work due to an injury or illness; an employee not being able to perform all routine job functions (but not resulting in days away from work); or any other medical care or treatment beyond minor first aid. The TRIR is the number of such occurrences for every 200,000 hours worked.

The Committee approved a TRIR target for 2020 of 0.31 based on input from the Board’s Health, Safety, Environment and Sustainability (HSES) Committee. This target represents a five-year rolling approach to TRIR goal setting. The methodology takes the average of the prior 5-year actual TRIR results and applies a modifier to ensure the pursuit of continuous improvement. For 2020, a .95 modifier was applied, resulting in a 2020 TRIR target that represents an approximate 10% improvement over the 2019 TRIR target.

In setting the threshold and maximum values, the Committee applied a 25% range above and below target. This range created a threshold, or entry point, of 0.39 and a maximum of 0.23.

TRIR TARGET AND PERFORMANCE RANGE	BONUS PAYOUT (%)
Threshold = 0.39	0%
Target = 0.31	100%
Maximum = 0.23	200%

Further, the Committee recognized the impact of Operational Integrity on process safety performance. Operational Integrity is an internally developed safety measure designed to prevent, or mitigate the impact of, a significant event. We use industry standard definitions of significant events, which include:

■	Fire, explosion, release of a hazardous substance with serious injury or fatality;
■	Other circumstances resulting in serious injuries/fatalities and/or damage to the environment;
■	Major structural damage to Company property; and
■	Uncontrolled release of hazardous fluids.

Consistent with our Bonus Plan design for the previous four years, a Tier 1 Operational Integrity event, as defined in the Company’s Health and Safety Policies and Requirements, is the most serious Operational Integrity event, requiring immediate and potentially significant Company time and resources to rectify.

As noted above, the year-end TRIR payout is reduced by 25% for any Tier 1 Operational Integrity event during the year, regardless of formulaic performance achievement. Furthermore, the Committee evaluates whether to apply discretion in response to unforeseen, extraordinary circumstances in considering overall bonus results.

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COMPENSATION DISCUSSION AND ANALYSIS

Measuring Total Recordable Incident Rate (TRIR) Results

The 2020 formulaic result for TRIR was 0.24, which exceeded target performance and represents the second lowest rate in the history of our company. This resulted in a 188% of target payout for the safety component of the 2020 Bonus Plan, as illustrated below:

II.  FINANCIAL PERFORMANCE

Developing Our EBITDA Target

FOR THE 2020 BONUS PLAN, THE COMMITTEE EVALUATED FINANCIAL MEASURES THAT WOULD MOST CLOSELY ALIGN MANAGEMENT WITH THE COMPANY’S FINANCIAL OBJECTIVES.

The Committee concluded that Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) would be the most appropriate measure, consistent with our metric selection for the performance year ending 2019, based on the following reasons:

■	EBITDA is commonly used by our shareholders to evaluate financial performance in light of current market conditions;
■	EBITDA is commonly used by our peers to evaluate their own financial performance; and
■	While EBITDA is a non-GAAP financial measure, it is objective and reconcilable to the GAAP measures reported in our financial statements.

The Committee weighted EBITDA at 60% of the total 2020 Bonus Plan opportunity.

In establishing the EBITDA target and range, the Committee considered the Company’s 2020 financial plan, as presented by management in early February 2020. Threshold and maximum performance outcomes were then set based on the potential for decreases or increases to financial outcomes tied to dynamic market conditions.

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COMPENSATION DISCUSSION AND ANALYSIS

EBITDA TARGET AND PERFORMANCE RANGE	BONUS PAYOUT (%)
Threshold = $872M	0%
Target = $997M	100%
Maximum = $1,120M	200%

Measuring EBITDA Results

The Company delivered strong EBITDA results for 2020, despite the unprecedented challenges associated with COVID-19. Outstanding operating performance and revenue efficiency for deployed rigs, combined with a strong focus on cost management, resulted in strong EBITDA results relative to target performance and exemplary performance relative to our offshore drilling peers, the majority of whom filed for bankruptcy protection during 2020.

Included in this proxy statement, attached as Appendix A, is a reconciliation of adjusted EBITDA to net income, the most directly comparable GAAP financial measure. The differential between actual adjusted EBITDA and EBITDA performance achievement for the 2020 Bonus Plan is the result of a Committee-approved calculation of EBITDA for an adjustment to exclude the deferred components of a favorable settlement with a customer.

As illustrated, the EBITDA result outperformed our goal, achieving a payout of 171% of target, with an associated weighted payout of 102% of the total target bonus opportunity for each Named Executive Officer.

III.  OPERATIONAL PERFORMANCE

Developing Our Uptime Target

WE HAVE IDENTIFIED UPTIME AS THE OPERATIONAL PERFORMANCE MEASURE THAT BEST ALIGNS WITH THE INTERESTS OF OUR CUSTOMERS AND, ULTIMATELY, OUR SHAREHOLDERS.

Uptime represented 20% of the 2020 total target annual bonus opportunity, reinforcing the importance of maintaining excellence in our rig operations. We believe that Uptime is the best measure of operational efficiency, which is imperative to our customers.

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COMPENSATION DISCUSSION AND ANALYSIS

Although Uptime is a common operational metric in our industry, it has no standard industry definition or reporting structure. As a result, the Company has developed its own definition, in consultation with the Committee, and that definition recognizes the key impediments to Uptime: equipment failures and human performance errors.

Uptime is measured as total operating hours, minus downtime hours, expressed as a percentage of the maximum total operating hours. Operating hours are defined as the number of hours a rig is operating under a contract. Downtime is defined as the number of hours the rig is not engaged in drilling activities, resulting from mechanical failure or human performance error. Using this formula, zero mechanical failures and human performance errors would result in a rig operating at 100% Uptime. Downtime events detract from optimal performance and have a direct negative impact on the customer’s operational plan.

In setting the threshold-target-maximum range for this measure, the mathematical differential of 3% from threshold to maximum is significant considering the total number of operating hours during a calendar year (e.g., approximately 240,000 hours of operation in 2020).

The Committee approved the following Uptime target for 2020:

UPTIME TARGET AND PERFORMANCE RANGE	BONUS PAYOUT (%)
Threshold = 94.5%	0%
Target = 96.0%	100%
Maximum = 97.5%	200%

In setting the Uptime target, the Committee considered the Company’s emerging 2020 outlook featuring a reduced fleet. Further, COVID fatigue concerns escalated as travel and quarantine restrictions resulted in longer hitches and shorter downtime between crew rotations. This ultimately led the Committee to conclude that the risk of equipment failure and human performance errors was elevated for 2020. Despite this incremental risk, the Committee decided to maintain the target from 2019, and approved the 2020 Uptime target at 96.0%

Measuring Uptime Results

THE COMPANY ACHIEVED 97.2% UPTIME PERFORMANCE IN 2020.

Despite the challenges of 2020, we increased target performance by approximately 2,400 hours, or 100 days, of additional operational productivity across the fleet, resulting in greater customer satisfaction and higher earnings. As illustrated, the formulaic performance of Uptime achieved a payout level of 180% of target and an associated weighted payout of 36% of the total target bonus opportunity for each of the Named Executive Officers.

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COMPENSATION DISCUSSION AND ANALYSIS

OVERALL 2020 ANNUAL BONUS ACHIEVEMENT

WE DELIVERED STRONG RESULTS IN UNPRECEDENTED TIMES.

Remarkably, amidst a global pandemic we delivered very strong results against our 2020 Bonus Plan targets. This was accomplished through our employees’ dedication, flexibility, and resilience. More importantly, we were able to deliver these results safely as evidenced by a TRIR rate of 0.24, the second lowest in the history of our company.

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COMPENSATION DISCUSSION AND ANALYSIS

IV.  NEW ESG METRIC FOR ANNUAL PERFORMANCE BONUS

We recognize the importance of sustainability to our business and industry and are committed to identifying and introducing relevant and measurable objectives that reflect our corporate sustainability.

In November 2020, the Committee mandated the inclusion of Sustainability as part of the 2021 Bonus Plan performance objectives. The approved Sustainability objectives are comprised of environmental, social and governance measures, scored quantitatively and qualitatively, and weighted at 20% of the 2021 Bonus Plan design. The specific targets for the ESG measures were set by the HSES Committee in February 2021.

The complete details and the Company’s performance achievement for the 2021 Sustainability component will be included in our proxy statement for the 2022 Annual General Meeting.

LONG-TERM INCENTIVES

THE COMMITTEE ESTABLISHES COMPETITIVE LONG-TERM INCENTIVE (“LTI”) OPPORTUNITIES FOR OUR NAMED EXECUTIVE OFFICERS THAT MOTIVATE THEM TO INCREASE TOTAL SHAREHOLDER RETURN, DRIVE LONG-TERM SUSTAINABLE VALUE AND ALIGN THE INTERESTS OF PARTICIPANTS WITH THOSE OF SHAREHOLDERS.

Recognizing the challenges and constraints of using equity-based incentives under the unprecedented business environment of 2020, the Committee modified the LTI compensation design to reduce the usage of equity-based awards.

To provide an appropriate balance of incentives tied to performance, three types of long-term equity instruments were used in 2020: Performance Units (“PSUs”), Performance Cash (“PCAs”) and Restricted Share Units (“RSUs”). The weighting of each instrument in our LTI program was as follows:

This LTI mix was designed to ensure that a minimum of 50% of total LTI is conveyed through performance-based awards. RSUs were included in the incentive mix to reinforce a direct relationship to the shareholder experience and to promote ownership of Company equity. All three instruments were also designed to be retentive in nature through extended performance and vesting periods.

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COMPENSATION DISCUSSION AND ANALYSIS

The following LTI award values were delivered to our Named Executive Officers in 2020.

EXECUTIVE	2020 LTI TARGET VALUE ($U.S.)	DECREASE FROM 2019 LTI FAIR VALUE (%)
Mr. Thigpen	5,040,000	-27%
Mr. Mey	1,944,000	-27%
Mr. Adamson	1,512,000	-15%
Mr. Davis	1,548,000	-27%
Mr. Long	1,440,000	-27%

PERFORMANCE UNITS (PSU)

The target award value of the 2020 PSU grants to each of the Named Executive Officers was weighted at 30% of each officer’s total 2020 LTI target award value.

Each PSU represents one share and is earned based on performance from April 1, 2020 through December 31, 2022. Performance is determined by comparing the Company’s TSR performance relative to the Company’s TSR Performance Peer Group over the performance cycle.

In further recognition of the importance of shareholder alignment, the Committee capped the earning of PSUs at target if the Company’s absolute TSR during the performance period is less than negative 15%. The Committee set the cap at this level to ensure that management does not benefit disproportionately from shareholder returns that are more than marginally negative.

Actual results at the completion of the performance cycle will be determined based on the Company’s ranking of TSR performance. Payout potential ranges from 0% to 200% of target award value.

Upon completion of the 2020 PSU performance cycle, the Committee will determine final payout levels, if any, and shares will be distributed to the Named Executive Officers, along with a cash payment equal to any dividends or equivalents for earned shares that may have accrued during the performance cycle.

PERFORMANCE CASH AWARD (PCA)

The target award value of the 2020 PCA grants to each of the Named Executive Officers was weighted at 30% of each officer’s total 2020 LTI target award value.

Due to the extreme challenge of setting meaningful equity-based long-term goals while in the midst of a  pandemic, the Committee approved a PCA denominated in dollars with an 18-month performance period ending on December 31, 2021. Performance is determined by comparing the Company’s EBITDA Margin performance relative to the Company’s EBITDA Margin Performance Peer Group over the performance cycle.

Transocean 2021    P-94    Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Actual results at the completion of the performance cycle will be determined based on the Company’s ordinal ranking of EBITDA Margin performance. Payout potential ranges from 0% to 150% of target award value, a lower maximum opportunity than under the PSUs, in consideration of the shorter performance period.

COMPANY RANKING	% OF TARGET PCAs
1st	150%
2nd	125%
3rd	100%
4th	75%
5th	50%
6th	0%

Upon completion of the 2020 PCA performance cycle, the Committee will determine final payout levels, if any, to be distributed to the Named Executive Officers.

RESTRICTED SHARE UNITS (RSU)

The target award value of the 2020 RSU grants to each of the Named Executive Officers was weighted at 40% of each officer’s total 2020 LTI target award value.

Time-vested RSUs were granted to all Named Executive Officers as part of the 2020 annual long-term incentive grants. Each RSU represents one share and the RSUs vest over a three-year schedule (ratably one-third each year), contingent upon continued service.

PSUs EARNED IN 2020

In 2021, the Committee evaluated the Company’s TSR performance relative to the 15-member peer group established for the three-year performance period from January 1, 2018 through December 31, 2020. The Company’s relative ranking was determined to be eighth of fifteen, resulting in PSU performance achievement of 83% of target. The 83% achievement equates to 19% of the target award value of the PSUs granted in 2018.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Employment agreements with our Executive Management Team comply with the Swiss Minder Ordinance, which prohibits the payment of severance benefits to members of the Executive Management Team. Other than the individual compensation terms applicable for each executive, the same basic form of employment agreement was used for Named Executive Officers with agreements.

INDIRECT COMPENSATION

In addition to base salary, annual and long-term incentive compensation, we offer limited indirect compensatory arrangements to our executives. These indirect elements of executive compensation are not performance-based and are offered as part of the overall compensation package to ensure that the package is competitive with other companies with which we compete for talent. Below is a summary of the indirect elements of compensation for our Named Executive Officers.

HEALTH, WELFARE AND RETIREMENT

Our Named Executive Officers are eligible for Company-wide benefits on substantially the same basis as other full-time employees, including savings, pension, medical and life insurance benefits. Our Named Executive Officers also receive a supplemental life insurance benefit equal to four times base salary capped at a maximum of U.S. $4 million. In addition, we make a supplemental non-qualified defined contribution restoration plan available to employees (including the Named Executive Officers) to compensate for benefits that are capped due to U.S. Internal Revenue Service limits on qualified retirement plans.

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COMPENSATION DISCUSSION AND ANALYSIS

PERQUISITES

The Committee eliminated all executive perquisites for our Named Executive Officers, effective January 1, 2017. As a result, none received perquisites in 2020.

POST-EMPLOYMENT COMPENSATION

We believe that the competitive marketplace for executive talent and our desire to retain our Executive Officers require us, subject to compliance with applicable law, to provide our Executive Officers with a severance package. Each of our Executive Officers who are not members of our Executive Management Team is eligible to receive severance benefits in the event we choose to terminate the Executive Officer at our convenience. Subject to the Committee’s approval, the benefits provided in the event of an involuntary termination under the terms of our Executive Severance Benefit Policy include a cash severance benefit limited to 52 weeks of base salary; a pro rata share of the termination year’s award under the Bonus Plan for such executive; treatment of outstanding long-term incentive awards as provided for in the terms and conditions of each award (as more fully described under “Executive Compensation—Potential Payments Upon Termination or Change of Control”); and outplacement services not to exceed 5% of the base salary of the executive.

We also believe that the interests of our shareholders are served by including a double-trigger change-in-control provision in the Bonus Plan and the Long-Term Incentive Plan for Named Executive Officers who would be integral to the success of, and are most likely to be impacted by, a change of control. By requiring two triggering events to occur, we believe that those Executive Officers who remain with us through a change of control will be appropriately focused on the success of the combined enterprise while those who depart because of a change of control will be appropriately compensated. The types of payments that will be made to our executives, along with estimated values as of December 31, 2020, are described under “Executive Compensation-Potential Payments Upon Termination or Change of Control.”

The Committee periodically reviews severance packages offered to the Executive Officers to ensure the benefits are aligned with prevailing market practices. For a Named Executive Officer to receive the benefits described above, the Named Executive Officer must first sign a release of all claims against the Company and enter into a non-competition, non-solicitation, and confidentiality agreement covering our trade secrets and proprietary information.

The Minder Ordinance prohibits certain types of compensation payments to members of the Executive Management Team, including severance payments in any form. Therefore, members of the Executive Management Team are not eligible to participate in the Executive Severance Benefit Policy.

Executive Compensation Governance, Policy and Practice

The Committee is responsible for the executive compensation program design and decision-making process. The Committee solicits input from independent members of the Board of Directors, the Chief Executive Officer, other members of management, and the independent compensation consultant to assist with its responsibilities. The following summarizes the roles of each of the key participants in the executive compensation decision-making process.

COMPENSATION COMMITTEE

The Committee is composed solely of members of the Board of Directors who

(i)	are not employees of the Company, and
(ii)	meet the independence requirements of the NYSE.

The Committee is responsible for overseeing our executive compensation and long-term incentive programs. Specifically, the Committee is responsible for:

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COMPENSATION DISCUSSION AND ANALYSIS

■	Reviewing and approving the target and actual compensation paid and the benefit levels received by our Executive Officers;
■	Recommending focus areas for our Chief Executive Officer for approval by the members of our Board of Directors who meet the independence and experience requirements set forth in the Committee charter;
■

Evaluating all aspects of our Chief Executive Officer’s performance in light of these focus areas (with the participation of all non-executive members of the Board of Directors) and setting our Chief Executive Officer’s compensation based on this evaluation and after reviewing data concerning compensation practices in the competitive market;

■

Establishing and approving our executive compensation plans and arrangements to provide benefits to our Executive Officers in accordance with the goals and objectives of the Company, as established by the Board of Directors;

■	Administering the Company’s LTI plans, including determining plan eligibility and approving individual awards for all plan participants;
■	Administering the Company’s Performance Award and Cash Bonus Plan and approving individual awards for all Executive Officers;
■

Considering and approving executive employment and, to the extent permissible under Swiss law, severance agreements or other contractual agreements that may be entered into with our Executive Officers (that shall not include “single-trigger” change-in-control agreements);

■

Reviewing and discussing this Compensation Discussion and Analysis, the Company’s Swiss statutory compensation report and maximum aggregate compensation limits for the Board of Directors and members of the Executive Management Team with our management and, based upon such review and discussion, recommending to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement for our Annual General Meeting or our annual report, as applicable; and

■	Assessing the risks associated with the Company’s compensation arrangements.

The Committee makes all compensation decisions and approves all share-based awards for the Named Executive Officers and other Executive Officers. The Committee may exercise its discretion in modifying any compensation element to any Executive Officer, including reducing or increasing the payment amount for one or more components of such awards.

During 2020, the Compensation Committee consisted of the following directors: Tan Ek Kia (Chair), Glyn Barker (starting in May 2020), Vincent J. Intrieri (through May 2020), and Samuel J. Merksamer.

INDEPENDENT COMPENSATION CONSULTANT

To assist in discharging its responsibilities, the Committee engaged an independent executive compensation consulting firm, Pay Governance LLC (“Pay Governance”), that advised the Committee on executive compensation matters in 2020.

In order to preserve the independence of the Committee’s compensation consultant and avoid the appearance of an impairment of such independence, the Committee adopted a policy that any compensation consultant to the Committee may not provide other services to the Company in excess of U.S. $100,000. Neither Pay Governance nor any of its affiliates provided the Company with any other services in 2020. In May 2020, the Committee assessed whether the work of Pay Governance for the Committee during 2020 raised any conflict of interest by conducting a review of several independence factors, which included the factors set forth under Rule 10C-1 of the Exchange Act. The Committee concluded that no conflict of interest was raised that would prevent Pay Governance from independently advising the Committee.

In advising the Committee, the compensation consultant reports to and acts at the direction of the Committee. The Committee directs the compensation consultant in the performance of its duties under its engagement to provide certain guidance on an ongoing basis, including:

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COMPENSATION DISCUSSION AND ANALYSIS

■	Expertise on compensation strategy and program design;
■	Information relating to the selection of the Company’s peer groups;
■	Relevant market data and alternatives to consider when making compensation decisions;
■	Assistance in establishing and updating annual and long-term incentive guidelines;
■	Periodic reviews of the total executive compensation program; and
■	Support and advice as the Committee conducts its analysis of and makes its decisions regarding executive compensation.

The Committee does not necessarily adopt all recommendations made by the compensation consultant but uses the consultant’s work as a reference in exercising its own judgment with respect to its own executive compensation actions and decisions.

The compensation consultant participates in every meeting of the Committee and meets privately with the Committee at the Committee’s request. Our management provides information to the consultant but does not direct or oversee its activities with respect to our executive compensation program.

OTHER ADVISORS

From time-to-time, management engages other advisors to assist in providing advice to the Committee. Such advisors have included, among others, an outside law firm to provide advice regarding various legal issues, financial analysts to examine relevant performance metrics and an outside actuarial firm to evaluate benefit programs. The Committee evaluates these advisors for independence, when retained. No advisors other than Pay Governance were hired in 2020.

MANAGEMENT

Our Chief Executive Officer annually reviews the competitive pay position and the performance of each member of senior management other than himself. Our Chief Executive Officer’s conclusions and recommendations, including base salary adjustments and award amounts for the current year and target annual award amounts for the next year under our Bonus Plan (other than for himself), are presented to the Committee. The Committee makes all compensation decisions and approves all share-based awards for the Named Executive Officers and other Executive Officers.

The Committee may exercise its discretion in modifying any compensation element to any Executive Officer, including reducing or increasing the payment amount for one or more components of such awards.

Officers and other employees in our Human Resources Department assist our Chief Executive Officer with his recommendations and develop and present other recommendations regarding compensation to the Committee as needed. Our officers and other employees participate in Committee discussions in an informational and advisory capacity and have no authority in the Committee’s decision-making process.

SHARE OWNERSHIP GUIDELINES FOR EXECUTIVES

WE BELIEVE IT IS IMPORTANT FOR OUR NAMED EXECUTIVE OFFICERS TO BUILD AND MAINTAIN AN APPROPRIATE EQUITY STAKE IN THE COMPANY.

The Company’s share ownership guidelines for Named Executive Officers are intended to further align executives’ interests with the interests of our shareholders. Under these guidelines, Named Executive Officers must retain 50% of any shares that vest (net of tax shares) until the ownership guidelines are met. Each of our Named Executive Officers must own an amount of shares equivalent to the following:

CEO	6x	Base Pay

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Vice President	3x	Base Pay
Senior Vice President	2x	Base Pay
Vice President	1x	Base Pay

Compliance with this policy is reviewed by the Committee, and executives must certify their compliance on an annual basis. The Committee may exercise its discretion in response to any non-compliance of this policy. The Committee determined that all executives were in compliance with these requirements in 2020.

EXECUTIVE COMPENSATION RECOUPMENT/CLAWBACK POLICY

Under the Incentive Compensation Recoupment Policy, the Company is authorized to recover or adjust both cash and equity incentive compensation to the extent the Committee determines that payments or awards have exceeded the amount that would otherwise have been received, due to a restatement of financial results or if the Committee determines that an executive has engaged in, or has knowledge of, and fails to prevent or disclose, fraud or intentional misconduct pertaining to any financial reporting requirement. Further, the Committee has established terms and conditions for equity awards providing that awards may be forfeited in the event an executive’s conduct is in violation of human resource or legal compliance and ethics policies, including our Code of Integrity.

NO HEDGING OR PLEDGING OF COMPANY SHARES

We have a policy that prohibits any employee, officer or director of the Company from engaging in short-term or speculative transactions in the Company’s securities. It, therefore, is the Company’s policy that employees, officers and directors and their family members or wholly-owned businesses not engage in any of the following transactions:

■	Short sales;
■	Publicly traded options;
■	Hedging transactions; and
■	Margin accounts and pledging.

Our Executive Officers and directors must certify compliance with the hedging and pledging provisions of our Insider Trading Policy on an annual basis, and all have done so.

USE OF TALLY SHEETS

The Committee reviews compensation tally sheets, prepared by management, that present comprehensive data on the total compensation and benefits package for each of our Named Executive Officers. Tally sheets include all current compensation obligations, as well as additional analyses with respect to payments at hypothetical terminations to consider the Company’s obligations under such circumstances. The Committee does not use the tally sheets to determine the various elements of compensation or the actual amounts of compensation to be approved but, rather, to evaluate the Company’s obligations under the various programs.

Tax Impact on Compensation

Section 162(m) of the Internal Revenue Code limits the annual tax deduction to U.S. $1 million for compensation paid by a publicly held company to its chief executive officer, its chief financial officer, and each of the company's three other most highly compensated named executive officers. Although the deductibility of compensation is a consideration evaluated by the Committee, we believe that the lost deduction on compensation payable in excess of the U.S. $1 million limitation is not material relative to the benefit of being able to attract and retain talented management. We have awarded compensation that might not be fully tax deductible when such grants were nonetheless in the best interest of the Company and our shareholders after

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COMPENSATION DISCUSSION AND ANALYSIS

taking into consideration changing business conditions, the executive’s individual performance and/or changes in specific job duties and responsibilities. Accordingly, the Committee will continue to retain the discretion to pay compensation that is subject to the U.S. $1 million deductibility limit.

Transocean 2021    P-100    Proxy Statement

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the above Compensation Discussion and Analysis be included in this proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE

Tan Ek Kia, Chair Glyn A. Barker Samuel J. Merksamer

Transocean 2021    P-101    Proxy Statement

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by the Company for the fiscal year ended December 31, 2020, to each of our Chief Executive Officer, Chief Financial Officer and the next three most highly compensated Executive Officers as of December 31, 2020, who are collectively referred to herein as our Named Executive Officers.

							CHANGE IN
							PENSION
							VALUE AND
						NON-EQUITY	NONQUALIFIED
						INCENTIVE	DEFERRED
				STOCK	OPTION	PLAN	COMPENSATION	ALL OTHER
NAME AND		SALARY	BONUS	AWARDS(1)	AWARDS(1)	COMPENSATION(2)	EARNINGS(3)	COMPENSATION(4)	TOTAL
PRINCIPAL POSITION	YEAR	($)	($)	($)	($)	($)	($)	($)	($)
Jeremy D. Thigpen	2020	1,000,000	―	2,991,546	—	2,200,000	―	300,258	6,491,804
President and Chief	2019	1,000,000	―	5,183,471	1,762,964	1,775,000	―	215,517	9,936,952
Executive Officer	2018	1,000,000	―	4,818,543	1,483,551	962,500	―	286,201	8,550,795
Mark L. Mey	2020	760,000	―	1,153,881	—	1,136,960	―	187,192	3,238,031
Executive Vice President	2019	760,000	―	1,999,336	680,001	917,320	―	143,246	4,499,902
and Chief Financial Officer	2018	760,000	―	1,858,576	572,229	497,420	―	183,350	3,871,575
Keelan I. Adamson	2020	600,000	―	897,464	—	792,000	221,962	142,466	2,653,891
Executive Vice President	2019	600,000	―	1,332,884	453,333	639,000	234,061	104,461	3,363,739
and Chief Operations	2018	523,769	―	922,402	283,346	269,572	―	147,843	2,146,932
Officer
Howard E. Davis	2020	550,000	―	918,832	—	726,000	―	129,802	2,324,634
Executive Vice President	2019	550,000	―	1,592,062	541,481	585,750	―	101,687	3,370,980
and Chief Administrative	2018	550,000	―	1,479,983	455,663	317,625	―	127,803	2,931,074
and Information Officer
Brady K. Long	2020	550,000	―	854,726	—	726,000	―	131,861	2,262,589
Executive Vice President	2019	550,000	―	1,480,998	503,705	585,750	―	104,033	3,224,486
and General Counsel	2018	545,833	―	1,376,718	423,872	315,291	―	123,500	2,785,214

(1)    These amounts represent the aggregate grant date fair value of performance share units and restricted share units granted in each year as shown in the “Grants of Plan-Based Awards for 2020” table and computed in accordance with the provisions of FASB ASC Topic 718. Regarding assumptions underlying the valuation of these equity awards, please see Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(2)    These amounts represent annual cash bonuses payable to the Named Executive Officers based on service during the year and awarded in the following year pursuant to the Performance Award and Cash Bonus Plan. The Performance Award and Cash Bonus Plan, including the performance targets used for 2020, is described under Compensation Discussion and Analysis—Annual Performance Bonus.

(3)    These amounts represent the change in value during the twelve-month period ending on December 31 of each year. There are no nonqualified deferred compensation earnings included in this column because no Named Executive Officers received above-market or preferential earnings on such compensation during 2020, 2019 or 2018.

(4)    All Other Compensation for 2020 includes company matching contributions of $28,500 to the account of each NEO under the U.S. 401(k) Savings Plan; company matching contributions under the Savings Restoration Plan in the following amounts: Mr. Thigpen, $249,000; Mr. Mey $139,232; Mr. Adamson $95,400; Mr. Davis, $85,075; and Mr. Long $85,075; and company-paid benefits in the following amounts: Mr. Thigpen $22,758; Mr. Mey $19,460; Mr. Adamson $18,566; Mr. Davis, $16,227; and Mr. Long $18,286.

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EXECUTIVE COMPENSATION

Grants of Plan-Based Awards for 2020

The following table provides information concerning the annual performance bonus and long-term incentive awards made to each of the Named Executive Officers in the fiscal year ended December 31, 2020.

										ALL OTHER
									ALL OTHER	OPTION		GRANT
									STOCK	AWARDS:		DATE
									AWARDS:	NUMBER OF		FAIR
			ESTIMATED FUTURE PAYOUTS						NUMBER	SHARES OF	EXERCISE	VALUE OF
			UNDER NON-EQUITY			ESTIMATED FUTURE PAYOUTS UNDER			OF SHARES	SECURITIES	PRICE OF	STOCK AND
			INCENTIVEPLAN AWARDS(1)			EQUITY INCENTIVE PLAN AWARDS(2)			OF STOCK	UNDERLYING	OPTION	OPTION
	TYPE OF	GRANT	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	OR UNITS(3)	OPTIONS(3)	AWARDS	AWARDS(4)
	AWARD	DATE	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($)	($)
Jeremy D. Thigpen	AIP		—	1,250,000	2,500,000
	PCA	5/8/2020	—	2,100,000	3,150,000	—
	PSU	5/8/2020					818,182	1,636,364				1,475,182
	RSU	5/8/2020							1,090,909			1,516,364
Mark L. Mey	AIP		—	646,000	1,292,000
	PCA	5/8/2020	—	810,000	1,215,000	—
	PSU	5/8/2020					315,584	631,168				568,998
	RSU	5/8/2020							420,779			584,883
Keelan I. Adamson	AIP		—	450,000	900,000
	PCA	5/8/2020	—	630,000	945,000	—
	PSU	5/8/2020					245,455	490,910				442,555
	RSU	5/8/2020							327,273			454,909
Howard E. Davis	AIP		—	412,500	825,000
	PCA	5/8/2020	—	645,000	967,500	—
	PSU	5/8/2020					251,299	502,598				453,092
	RSU	5/8/2020							335,065			465,740
Brady K. Long	AIP		—	412,500	825,000
	PCA	5/8/2020	—	600,000	900,000	—
	PSU	5/8/2020					233,766	467,532				421,480
	RSU	5/8/2020							311,688			433,246

(1)    These amounts represent threshold, target, and maximum awards, as applicable, under the following types of cash incentive awards granted in 2020:

         Annual Performance Bonus. These amounts represent the potential payout opportunities to the Named Executive Officers for the 2020 performance period under the Performance Award and Cash Bonus Plan. There is no payout at or below threshold under this plan for 2020. Actual amounts earned by the Named Executive Officers under the plan are reported in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table.” For more information regarding the Performance Award and Cash Bonus Plan, including the performance targets used for 2020, see Compensation Discussion Analysis—Annual Performance Bonus.

         Performance-Vesting Long-Term Cash Incentive Awards. These amounts represent the potential payout opportunities to the Named Executive Officers for the performance cash award. This award is subject to an 18-month performance period beginning July, 1, 2020 and ending December 31, 2021. The actual amount of cash received will be determined in the first 60 days of 2022 and is contingent on the Company’s performance in EBITDA margin relative to the Performance Cash Peer Group. The amounts shown under the Maximum column represent the payout level of 150%. There is no payout at or below threshold under this plan for 2020. This award is not reported in the “Summary Compensation Table” because the performance criteria has not yet been satisfied. For more information regarding long-term incentive plans, including the performance targets used for 2020 and the contingent nature of the long-term incentives granted, please see Compensation Discussion and Analysis—Long-Term Incentives.

Transocean 2020    P-103    Proxy Statement

EXECUTIVE COMPENSATION

(2)    The May 8, 2020, performance share unit award is subject to a 33-month performance period beginning April 1, 2020 and ending December 31, 2022. The actual number of performance units received will be determined in the first 60 days of 2023 and is contingent on the Company’s performance in total shareholder return relative to the Performance Peer Group. Any earned shares will vest on December 31, 2022. The amounts shown under the Maximum column represent the payout level of 200%. There is no payout at or below threshold level under this plan for 2020.

(3)    These amounts represent the number of time-vested restricted share units granted to the Named Executive Officers under the long-term incentive plans. The units vest in one-third increments over an approximate 34-month period commencing on May 8, 2020. The first increment will vest on the anniversary of the date of grant: May 8, 2021, and the second and third increments will vest on March 1, 2022 and March 1, 2023, respectively.

(4)    These amounts represent the grant date fair value of these awards computed in accordance with FASB ASC Topic 718. The 2020 performance share unit fair value is calculated using the Monte Carlo simulation to value total shareholder return at the share price on the date of grant.

Transocean 2020    P-104    Proxy Statement

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Year-End 2020

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2020, for the Named Executive Officers.

									EQUITY
								EQUITY	INCENTIVE PLAN
								INCENTIVE	AWARDS:
								PLAN AWARDS:	MARKET OR
		NUMBER OF	NUMBER OF			NUMBER OF	MARKET VALUE	NUMBER OF	PAYOUT VALUE
		SECURITIES	SECURITIES			SHARES OR	OF SHARES	UNEARNED	OF UNEARNED
		UNDERLYING	UNDERLYING			UNITS OF	OR UNITS OF	SHARES, UNITS,	SHARES, UNITS,
		UNEXERCISED	UNEXERCISED	OPTION		STOCK THAT	STOCK THAT	OTHER RIGHTS	OTHER RIGHTS
		OPTIONS	OPTIONS	EXERCISE	OPTION	HAVE NOT	HAVE NOT	THAT HAVE NOT	THAT HAVE NOT
	Grant	(#)	(#)	PRICE	EXPIRATION	VESTED(2)(3)(4)	VESTED(7)	VESTED(5)(6)	VESTED(7)
NAME	Date	EXERCISABLE(1)	UNEXERCISABLE(1)	($/SHARE)	DATE	(#)	($)	(#)	($)
Jeremy D. Thigpen	2/11/2016	233,957	—	8.61	2/10/2026
	2/10/2017	217,618	—	13.35	2/9/2027
	2/8/2018	219,298	109,649	9.18	2/7/2028
	2/7/2019	144,033	288,066	8.35	2/6/2029
	2/8/2018					54,467	125,819
	2/7/2019					134,409	310,485
	5/8/2020					1,090,909	2,520,000
	2/8/2018							307,557	710,457
	2/7/2019							324,977	750,697
	5/8/2020							818,182	1,890,000
Mark L. Mey	2/11/2016	98,039	—	8.61	2/10/2026
	2/10/2017	94,011	—	13.35	2/9/2027
	2/8/2018	84,586	42,294	9.18	2/7/2028
	2/7/2019	55,555	111,112	8.35	2/6/2029
	2/8/2018					21,009	48,531
	2/7/2019					51,844	119,760
	5/8/2020					420,779	971,999
	2/8/2018							118,629	274,033
	2/7/2019							125,348	289,554
	5/8/2020							315,584	728,999
Keelan I. Adamson	2/10/2011	3,492	—	78.76	2/9/2021
	2/17/2012	8,455	—	50.79	2/16/2022
	2/14/2013	15,767	—	59.3	2/13/2023
	2/11/2016	44,118	—	8.61	2/10/2026
	2/10/2017	46,657	—	13.35	2/9/2027
	2/8/2018	41,980	20,990	9.18	2/7/2028
	2/7/2019	37,037	74,074	8.35	2/6/2029
	2/8/2018					10,427	24,086
	2/7/2019					34,562	79,838
	5/8/2020					327,273	756,001
	2/8/2018							58,875	136,001
	2/7/2019							83,565	193,035
	5/8/2020							245,455	567,001
Howard E. Davis	2/11/2016	73,529	—	8.61	2/10/2026
	2/10/2017	74,861	—	13.35	2/9/2027
	2/8/2018	67,356	33,678	9.18	2/7/2028
	2/7/2019	44,238	88,478	8.35	2/6/2029
	2/8/2018					16,729	38,644
	2/7/2019					41,283	95,364
	5/8/2020					335,065	774,000
	2/8/2018							94,464	218,212
	2/7/2019							99,814	230,570
	5/8/2020							251,299	580,501
Brady K. Long	2/11/2016	58,489	—	8.61	2/10/2026
	2/10/2017	69,638	—	13.35	2/9/2027
	2/8/2018	62,656	31,329	9.18	2/7/2028
	2/7/2019	41,152	82,305	8.35	2/6/2029
	2/8/2018					15,562	35,948
	2/7/2019					38,403	88,711
	5/8/2020					311,688	719,999
	2/8/2018							87,873	202,987
	2/7/2019							92,851	214,486
	5/8/2020							233,766	539,923

Transocean 2020    P-105    Proxy Statement

EXECUTIVE COMPENSATION

(1)    Each option award has a 10-year term and vests in one-third increments beginning on the first anniversary of the grant date.

(2)    Restricted share units granted on February 8, 2018; one-third vested on each of March 1, 2019 and 2020, and one-third will vest on March 1, 2021.

(3)    Restricted share units granted on February 7, 2019; one-third vested on March 1, 2020, and one-third will vest on each of March 1, 2021 and 2022.

(4)    Restricted share units granted on May 8, 2020; one-third will vest on May 8, 2021, and one-third will vest on each of March 1, 2022 and 2023.

(5)    Performance share units granted in 2018 and 2019 are subject to a three-year performance period ending on December 31, 2020 and December 31, 2021, respectively. Performance share units granted in 2020 are subject to a 33-month performance period beginning April 1, 2020 and ending December 31, 2022. The actual number of performance share units received will be determined in the first 60 days following the end of the performance period and is contingent on our performance as determined by comparing our total shareholder return relative to the Performance Peer Group. Any shares earned will vest the day following the last day of the performance period. For more information regarding long-term incentive plans, please see Compensation Discussion and Analysis—Long-Term Incentives.

(6)    Performance share units are listed at the targeted number of units.

(7)    For purposes of calculating the amounts in these columns, the closing price of our shares on the NYSE on December 31, 2020, of $2.31 was used.

Option Exercises and Shares Vested for 2020

The following table sets forth certain information with respect to the exercise of options and the vesting of RSUs and PSUs, as applicable, during 2020 for the Named Executive Officers.

	NUMBER OF SHARES	VALUE	NUMBER OF	VALUE
	ACQUIRED ON	REALIZED ON	SHARES ACQUIRED	REALIZED ON
	EXERCISE	EXERCISE	ON VESTING	VESTING(1)
NAME	(#)	($)	(#)	($)
Jeremy D. Thigpen	—	—	346,541	1,438,025
Mark L. Mey	—	—	144,074	602,361
Keelan I. Adamson	—	—	75,920	313,745
Howard E. Davis	—	—	114,726	479,659
Brady K. Long	—	—	106,722	446,194

(1)    Value realized on vesting is calculated by multiplying the closing price of our shares on the NYSE on the date of release by the number of gross shares that were released on such date, including any shares subsequently withheld in satisfaction of requisite tax withholding.

Transocean 2020    P-106    Proxy Statement

EXECUTIVE COMPENSATION

Pension Benefits for 2020

We maintain the following pension plans for executive officers and other employees that provide for post-retirement income based on age and years of service:

■	Transocean Savings Restoration Plan
■	Transocean U.S. Retirement Plan
■	Transocean Pension Equalization Plan

The following table and narrative disclosure set forth certain information with respect to pension benefits payable to the Named Executive Officers pursuant to these plans:

		NUMBER OF	PRESENT
		YEARS	VALUE OF	PAYMENTS
		CREDITED	ACCUMULATED	DURING
		SERVICE	BENEFIT	2020
NAME	PLAN NAME	(#)	($)	($)
Jeremy D. Thigpen	Transocean Savings Restoration Plan	6	1,005,581	—

Mark L. Mey	Transocean Savings Restoration Plan	6	565,627	—
				—
Keelan I. Adamson	Transocean Savings Restoration Plan	6	307,356
	Transocean U.S. Retirement Plan	10	597,818	—
	Transocean Pension Equalization Plan	10	611,744

Howard E. Davis	Transocean Savings Restoration Plan	5	317,208	—

Brady K. Long	Transocean Savings Restoration Plan	5	270,626	—

Transocean Savings Restoration Plan

The Company maintains the Transocean Savings Restoration Plan, a nonqualified, unfunded, defined contribution plan for key management employees who earn compensation in excess of certain limits in the Internal Revenue Code. All Named Executive Officers participate in this plan. Effective January 1, 2017, all participants in this plan are fully vested. The plan provides that eligible participants receive an annual contribution equal to 10% (or such other percentage as determined by the administrative committee) of the compensation earned in a particular calendar year that is in excess of the Internal Revenue Code limits. Compensation considered under this plan includes basic salary and annual performance bonus. A participant must be employed on the last day of the calendar year in order to receive a contribution for a particular year. Benefits are payable upon a participant’s termination of employment, or six months after termination in the case of certain officers.

Transocean U.S. Retirement Plan

The Transocean U.S. Retirement Plan is a tax-qualified pension plan. Benefit accruals under this plan were frozen effective as of December 31, 2014. Mr. Adamson is the only Named Executive Officer who participates in this plan.

The purpose of the plan is to provide post-retirement income benefits to employees in recognition of their long-term service to the Company. Benefits available to executives are no greater than those offered to non-executive participants. The plan is funded through cash contributions made by the Company based on actuarial valuations and regulatory requirements. Employees working for the Company in the U.S. are fully vested after completing five years of eligible employment. Employees earn the right to receive a benefit upon retirement at the normal retirement age of 65 or upon early retirement (age 55 or older with five years of service).

Transocean 2020    P-107    Proxy Statement

EXECUTIVE COMPENSATION

Furthermore, employees earn the right to receive a benefit if they are active employees and age 65 or older (with five years of service).

The elements of compensation included in computing the retirement benefit are basic salary and annual performance bonuses earned prior to January 1, 2015. Retirement benefits are calculated as (i) the sum of 1% of the employee’s compensation for each calendar year (or partial year) of employment, divided by (ii) twelve.

Certain assumptions and calculation methods were used to determine the values of the pension benefits disclosed in the “Pension Benefits for 2020” table above. In particular, monthly accrued pension benefits, payable at age 65, were determined as of December 31, 2020. The present value of these benefits was calculated based on assumptions used in the Company’s financial statements for 2020.

Transocean Pension Equalization Plan

The Pension Equalization Plan (“PEP”) is a nonqualified, unfunded, noncontributory pension plan that was frozen effective December 31, 2014. Mr. Adamson is the only Named Executive Officer with a frozen benefit in the PEP.

Certain employees are eligible to receive a benefit under the PEP if the level of their compensation prior to January 1, 2015, would otherwise cause them to exceed the Internal Revenue Code compensation limitations imposed on the Transocean U.S. Retirement Plan. The purpose of the PEP is to provide supplemental post-retirement income in recognition of service to the Company. Benefits are payable upon a participant’s termination of employment, or six months after termination in the case of certain officers.

The plan recognizes the same forms of compensation and the same formula used to calculate the plan benefit as the Transocean U.S. Retirement Plan however, earnings are not limited to the pay cap under the Internal Revenue Code Section 401(a)(17) (U.S. $260,000 in 2014 when the PEP was frozen). Benefits are not earned until the individual has five years of credited service with the Company.

Certain assumptions and calculation methods were used to determine the values of the pension benefits disclosed in the “Pension Benefits for 2020” table above. In particular, monthly accrued pension benefits, payable at age 65, were determined as of December 31, 2020. The present value of these benefits was calculated based on assumptions used in the Company’s financial statements for 2020.

Transocean 2020    P-108    Proxy Statement

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change of Control

The following table summarizes the treatment of outstanding awards as provided in the terms and conditions of each award.

EVENT	CONSEQUENCES
Voluntary not-for-cause termination

Restricted Share Units, Performance Share Units, Performance Cash and Stock Options – executive’s right to unvested portion of award terminates immediately; vested and outstanding stock options will remain exercisable for 60 days following termination (or until expiration, if sooner)

Involuntary not-for-cause termination or Retirement

Restricted Share Units – prorated portion of award vests

Performance Share Units and Performance Cash – prorated portion of award vests based on actual performance after the performance after the performance period ends

Stock Options – unvested portion of award terminates immediately; vested and outstanding will remain exercisable for one year following termination (or until option expiration, if sooner)

Termination due to Death or Disability

Restricted Share Units – award vests

Performance Share Units and Performance Cash – prorated portion of award vests based on actual performance after the performance period ends

Stock Options – award vests and all vested and outstanding will remain exercisable for one year following termination (or until option expiration (or until option expiration, if sooner)

Involuntary termination not-for-cause after a Change of Control

Restricted Share Units – award vests

Performance Share Units and Performance Cash – award vests based on target performance

Stock options – awards vest and all vested and outstanding will remain exercisable for one year following termination (or until option expiration, if sooner)

The following table sets forth certain information with respect to compensation that would be payable to the Named Executive Officers as of December 31, 2020, upon a variety of termination scenarios. It does not include benefits that are generally available to salaried employees on a non-discriminatory basis, including payments that would be made under the Company’s life and disability insurance plans, and unused vacation days.

Transocean 2020    P-109    Proxy Statement

EXECUTIVE COMPENSATION

As of December 31, 2020, the Named Executive Officers of the Company were eligible for the Executive Severance Benefit Policy. However, members of the Executive Management Team are further subject to the full limitations of the Minder Ordinance regarding severance.

		CASH	NON-EQUITY			RETIREMENT
		SEVERANCE	INCENTIVE		OPTION	PLAN
		PAYMENT(2)	COMPENSATION(3)	STOCK AWARDS(4)	AWARDS(5)	BENEFIT(6)	TOTAL
NAME	TRIGGERING EVENT(1)	($)	($)	($)	($)	($)	($)
Jeremy D. Thigpen	Voluntary Not-for-Cause	―	―	―	—	1,005,581	1,005,581
	Involuntary Not-for-Cause	―	3,251,916	2,018,824	—	1,005,581	6,276,321
	Retirement	―	3,251,916	2,018,824	—	1,005,581	6,276,321
	Death (7)	―	3,251,916	4,082,072	—	1,005,581	8,339,569
	Disability(7)	―	3,251,916	4,082,072	—	1,005,581	8,339,569
	Change of Control	―	4,300,000	3,972,565	—	1,005,581	9,278,146
Mark L. Mey	Voluntary Not-for-Cause	―	―	―	—	565,627	565,627
	Involuntary Not-for-Cause	―	1,542,699	778,690	—	565,627	2,887,016
	Retirement	―	1,542,699	778,690	—	565,627	2,887,016
	Death (7)	―	1,542,699	1,574,514	—	565,627	3,682,840
	Disability(7)	―	1,542,699	1,574,514	—	565,627	3,682,840
	Change of Control	―	1,946,960	1,532,276	—	565,627	4,044,863
Keelan I. Adamson	Voluntary Not-for-Cause	―	―	―	—	919,100	919,100
	Involuntary Not-for-Cause	―	1,107,575	570,173	—	919,100	2,596,848
	Retirement	―	1,107,575	570,173	—	919,100	2,596,848
	Death (7)	―	1,107,575	1,183,356	—	692,193	2,983,124
	Disability(7)	―	1,107,575	1,183,356	—	919,100	3,210,031
	Change of Control	―	1,422,000	1,143,355	—	919,100	3,484,455
Howard E. Davis	Voluntary Not-for-Cause	―	―	―	—	317,208	317,208
	Involuntary Not-for-Cause	577,500	1,049,089	620,067	—	317,208	2,563,864
	Retirement	―	1,049,089	620,067	—	317,208	1,986,364
	Death (7)	―	1,049,089	1,253,780	—	317,208	2,620,077
	Disability(7)	―	1,049,089	1,253,780	—	317,208	2,620,077
	Change of Control	577,500	1,371,000	1,220,145	—	317,208	3,485,853
Brady K. Long	Voluntary Not-for-Cause	―	―	―	—	270,626	270,626
	Involuntary Not-for-Cause	577,500	1,026,547	576,807	—	270,626	2,451,480
	Retirement	―	1,026,547	576,807	—	270,626	1,873,980
	Death (7)	―	1,026,547	1,166,307	—	270,626	2,463,480
	Disability(7)	―	1,026,547	1,166,307	—	270,626	2,463,480
	Change of Control	577,500	1,326,000	1,135,019	—	270,626	3,309,145

(1)    These amounts represent obligations of the Company under agreements currently in place and valued as of December 31, 2020. Agreements do not provide for any single-trigger payments upon a change of control.

(2)    Amounts payable under the terms of the Executive Severance Benefit Policy. This includes a lump sum payment equal to 52 weeks of base salary as well as outplacement services (not to exceed 5% of the base salary) for Messrs. Davis and Long.

(3)    Amounts payable for the 2020 annual cash bonus earned and the value of performance cash that would vest upon the triggering event.

(4)    These amounts represent the value of restricted share units and performance share units that would vest upon the triggering event, based on U.S. $2.31, the closing stock price on the last trading day of 2020.

(5)    These amounts represent the (“in-the-money”) value of vested and unvested stock options.

(6)    These amounts represent the present value of PEP and Savings Restoration Plan benefits, which would have been payable as of December 31, 2020.

(7)    In addition to the benefits listed in the preceding table, payments will also be made under the Company’s life and disability insurance plans, a benefit that is generally available to all employees.

Transocean 2020    P-110    Proxy Statement

EXECUTIVE COMPENSATION

CEO Pay Ratio

Pursuant to the Securities Exchange Act of 1934, as amended, the Company is required to disclose in this proxy statement the ratio of the total annual compensation of our CEO to the total annual compensation of our median employee.

Based on SEC rules for this disclosure and applying the methodology described below, the Company determined that our CEO’s total compensation in U.S. dollars for 2020 was $6,491,804, and the 2020 total compensation of the median employee in U.S. dollars was $129,077. Accordingly, for 2020, the Company estimates the ratio of our CEO’s total compensation to the median total compensation of all employees to be 50 to 1.

Due to changes in our employee population and compensation arrangements, we are not using the same median employee as prior year. In determining the applicable median salary, we first excluded 247 of our non-U.S. employees located in Angola, Australia, Canada, Cayman Islands, Greece, Hungary, India, Nigeria, Singapore, and Switzerland representing 5% of our workforce, a de minimis number of non-US employees as allowed under the SEC rules. Next, for all other non-U.S. employees paid in local non-U.S. currency, salaries were denominated in U.S. dollars by applying applicable currency exchange rates in place on December 31, 2020. This currency exchange was necessary for comparison to our CEO pay which is denominated in U.S. dollars. We then identified the median employee based on a tabulation of year-to-date earnings for all included employees on December 31, 2020, the last day of our fiscal year.

Once the median employee was identified as described above, the total annual compensation for 2020 for that employee was determined using the same rules that apply to reporting NEO compensation in the Total column of the “Summary Compensation Table.”

Transocean 2020    P-111    Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning securities authorized for issuance under our equity compensation plans as of December 31, 2020.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (A)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (B) (U.S.$)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)(2)
Equity compensation plans approved by security holders(1)	4,385,147	12.31	35,360,554
Equity compensation plans not approved by security holders	—	—	—
Total	4,385,147	12.31	35,360,554

(1)    We may also grant restricted share units and other forms of share-based awards under our long-term incentive plans previously approved by our shareholders. At December 31, 2020, we had 13,379,920 shares available for future issuance pursuant to grants of restricted share units.

(2)    In February 2021, we granted share-based awards to our employees, and at February 28, 2021, including the awards granted prior to December 31, 2020, we had 7,849,025 shares remaining available for future grants of share-based awards.

Transocean 2021    P-112    Proxy Statement

OTHER MATTERS

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board of Directors during 2020 were Tan Ek Kia, Chair, Glyn A. Barker and Samuel J. Merksamer. There are no matters relating to interlocks or insider participation that we are required to report.

Householding

The SEC permits us, under certain circumstances, to send a single set of the Notice, proxy materials, and annual reports to any household at which two or more shareholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses.

In order to take advantage of this opportunity, we have delivered only one copy of the Notice or, if you previously requested to receive paper proxy materials by mail, one proxy statement and annual report to shareholders who share an address (unless we received contrary instructions from one or more of the affected shareholders prior to the mailing date). However, if any such shareholder residing at such an address wishes to receive a separate copy of any of these documents either now or in the future, or if any such shareholder who elected to continue to receive separate copies wishes to receive a single copy in the future, that shareholder should send a request in writing to Investor Relations at our offices in the United States, at 1414 Enclave Parkway, Houston, Texas 77077 or by calling +1 (713) 232-7500. We will deliver, promptly upon written or oral request to Investor Relations, a separate copy of the Notice, proxy materials or annual report, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered.

A number of brokerage firms have instituted householding. If your family or others with a shared address have one or more “street name” accounts under which you beneficially own shares, you may have received householding information from your broker/dealer, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of the proxy materials or wish to revoke your decision to household and thereby receive multiple copies.

Proposals of Shareholders

Shareholder Proposals in the Proxy Statement. Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2022 Annual General Meeting, your proposals must be received at our principal executive offices c/o Transocean Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland by no later than 5:00 p.m. Swiss time on December 8, 2021. However, if the date of the 2022 Annual General Meeting changes by more than 30 days from the anniversary of the 2021 Annual General Meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials. We will notify you of this deadline in a Quarterly Report on Form 10-Q, in a Current Report on Form 8-K or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

Transocean 2021    P-113    Proxy Statement

OTHER MATTERS

Shareholder Proposals and Nominations for Directors to be Presented at Meetings. If you desire to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in our Articles of Association. Our Articles of Association provide generally that, if you desire to propose any business at an annual general meeting (including the nomination of any director), you must give us written notice at least 30 calendar days prior to the anniversary date of the proxy statement in connection with Transocean’s last annual general meeting; provided, however, that if the date of the annual general meeting is 30 calendar days before or after the anniversary date of the last annual general meeting, such request must instead be made by the tenth day following the date on which we have made public disclosure of the date of the annual general meeting. The deadline under our Articles of Association for submitting proposals will be 5:00 p.m. Swiss time on March 8, 2022, for the 2022 annual meeting unless it is more than 30 calendar days before or after May 27, 2022.

In order for the notice to be considered timely under Rule 14a-4(c) of the Exchange Act, proposals must be received no later than 5:00 p.m. Swiss time on March 8, 2022. The request must specify the relevant agenda items and motions, together with evidence of the required shareholdings recorded in the share register, as well as any other information required to be included in a proxy statement pursuant to the rules of the SEC.

If you desire to nominate directors to be presented at an annual general meeting, you must give us written notice within the time period described in the preceding paragraph. If you desire to nominate directors to be presented at an extraordinary general meeting at which the Board of Directors has determined that directors will be elected, you must give us written notice by the close of business on the tenth day following our public disclosure of the meeting date. Notice for the nomination of directors at any general meeting must set forth:

■   Your name and address and the name and address of the person or persons to be nominated;

■   A representation that you are a holder of record of our shares entitled to vote at the meeting or, if the record date for the meeting is subsequent to the date required for that shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting and; in either case, setting forth the class and number of shares so held, including shares held beneficially;

■   A representation that you intend to appear in person (if permitted) or by proxy as a holder of record at the meeting to nominate the person or persons specified in the notice;

■   A description of all arrangements or understandings between you and each nominee you propose and any other person or persons under which the nomination or nominations are to be made by you;

■   Any other information regarding each nominee you propose that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

■   The consent of each nominee to serve as a director if so elected.

The Board of Directors may refuse to transact any business you propose or to acknowledge your nomination of any person if you fail to comply with the foregoing procedures. You may obtain a copy of our Articles of Association and Organizational Regulations, in which these procedures are set forth, upon written request to our Corporate Secretary, Transocean Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland.

Cost of Solicitation

The accompanying proxy is being solicited on behalf of the Board of Directors. The expenses of preparing, printing and mailing the proxy and the materials used in the solicitation will be borne by us. We have retained Georgeson LLC for a fee of U.S. $20,000, plus expenses, to aid in the solicitation of proxies. Proxies may be solicited by personal interview, mail, telephone, facsimile, internet or other means of electronic distribution by our directors, officers and employees, who will not receive additional compensation for those services. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held by those persons, and we will

Transocean 2020    P-114    Proxy Statement

Other Matters

reimburse them for reasonable expenses incurred by them in connection with the forwarding of solicitation materials.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s Executive Officers and directors, and persons who own more than ten percent of the Company’s shares, to file initial reports of ownership and reports of changes in ownership of the Company’s equity securities with the SEC. Due to administrative and technical issues, a Form 4 was filed late on behalf of Edward R. Muller, a member of the Company’s Board of Directors, on March 11, 2020, and Form 4s for each of Messrs. Thigpen, Mey, Adamson, Davis, Long and David Tonnel (Senior Vice President, Chief Accounting Officer) were filed one day late on March 4, 2020. Based solely on a review of reports furnished to the Company and written representations that no report on Form 5 was required for 2020, other than as indicated above, the Company believes that no director, officer or beneficial owner of more than ten percent of the Company’s shares failed to file a report on a timely basis.

Forward-Looking Statements

The statements included in this proxy statement, including in the letter to shareholders and in the section entitled Compensation Discussion and Analysis—Executive Summary—2020 Business Overview, regarding future financial performance, results of operations, liquidity, stacking of assets and the market and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Forward-looking statements are subject to numerous risks, uncertainties and assumptions, including, but not limited to, the future prices of oil and gas, operating hazards and delays, actions by customers and other third parties, conditions in the drilling industry and in the capital markets and those described under “Item 1A. Risk Factors” in the 2020 Annual Report and in our other filings with the SEC. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

Transocean 2021    P-115    Proxy Statement

APPENDIX A

TRANSOCEAN LTD. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION AND RELATED MARGINS

(in millions, except percentages)

YEAR ENDED
12/31/20

Contract Drilling Revenues	$3,152
Contract intangible amortization	215
Adjusted Contract Drilling Revenues	$3,367

Net loss	$(568)
Interest expense, net of interest income	554
Income tax expense	27
Depreciation and amortization	781
Contract intangible amortization	215
EBITDA	1,009

Restructuring costs	5
Loss on impairment of assets	597
Loss on disposal of assets, net	61
Gain on restructuring and retirement of debt	(533)
Loss on impairment of investment in unconsolidated affiliates	62
Adjusted EBITDA	$1,201

EBITDA margin	30%
Adjusted EBITDA margin	36%

The differential between actual adjusted EBITDA of $1.201 million and the EBITDA performance achievement of $1.084 million for the 2020 Bonus Plan is the result of a Committee-approved calculation of EBITDA to reflect a reduction of $117 million to exclude the deferred cash components of a favorable settlement with a customer.

A-1

APPENDIX B

TRANSOCEAN LTD.

2015 LONG-TERM INCENTIVE PLAN

(as amended and restated effective _________, 2021)

1.Plan.  Transocean Ltd., a Swiss corporation (the “Company”), established this Transocean Ltd. 2015 Long-Term Incentive Plan (this “Plan”), effective as of May 15, 2015 (the “Effective Date”), as amended and restated effective May 7, 2020, again on May 8, 2020 and as most recently amended and restated effective _______, 2021.
2.Objectives.  This Plan is designed to attract and retain employees of the Company and its Subsidiaries, to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.  These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company and its Subsidiaries.
3.Definitions.  As used herein, the terms set forth below shall have the following respective meanings:

“Award” means the grant of any Option, Share Appreciation Right, Share-Based Award or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in accordance with the objectives of this Plan.

“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award.  The Committee may, in its discretion, require that the Participant execute such Award Agreement or may provide for procedures through which Award Agreements are made effective without execution.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award denominated in cash.

“Change of Control” means:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then outstanding shares of the Company (the “Outstanding Company Shares”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or other entity controlled by the Company or (4) any acquisition by any corporation or other entity pursuant to a transaction which complies with clauses (x) and (y) of subsection (iii) of this definition; or

(ii) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a scheme of arrangement, reorganization, merger, demerger, conversion or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares or shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Shares and Outstanding Company Voting Securities, as the case may be, and (y) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the action of the Board providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Board as designated by the Board.

“Company” means Transocean Ltd., a Swiss corporation, or any successor thereto.

“Director” means an individual serving as a member of the Board who is not an Employee.

“Director Award” means the grant of any Award (other than an Option, SAR or Cash Award) to a Participant who is a Director pursuant to such applicable terms, conditions, and limitations established by the Board.

“Dividend Equivalents” means, in the case of Restricted Share Units or Performance Units settled in Shares, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of Shares that are subject to the Award.  Dividend Equivalents may be payable in cash or in any form determined by the Committee in its absolute discretion.

“Employee” means an employee of the Company or any of its Subsidiaries.

“Employee Award” means the grant of any Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations established by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the price at which a Participant may exercise an Option or SAR.

“Fair Market Value” means, as of any day, the closing price of the Shares on such day (or on the next preceding business day, if such day is not a business day or if no trading occurred on such day) as reported on the New York Stock Exchange or on such other securities exchange or reporting system as may be designated by the Committee. In the event that the price of a Share shall not be so reported, the Fair Market Value of a Share shall be determined by the Committee in its absolute discretion.

“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Code Section 422.

“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements set forth in Code Section 422.

“Option” means a right to purchase a specified number of Shares at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee or Director to whom an Award has been made under this Plan.

“Performance Award” means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Objectives.

“Performance Objective” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

“Performance Unit” means a unit evidencing the right to receive in specified circumstances one Share or equivalent value in cash, determined as a function of the extent to which established performance criteria have been satisfied.

“Performance Unit Award” means an Award in the form of Performance Units.

“Prior Plan” means the Long-Term Incentive Plan of Transocean Ltd., as amended and restated as of February 12, 2009.

“Restricted Share Award” means an Award in the form of Restricted Shares.

“Restricted Shares” means a Share that is restricted or subject to forfeiture provisions.

“Restricted Share Unit” means a unit evidencing the right to receive in specified circumstances one Share or equivalent value in cash that is restricted or subject to forfeiture provisions.

“Restricted Share Unit Award” means an Award in the form of Restricted Share Units.

“Restriction Period” means a period of time beginning as of the date upon which a Restricted Share Award or Restricted Share Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.

“Share Appreciation Right” or “SAR” means a right to receive a payment, in cash or Shares, equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over a specified Exercise Price.

“Share-Based Award” means an Award in the form of Shares, including a Restricted Share Award, a Restricted Share Unit Award or Performance Unit Award that may be settled in Shares, and excluding Options and SARs.

“Share-Based Award Limitations” has the meaning set forth in Paragraph 5(f)(ii).

“Shares” means the registered shares, par value 0.10 Swiss francs per share, of the Company.

“Subsidiary” means any entity, including partnerships and joint ventures, in which the Company has a significant ownership interest, as determined by the Committee.

4.Eligibility. All Employees are eligible for Employee Awards under this Plan.  All Directors are eligible for Director Awards under this Plan.  The Committee (or the Board, in the case of Director Awards) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees or Directors who are to be granted Awards under this Plan.
5.Shares Available for Awards; Award Limitations.
(a)Shares Initially Available for Awards.  Subject to the provisions of Paragraph 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Shares (including rights or Options that may be exercised for or settled in Shares) an aggregate of 84,500,000 Shares plus the 1,212,966 Shares remaining available for awards under the Prior Plan as of the Effective Date, all of which shall be available for Incentive Stock Options.  Each Share issued pursuant to an award of Restricted Shares or Restricted Share Units (including those designated as Performance Awards) granted on or after the Effective Date shall reduce the Available Shares by 1.68.
(b)Shares Again Available for Awards.  If an Award expires or is terminated, cancelled or forfeited, the Shares associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under this Plan.  Notwithstanding the foregoing, the following Shares shall not become available for Awards under this Plan: (i) Shares tendered by an Participant or withheld by the Company for payment of an Exercise Price, (ii) Shares tendered by a Participant or withheld by the Company to satisfy the Company’s tax withholding obligation in connection with an Award, (iii) Shares reacquired in the open market or otherwise using cash proceeds from the exercise of Options, and (iv) Shares that are not issued to a Participant due to a net settlement of an Award.  For purposes of clarity, SARs and Options shall be counted in full against the Shares available for issuance under this Plan, regardless of the number of Shares issued upon settlement of the SARs and Options.
(c)Prior Plan.  Shares represented by awards granted under the Prior Plan that are forfeited, expired or canceled without delivery of Shares shall again become available for Awards under this Plan, with each such Share that relates to (i) awards of Options or SARs granted at any time or awards of Restricted Shares, Restricted Share Units, or Performance Units granted prior to May 15, 2009, increasing the Shares available for Awards under this Plan by 1.00 Share and (ii) awards of Restricted Shares, Restricted Share Units, or Performance Units granted on or after May 15, 2009, increasing the Shares available for Awards under this Plan by 1.68 Shares.
(d)Substitute Awards.  The foregoing notwithstanding, subject to applicable securities exchange listing requirements, the number of Shares available for Awards shall not be reduced by (x) Shares issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and (y) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under this Plan.
(e)Authority.  The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Awards.
(f)Award Limitations.  Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:
(i)No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable with respect to Shares with an aggregate Fair Market Value in excess of $10,000,000 taking into account the date of grant value of the Shares subject to, and without regard to the Exercise Price associated with, such Awards;
(ii)No Employee may be granted during any calendar year Awards that are Share-Based Awards with an aggregate Fair Market Value in excess of $10,000,000 taking into account the date of grant value of the Shares subject to such Awards (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Share-Based Award Limitations”);
(iii)No Employee may be granted during any calendar year Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $5,000,000; and
(iv)No Director may be granted during any calendar year Director Awards having a value determined on the Grant Date in excess of $1,000,000.

Shares delivered by the Company in settlement of Awards may be authorized and unissued Shares (Shares issued out of the Company’s authorized or conditional share capital), Shares held in the treasury of the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing.

6.Administration.
(a)Authority of the Committee.  Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Shares; and (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is composed solely of two or more “Non-Employee Directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function).  Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof.  The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan.  Subject to Paragraph 6(c) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of death, disability, retirement or any other termination event, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (i) not materially adverse to the Participant to whom such Award was granted, (ii) consented to by such Participant or (iii) authorized by Paragraph 15(c) hereof; provided, however, that except as expressly provided in Paragraph 8(b) or 8(c) hereof, no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s purposes.  Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.  The Board shall have the same powers as the Committee with respect to Director Awards.
(b)Indemnity.  No member of the Board or the Chief Executive Officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Paragraph 7 of this Plan shall be liable for anything done or omitted to be done by such person, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.
(c)Prohibition on Repricing of Awards.  Except for adjustments made pursuant to Paragraph 15, in no event will the Committee, without first obtaining approval by the majority of the shareholders of the Company, (i) decrease the Exercise Price of an Option or SAR after the Grant Date; (ii) accept for surrender to the Company any outstanding Option or SAR granted under this Plan as consideration for the grant of a new Option or SAR with a lower Exercise Price or for the grant of any other Award; (iii) repurchase from Participants whether for cash or any other consideration any outstanding Options or SARs that have an Exercise Price per share higher than the then current Fair Market Value of a Share; or (iv) grant any Option or SAR that contains a so-called “reload” feature under which additional Options, SARs or other Awards are granted automatically to the Participant upon exercise of the original Option or SAR.
(d)Minimum Vesting or Restriction Period.  Subject to Paragraph 6(a) hereof, all Awards shall have a minimum vesting period or Restriction Period, as applicable, of one year from the Grant Date; provided, however, that Awards with respect to up to five percent (5%) of the Shares available for Awards pursuant to this Plan (subject to adjustment as provided in Paragraph 15) may be issued pursuant to Awards without regard to the limitations of this Paragraph 6(d).
7.Delegation of Authority.  The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act subject to Paragraph 6(a) above, to the Board or the Chief Executive Officer of the Company, provided such delegation is made in writing and specifically sets forth such delegated authority.  The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan.  Any such delegation hereunder shall only be made to the extent permitted by applicable law.
8.Employee Awards.
(a)Award Provisions.  The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards.  Each Employee Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by the Company.  Awards may consist of those listed in this Paragraph 8 and may be granted singly, in combination or in tandem.  Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity.  All or part of an Award may be subject to conditions established by the Committee.  Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.
(b)Options.  An Employee Award may be in the form of an Option.  An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option.  The Exercise Price of an Option shall be not less than the Fair Market Value of the Shares on the Grant Date, subject to adjustment as provided in Paragraph 15 hereof.  The term of an Option shall not exceed 10 years from the Grant Date.  Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee.
(c)Share Appreciation Rights.  An Employee Award may be in the form of an SAR.  The Exercise Price for an SAR shall not be less than the Fair Market Value of the Shares on the Grant Date, subject to adjustment as provided in Paragraph 15 hereof.  The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both.  The exercise period for an SAR shall extend no more than 10 years after the Grant Date.  Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee.
(d)Restricted Share Awards.  An Employee Award may be in the form of a Restricted Share Award.  The terms, conditions and limitations applicable to any Restricted Share Award, including, but not limited to, the Restriction Period, shall be determined by the Committee.
(e)Restricted Share Unit Awards.  An Employee Award may be in the form of a Restricted Share Unit Award.  The terms, conditions and limitations applicable to a Restricted Share Unit Award, including, but not limited to, the Restriction Period, shall be determined by the Committee.  Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Share Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the vested Restricted Share Units.

(f)Performance Unit Awards.  An Employee Award may be in the form of a Performance Unit Award.  Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, as determined based on the extent to which the corresponding performance objectives have been achieved.  Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement.  Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee’s determination of actual performance against the performance measures and related goals established by the Committee.
(g)Cash Awards.  An Employee Award may be in the form of a Cash Award.  The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.
(h)Performance Awards.  Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award.  The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee.  The Committee shall set Performance Objectives in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.  One or more Performance Objectives may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies.  A Performance Objective shall include one or more of the following:  (1) increased revenue; (2) net income measures (including but not limited to income after capital costs and income before or after taxes); (3) Share price measures (including but not limited to growth measures and total shareholder return); price per Share; market share; earnings per Share (actual or targeted growth); (4) earnings before interest, taxes, depreciation, and amortization (“EBITDA”); (5) economic value added (or an equivalent metric); (6) market value added; (7) debt to equity ratio; (8) cash flow measures (including but not limited to cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities cash flow value added, cash flow return on market capitalization); (9) return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); (10) operating measures (including operating income, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); (11) expense measures (including but not limited to overhead cost and general and administrative expense cost control and project management); (12) margins; (13) shareholder value; (14) total shareholder return; (15) proceeds from dispositions; (16) total market value and corporate values measures (including ethics compliance, environmental, human resources development and safety); and (17) any other measure determined by the Committee.  Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).
9.Director Awards.  The Board has the sole authority to grant Director Awards from time to time in accordance with this Paragraph 9.  Director Awards may consist of the forms of Award described in Paragraph 8, with the exception of Options, SARs, Performance Awards and Cash Awards, and shall be granted subject to such terms and conditions as specified in Paragraph 8.  Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board, in its sole discretion.
10.Award Payment; Dividends and Dividend Equivalents.
(a)General.  Payment of Awards may be made in the form of cash or Shares, or a combination thereof, and may include such restrictions as the Committee (or the Board, in the case of Director Awards) shall determine, including, but not limited to, in the case of Shares, restrictions on transfer and forfeiture provisions.  For a Restricted Share Award, the certificates evidencing the shares of such Restricted Shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto.  For a Restricted Share Unit Award that may be settled in Shares, the Shares that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.
(b)Dividends and Dividend Equivalents.  Rights to (i) dividends will be extended to and made part of any Restricted Share Award and (ii) Dividend Equivalents may be extended to and made part of any Restricted Share Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that (x) no such Dividends shall be paid with respect to unvested Restricted Shares and (y) no such Dividend Equivalents shall be paid with respect to unvested Restricted Share Unit Awards or Performance Unit Awards.  Dividends or Dividend Equivalents with respect to unvested Restricted Shares, Restricted Share Unit Awards or Performance Unit Awards may, in the discretion of the Committee, be accumulated and paid to the Participant at the time that such Restricted Shares, Restricted Share Unit Award or Performance Unit Award vests.  Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.
11.Option Exercise.  The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of the Company withholding Shares otherwise deliverable on exercise of the Award or tendering Shares valued at Fair Market Value on the date of exercise, or any combination thereof.  The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Shares or other Awards.  The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Shares issuable pursuant to an Award (including cashless exercise procedures approved by the Committee involving a broker or dealer approved by the Committee).  The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 11.
12.Taxes.  The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or Shares under this Plan, an appropriate amount of cash or number of Shares or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes; provided, however, that the number of Shares withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes.  The Committee may also permit withholding to be satisfied by the transfer to the Company of Shares theretofore owned by the holder of the Award with respect to which withholding is required.  If Shares are used to satisfy tax withholding, such Shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
13.Amendment, Modification, Suspension or Termination.  The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s shares are listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of Shares available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, or deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.

14.Assignability.  Unless otherwise determined by the Committee (or the Board in the case of Director Awards) or expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (i) by will or the laws of descent and distribution or (ii) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee.  The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer.  Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 14 shall be null and void.  Notwithstanding the foregoing, no Award may be transferred for value or consideration.
15.Adjustments.
(a)The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
(b)In the event of any subdivision or consolidation of outstanding Shares, declaration of a dividend payable in Shares, combination of shares, or other stock split, then (1) the number of Shares reserved under this Plan, (2) the number of Shares covered by outstanding Awards in the form of Shares or units denominated in Shares, (3) the Exercise Price or other price in respect of such Awards, (4) the Share-Based Award Limitations, and (5) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction.  In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Shares, rights offer, dissolution, demerger, conversion, spin-off, or any distribution to holders of Shares of securities or property (other than normal cash dividends or dividends payable in Shares), the Committee shall make appropriate adjustments to (i) the number of Shares reserved under this Plan, (ii) the number and kind of Shares covered by Awards in the form of Shares or units denominated in Shares, (iii) the Exercise Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Share-Based Award Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.
(c)In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Committee determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Awards on the date of such event, which in the case of Options or Share Appreciation Rights shall be the excess (if any) of the Fair Market Value of Shares on such date over the Exercise Price of such Award.

(d)No adjustment or substitution pursuant to this Paragraph 15 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.
16.Restrictions.  No Shares or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities and other laws.  Certificates evidencing Shares delivered under this Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Shares are then listed or to which it is admitted for quotation and any applicable federal or state securities or other laws.  The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
17.Unfunded Plan.  This Plan is unfunded.  Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Shares or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets that may at any time be represented by cash, Shares or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Shares or rights thereto to be granted under this Plan.  Any liability or obligation of the Company to any Participant with respect to an Award of cash, Shares or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.  With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.
18.Code Section 409A.
(a)Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent.  No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A.  Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.
(b)Unless the Committee provides otherwise in an Award Agreement, each Restricted Share Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A.  If the Committee determines that a Restricted Share Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.
(c)If the Participant is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (i) the first business day following the expiration of six months from the Participant’s separation from service, (ii) the date of the Participant’s death, or (iii) such earlier date as complies with the requirements of Code Section 409A.
19.Governing Law.  This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.
20.No Right to Continued Service or Employment.  Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which such Participant is employed or otherwise serves the Company or its Subsidiaries.
21.Non-Uniform Determinations.  Determinations by the Committee or the Board under this Plan (including, without limitation, determinations of the persons to receive Awards under this Plan; the form, amount and timing of such Awards; the terms and provisions of such Award Agreements evidencing same; and provisions with respect to termination of employment or service) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under this Plan, whether or not such persons are similarly situated.
22.Clawback Right.  Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under the Company’s Incentive Compensation Recoupment Policy or any other clawback policy adopted by the Company whether before or after the Grant Date of the Award.
23.Usage.  Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever gender may be appropriate under any particular circumstance.
24.Headings.  The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.
25.Effectiveness.  This Plan was initially approved by the holders of a majority of Shares present, or represented, and entitled to vote at the 2015 Annual General Meeting of the Company’s shareholders and became effective as of the Effective Date.  The Plan was thereafter amended and restated and approved by the holders of a majority of Shares, present, or represented, and entitled to vote at the 2020 Annual General Meeting of the Company’s shareholders, effective May 7, 2020.  The Plan was thereafter amended and restated effective May 8, 2020. The Plan was further amended and restated and approved by the holders of a majority of Shares present, or represented, and entitled to vote at the 2021 Annual General Meeting of the Company’s shareholders, effective _________, 2021. This Plan shall continue until terminated by action of the Board.

(Authorized Share Capital)

Annex A Amendment to Article 5 of the Articles of Association (Authorized Share Capital)

Transocean Ltd. Your vote is important. To ensure the shares are represented, you should complete, sign and date the below proxy card and return it promptly in the enche reverse side of this Proxy Card. If you do not provide specific voting instructions in relation to one or several proposals described on the reverse side, you instruct the independent proxy to vote “FOR” proposals 1-4, 6, 8-10 and 12, “FOR” each nominee and ratification listed in proposals 5, 7 and 11 and as recommended by the Board of Directors on any modifications to an agenda item or any other matter which may be properly presented or brought before the Meeting. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Meeting. Continued on the reverse side. Must be signed on the reverse side.

		Artikel 5			Article 5
Genehmigtes Aktienkapital	1	Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum 27. Mai 2023 im Maximalbetrag von CHF 20,570,285 durch Ausgabe von höchstens 205,702,850 vollständig zu liberierenden Aktien mit einem Nennwert von je CHF 0.10 zu erhöhen. Eine Erhöhung (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.	Authorized Share Capital	1

The Board of Directors is authorized to increase the share capital, at any time until May 27, 2023, by a maximum amount of CHF 20,570,285 by issuing a maximum of 205,702,850 fully paid up Shares with a par value of CHF 0.10 each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts shall be permissible.

	2	Der Verwaltungsrat legt den Zeitpunkt der Ausgabe, den Ausgabebetrag, die Art, wie die neuen Aktien zu liberieren sind, den Beginn der Dividendenberechtigung, die Bedingungen für die Ausübung der Bezugsrechte sowie die Zuteilung der Bezugsrechte, welche nicht ausgeübt wurden, fest. Nicht-ausgeübte Bezugsrechte kann der Verwaltungsrat verfallen lassen, oder er kann diese bzw. Aktien, für welche Bezugsrechte eingeräumt, aber nicht ausgeübt werden, zu Marktkonditionen platzieren oder anderweitig im Interesse der Gesellschaft verwenden.		2

The Board of Directors shall determine the time of the issuance, the issue price, the manner in which the new Shares have to be paid up, the date from which the Shares carry the right to dividends, the conditions for the exercise of the preemptive rights and the allotment of preemptive rights that have not been exercised. The Board of Directors may allow the preemptive rights that have not been exercised to expire, or it may place such rights or Shares, the preemptive rights of which have not been exercised, at market conditions or use them otherwise in the interest of the Company.

	3	Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre in Bezug auf höchstens 68,567,616 Aktien zu entziehen oder zu beschränken und diese einzelnen Aktionären oder Dritten zuzuweisen:		3

The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders with respect to a maximum of 68,567,616 Shares and to allot them to individual shareholders or third parties:

		(a) wenn der Ausgabebetrag der neuen Aktien unter Berücksichtigung des Marktpreises festgesetzt wird; oder			(a) if the issue price of the new Shares is determined by reference to the market price; or

AN-1

(b)

für die Übernahme von Unternehmen, Unternehmensteilen oder Beteiligungen oder für die Finanzierung oder Refinanzierung solcher Transaktionen oder die Finanzierung von neuen Investitionsvorhaben der Gesellschaft; oder

(b)

for the acquisition of an enterprise, part(s) of an enterprise or participations, or for the financing or refinancing of any of such transactions, or for the financing of new investment plans of the Company; or

(c)

zum Zwecke der Erweiterung des Aktionärskreises in bestimmten Finanz- oder Investoren-Märkten, zur Beteiligung von strategischen Partnern, oder im Zusammenhang mit der Kotierung von neuen Aktien an inländischen oder ausländischen Börsen; oder

(c)

for purposes of broadening the shareholder constituency of the Company in certain financial or investor markets, for purposes of the participation of strategic partners, or in connection with the listing of new Shares on domestic or foreign stock exchanges; or

(d)

für die Einräumung einer Mehrzuteilungsoption (Greenshoe) von bis zu 20% der zu platzierenden oder zu verkaufenden Aktien an die betreffenden Erstkäufer oder Festübernehmer im Rahmen einer Aktienplatzierung oder eines Aktienverkaufs; oder

(d)

for purposes of granting an over-allotment option (Greenshoe) of up to 20% of the total number of Shares in a placement or sale of Shares to the respective initial purchaser(s) or underwriter(s); or

(e)

für die Beteiligung von Mitgliedern des Verwaltungsrates, Mitglieder der Geschäftsleitung, Mitarbeitern, Beauftragten, Beratern oder anderen Personen, die für die Gesellschaft oder eine ihrer Tochtergesellschaften Leistungen erbringen.

(e)

for the participation of members of the Board of Directors, members of the Executive Management Team, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its subsidiaries.

4	Die neuen Aktien unterliegen den Eintragungsbeschränkungen in das Aktienbuch von Artikel 7 und 9 dieser Statuten.	4	The new Shares shall be subject to the limitations for registration in the share register pursuant to Articles 7 and 9 of these Articles of Association.

A-2

VIEW MATERIALS & VOTE w SCAN TO TRANSOCEAN LTD. TURMSTRASSE 30 CH-6312 STEINHAUSEN SWITZERLAND VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 26, 2021/5:59 a.m. Swiss Time on May 27, 2021, the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to: Transocean 2021 AGM Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, USA or Schweiger Advokatur / Notariat, Dammstrasse 19, CH-6300 Zug, Switzerland. All proxy cards must be received no later than 11:59 p.m. Eastern Daylight Time on May 26, 2021/5:59 a.m. Swiss Time, on May 27, 2021, the meeting date. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D47342-P55010-P54680 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please indicate in the appropriate space how you wish the shares to be voted. If you give no specific voting instructions in relation to one or several proposals, you instruct the independent proxy to exercise your voting rights for all proposals in accordance with the recommendation of the Board of Directors (“FOR” proposals 1-4, 6, 8-10 and 12, and “FOR” each nominee and ratification listed in proposals 5, 7 and 11). For Against Abstain For Against Abstain 1. Approval of the 2020 Annual Report, Including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2020 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2020 Discharge of the Members of the Board of Directors and Executive Management Team From Liability for Activities During Fiscal Year 2020 Appropriation of the Accumulated Loss for Fiscal Year 2020 and Release of CHF 8.0 Billion of Statutory Capital Reserves from Capital Contribution and Allocation to Free Capital Reserves from Capital Contribution Renewal of Shares Authorized for Issuance 7. Election of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting (please mark the boxes next to each nominee) ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 7A. Glyn A. Barker 2. ! ! ! 7B. Vanessa C.L. Chang 7C. Samuel J. Merksamer 3. ! ! ! ! ! ! 8. Election of Schweiger Advokatur / Notariat as the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting 4. 9. Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2021 and Reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a Further One-Year Term ! ! ! 5. Election of 11 Directors (5A – 5K), Each for a Term Extending Until Completion of the Next Annual General Meeting (please mark the boxes next to each nominee) ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 5A. Glyn A. Barker ! ! ! 10. Advisory Vote to Approve Named Executive Officer Compensation for Fiscal Year 2021 Prospective Vote on the Maximum Compensation of the Board of Directors and the Executive Management Team, respectively (please mark the boxes next to each item) 5B. Vanessa C.L. Chang 11. 5C. Frederico F. Curado 5D. Chadwick C. Deaton 11A. Ratification of the Maximum Aggregate Amount of Compensation of the Board of Directors for the Period Between the 2021 Annual General Meeting and the 2022 Annual General Meeting Ratification of an amount of US $24,000,000 as the Maximum Aggregate Amount of Compensation of the Executive Management Team for Fiscal Year 2022 ! ! ! 5E. Vincent J. Intrieri 5F. Samuel J. Merksamer 11B. ! ! ! 5G. Frederik W. Mohn 5H. Edward R. Muller ! As Recommended by the Board of Directors ! ! 12. Approval of Amendment and Restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan 5I. Margareth Øvrum 5J. Diane de Saint Victor Against Abstain 5K. Jeremy D. Thigpen If any modifications to agenda items or proposals identified in the notice of meeting or other matters on which voting is permissible under Swiss law are properly presented at the Annual General Meeting for consideration, you instruct the independent proxy, in the absence of other specific instructions, to vote in accordance with the recommendations of the Board of Directors. ! ! ! 6. Election of Chadwick C. Deaton as the Chair of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting The signature on this Proxy Card should correspond exactly with the shareholder’s name as printed above. In the case of joint tenancies, co-executors or co-trustees each should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Transocean Ltd. Your vote is important. To ensure the shares are represented, you should complete, sign and date the below proxy card and return it promptly in the enclosed postage pre-paid envelope to: Transocean 2021 AGM, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, USA or Transocean 2021 AGM, Vote Processing, c/o Schweiger Advokatur / Notariat, Dammstrasse 19, CH-6300 Zug, Switzerland, so that it arrives no later than 11:59 p.m., Eastern Daylight Time on May 26, 2021, 5:59 a.m. Swiss Time, on May 27, 2021, the meeting date. You may revoke your proxy prior to the meeting. Important notice regarding the availability of Proxy Materials for the Annual General Meeting of Shareholders to be held May 27, 2021: The Combined Document is available at: http://www.deepwater.com D47343-P55010-P54680 TRANSOCEAN LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy Card for use at the Annual General Meeting of Shareholders of Transocean Ltd., a Swiss corporation (“Transocean”), or any adjournment or postponement thereof (the “Meeting”), to be held on May 27, 2021, at 6:30 p.m. Swiss Time, at the offices of Transocean Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland. IMPORTANT NOTE: Please sign, date and return this Proxy Card in the enclosed postage pre-paid envelope to: Transocean 2021 AGM, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, USA or Transocean 2021 AGM, Vote Processing, c/o Schweiger Advokatur / Notariat, Dammstrasse 19, CH-6300 Zug, Switzerland. We urge you to return your proxy card as soon as possible to ensure that your proxy card is timely submitted. Any proxy card must be received by either Broadridge or Schweiger Advokatur / Notariat no later than 11:59 p.m. Eastern Daylight Time on May 26, 2021/5:59 a.m. Swiss Time, on May 27, 2021. The signatory, revoking any proxy heretofore given in connection with the Meeting, appoints the independent proxy, Schweiger Advokatur / Notariat, as proxy to represent the signatory at the Meeting and to vote all shares the signatory is entitled to vote at the Meeting on all matters properly presented at the Meeting in accordance with the signatory's voting instructions on the reverse side of this Proxy Card. Please provide your specific voting instructions by marking the applicable instruction boxes on the reverse side of this Proxy Card. If you do not provide specific voting instructions in relation to one or several proposals described on the reverse side, you instruct the independent proxy to vote “FOR” proposals 1-4, 6, 8-10 and 12, “FOR” each nominee and ratification listed in proposals 5, 7 and 11 and as recommended by the Board of Directors on any modifications to an agenda item or any other matter which may be properly presented or brought before the Meeting. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Meeting. Continued on the reverse side. Must be signed on the reverse side.